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                        OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                SEMIANNUAL REPORT

                                  JUNE 30, 1998


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OPPENHEIMER FUNDS-Registered Trademark-
THE RIGHT WAY TO INVEST

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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND

OBJECTIVE

OPPENHEIMER MONEY FUND, a series of Oppenheimer Variable Account Funds, primarily seeks maximum current income in "money market" securities that offer individual investors low capital risk and the maintenance of liquidity. These securities include short-term U.S. government securities, certificates of deposit (CDs), bankers' acceptances and commercial paper.

NARRATIVE BY ART ZIMMER, PORTFOLIO MANAGER

In a period of excitement and volatility for stock markets here and abroad, money market funds(1), such as Oppenheimer Money Fund, generally continued to provide stable returns. Yields moved in a very narrow range, as the Federal Reserve Board, which raises and lowers short-term interest rates based on its view of inflation, stayed on the sidelines for the entire six-month period.

Two opposing forces have kept the Fed from raising or lowering rates. On one hand, the U.S. economy continues to grow at a strong pace, with the unemployment rate at just 4.3% and consumer confidence soaring. On the other hand, the Asian financial crisis shows no signs of easing, which has weakened global demand for goods and services. Since the United States is a major exporter to Asia, slackening demand and devalued currencies in the Far East have created a dampening effect on inflation. Remarkably, seven years into an economic expansion, U.S. inflation is still below 2%.

For the six-month period ended June 30, 1998, Oppenheimer Money Fund produced a compounded annualized yield of 5.33%. Without compounding, the corresponding yield was 5.20%. The seven-day annualized yields, with and without compounding on June 30, 1998 were 5.30% and 5.17%, respectively.(2) It is important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

The supply of money market securities varied considerably during the year. For example, in January 1998, corporations issued a great deal of commercial paper to take advantage of very low interest rates. By June, the excess supply was absorbed by strong demand, which boosted prices and brought yields down.

To be sure, there are still opportunities to add yield to the portfolio without taking material credit risk. For example, we recently purchased a security issued by a major insurance company that was offering a slightly higher yield than the market for commercial paper. In addition, the security carried a "put" option. In the event that interest rates rise, the put option gives us the right to sell the security back to the issuer at the price we originally paid for. The put option is important, because without it, rising interest rates would decrease the security's relative return.

During the rest of 1998 and beyond, we plan to continue monitoring global events so that we can position the portfolio accordingly. If the Asian crisis diminishes and the U.S. economy continues growing, then we would expect the Federal Reserve Board to raise short-term interest rates to ward off inflation. In that event, we would keep the portfolio's maturity fairly short to allow us to reinvest at higher yields. On the other hand, if the U.S. economy should begin to slow and it looks like the Fed would lower short-term interest rates, then we would lengthen the portfolio's maturity to lock in higher yields. In either case, we will continue to invest conservatively, always keeping in mind your objectives of safety and liquidity.

Thank you for your confidence in Oppenheimer Variable Account Funds - Oppenheimer Money Fund. We look forward to helping you reach your investment goals, part of our commitment to you as THE RIGHT WAY TO INVEST.

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1. An investment in money market funds is neither insured nor guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

2. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.


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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND

OPPENHEIMER HIGH INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income from investing in high-yield, high-risk fixed-income securities, including unrated securities or securities in the lower rating categories. These securities may be considered to be speculative.

NARRATIVE BY TOM REEDY, PORTFOLIO MANAGER

Oppenheimer High Income Fund provided a cumulative total return of 4.76%, as of June 30, 1998.(1)

In part, the Fund's performance was driven by positive domestic economic conditions. Although basic economic growth in the United States was stronger than most forecasters expected, inflation remained at historically low levels. Even record-high employment failed to rekindle inflationary pressures. In our view, this is primarily because of enormous productivity improvements within the corporate sector, the result of technological advances, as well as price competition from foreign exporters.

These economic influences helped high-yield corporate bonds rank as the top-performing sector of the bond market over the last six months. High-yield bonds were in great demand by investors who sought to maximize yields in a low interest-rate environment.

In addition, the Fund's performance over the past six months was the result of our asset allocation strategy. Our analyses of the U.S. and global economies helped us identify those industries and market sectors that we believed would perform best in the prevailing environment.

During the first half of 1998, we continued to find especially attractive conditions in the telecommunications industry. That's because many large telecommunications companies have acquired smaller ones in order to enter new markets or to become more dominant in existing markets.

On the other hand, we tended to avoid industries that we believed had weak prospects. For example, the Fund limited its investment in bonds issued by industrial commodities producers, such as steel, paper and chemical companies.(2) These companies' earnings were hurt by falling demand from Asia. In addition, a low-inflation environment prevented commodities producers from raising prices in other markets. Therefore, the credit quality of these industrial companies tended to erode, and their bond prices fell.

The Fund also benefited from our decision late last year to purchase high-yield bonds issued by companies and governments in the emerging markets of Latin America. These bonds declined sharply last Fall in the aftermath of the Asian crisis, and we were able to buy them at very attractive prices. We held these bonds as the Latin American markets recovered in 1998, and we took profits before they declined again in May amid renewed concerns over Asia.

Looking forward, we are cautiously optimistic regarding the second half of this year. Over the near term, we would not be surprised to see continued volatility in the financial markets until the Asian crisis and its effects on the U.S. economy become clearer. Over the longer term, however, we believe that a neutral U.S. monetary policy, low inflation and slowing economic growth could set the stage for long-term interest rates to decline further. If our forecast is correct, a lower interest-rate environment could produce healthy demand for the higher income levels offered by existing high-yield corporate bonds.

Of course, we will continue to monitor the U.S. economy and high-yield bond market carefully. Whatever the next six months bring, we intend to remain vigilant in our efforts to have Oppenheimer Variable Account Funds - Oppenheimer High Income Fund deliver a high level of current income potential from a broadly diversified portfolio of high-yield securities. We believe this disciplined approach to investing remains an effective strategy to help you meet your financial goals. It's also part of what makes OppenheimerFunds - THE RIGHT WAY TO INVEST.

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1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change.


                                       2
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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND

OBJECTIVE

OPPENHEIMER BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income. The Fund invests in fixed-income securities. Secondarily, the Fund seeks capital growth when this is consistent with its primary objective of high income.

NARRATIVE BY DAVID NEGRI, CO-PORTFOLIO MANAGER

Oppenheimer Bond Fund provided positive performance for the six-month period ended June 30, 1998, generating a cumulative total return of 3.94%.(1)

The Fund's performance was driven primarily by positive domestic economic conditions. Although basic economic growth in the United States was stronger than most forecasters had expected, inflation remained near historically low levels. Even record-high employment failed to rekindle inflationary pressures. In our view, this is primarily because of enormous productivity improvements within the corporate sector, as well as price competition from imported goods.

Early in the year, some investors feared that the high rate of economic growth might cause the Federal Reserve Board to raise short-term interest rates. However, this did not occur. That's because the aftereffects of the Asian financial crisis are likely to slow U.S. economic growth. Despite some volatility early in the year, long-term interest rates ended the six-month period modestly lower than where they began.

Different sectors of the bond market responded differently to these economic influences. High-yield corporate bonds, which represented the top-performing sector of the bond market over the last six months, were in great demand by investors looking to maximize yields in a low interest-rate environment. Investment-grade corporate bonds and commercial mortgage-backed securities performed relatively well because of the strong economy and rising corporate earnings. Prices of U.S. government agency mortgage-backed securities declined, while U.S. Treasury securities provided returns slightly lower than investment-grade corporate securities.

In this market environment, we made some modest changes to our allocations among the various bond market sectors in order to increase our holdings of higher yielding securities. For example, we took advantage of the Fund's recent prospectus change to add a small allocation of high-yield corporate bonds to the portfolio. We kept the Fund's exposure to investment-grade corporate bonds unchanged while increasing our holdings of commercial mortgage-backed securities. We also slightly decreased our holdings of mortgage-backed securities issued by U.S. government agencies. And finally, we established a small position in bank trust preferred stock, which provided attractive yields and high credit quality relative to many other fixed-income securities.(2)

Looking forward, we are optimistic regarding the second half of this year. We believe that the Federal Reserve Board will not tighten U.S. monetary policy because of the increasing likelihood of an economic slowdown stemming from the recessions throughout Asia. In fact, we believe that the economic impact of the Asian crisis is finally starting to affect the U.S. economy, and will probably constrain economic growth during the second half of this year.

A neutral interest-rate policy, low inflation and slowing economic growth could set the stage for long-term interest rates to decline further, which may be especially good for U.S. Treasury bond prices. At the same time, we would expect healthy demand to support prices of corporate and commercial bonds.

Of course, we will continue to monitor the U.S. economy and bond market carefully. Whatever the next six months bring, we intend to remain vigilant in our efforts to deliver solid income potential from a broadly diversified portfolio of quality securities. That's what makes Oppenheimer Variable Account Funds - Oppenheimer Bond Fund part of THE RIGHT WAY TO INVEST.

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1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change. The Fund may invest in below-investment-grade securities, which may entail greater risks, as described in the prospectus.


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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND

OBJECTIVE

OPPENHEIMER AGGRESSIVE GROWTH FUND, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

NARRATIVE BY BRUCE BARTLETT, PORTFOLIO MANAGER

Oppenheimer Aggressive Growth Fund, a series of Oppenheimer Variable Account Funds, provided a cumulative total return of 17.40% for the six-month period ended June 30, 1998.(1)

After a challenging year in 1997, the performance of the Fund accelerated sharply during the first few months of 1998. Our holdings in a number of stocks were driven higher by a market that favored the Fund's growth style of investment. In addition, small- and mid-cap stocks participated in the market's rise, adding to the Fund's positive performance.

During the first half of the year, the Fund's success arose from its aggressive strategy of investing in industries that represent emerging growth and new technologies, as well as businesses that provide innovative products and services. As always, we maintained our disciplined approach of selecting the stocks of individual companies--small, medium, and large--that met our criteria for growth.

Consumer cyclicals and technology were the two primary sectors that fueled the Fund's growth during the period. We dramatically increased our holdings in the area of consumer cyclicals. In particular, we focused on stocks of specialty retail companies with strong fundamentals, such as Lowe's and CVS. These companies benefited from exceptional consumer purchasing power, which was driven by low unemployment, low interest rates and growing real wages.

Technology was another area of strong growth in which we invested substantially during the period. We sold some of our technology holdings in the semiconductor and PC-related businesses, areas that exhibited weakness during the first half of the year. Instead, we found attractive opportunities in the stocks of telecommunications equipment and productivity-enhancing software companies.

We also identified substantial growth opportunities in the waste industry. Allied Waste is an example of one such company that exhibited strong internal growth, as well as growth through acquisitions. Their stock responded positively to the company's increasing economies of scale and growing customer base.

On the other hand, the Fund's performance suffered as a result of our holdings in companies that provide physician practice management services. During the first half of 1998, we began to doubt the sustainability of revenue and earnings growth for many of these companies. And, shortly thereafter, stocks of the companies in question weakened, which in turn constrained the Fund's performance toward the end of the period. However, we minimized our losses by swiftly reevaluating our positions, and sharply reducing our holdings in this sector. We shifted those resources into investments that we believe have better growth potential.

Looking ahead to the second half of 1998, we believe that the U.S. economy is likely to show signs of slowing growth. The performance of individual stocks in such an environment will likely depend on the reliability of each company's earnings. Accordingly, we are focusing on companies we believe can sustain strong revenue and earnings growth in the face of a slowing economy. That's what makes Oppenheimer Variable Account Funds - Oppenheimer Aggressive Growth Fund part of THE RIGHT WAY TO INVEST.

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1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.


                                       4
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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND

OBJECTIVE

OPPENHEIMER GROWTH FUND, a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in securities of well-known and established companies. The Fund's present focus is in securities of mid-or large-cap companies with a history of earnings and dividend growth.

NARRATIVE BY JANE PUTNAM, PORTFOLIO MANAGER

Oppenheimer Growth Fund provided a cumulative total return of 17.03% for the six-month period ended June 30, 1998.(1)

The strongest contributors to performance during the first half of the year were technology and consumer cyclical stocks. Earlier in the year, the Asian economic crisis caused a decrease in demand in the technology sector, as well as lower prices for competing products that are produced overseas. In turn, these conditions led to fears of slowing growth, and lower prices for many technology-related stocks.

We responded by eliminating certain semiconductor equipment stocks, component outsourcers, and other technology companies from our portfolio because we thought the events in Asia would greatly impact those industries. As prices and valuations fell for attractive companies in the sector, we added to our holdings in the areas of technology that showed the highest growth potential. For example, we increased our holdings of software vendors, such as Microsoft and PeopleSoft, and also initiated positions in telecommunications equipment and information technology outsourcing companies. These holdings performed strongly during the first six months of 1998, as stock prices rebounded.(2)

Consumer cyclical stocks surged during the period as a result of the continuing health of the U.S. economy. We found opportunities among the stocks of car-rental companies, where prices were relatively low despite high earnings prospects. The Fund also shared in the positive performance of some retailers and apparel companies, as well as housing-related stocks. These industries benefited from low unemployment, low inflation, low interest rates and high levels of consumer confidence.

On the other hand, we were disappointed by the performance of several oil service companies that we originally thought had been oversold and represented good buying opportunities. However, the oil industry performed poorly during the first six months of the year. As the period progressed, we reevaluated our holdings and sold the stocks of companies that appeared subject to further price deterioration.

As always, we select stocks on a company-by-company, investment-by-investment basis. Buying opportunities among technology and consumer cyclical stocks enabled us to lower the Fund's cash levels. We thereby positioned the Fund to share more fully in the equity market's strong showing during the first half of the year. However, overall valuations remain high in this market making it difficult for us, as price-sensitive buyers, to find attractive investments at reasonable valuations.

Going forward, we plan to adhere to our fundamental approach of seeking growth at the right price. We believe that the U.S. economy's growth is likely to be slowed by the continuing impact of the events in Asia. As a result, we are focusing on domestic, consumer-oriented companies, such as advertising agencies and grocery and drug chains, that have improved their earnings outlook through restructurings and other positive developments. We are particularly concentrating on stocks we expect to grow faster than the overall market.

In today's volatile economic environment, we believe our disciplined approach and emphasis on individual stock selection should serve investors well. That's why Oppenheimer Variable Account Funds - Oppenheimer Growth Fund continues to be part of THE RIGHT WAY TO INVEST.

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1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change.


                                       5
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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND

OBJECTIVE

OPPENHEIMER MULTIPLE STRATEGIES FUND, a series of Oppenheimer Variable Account Funds, seeks a total investment return, which includes current income and capital appreciation, from investments in common stocks and other equity securities, bonds and other debt securities and money market securities.

NARRATIVE BY RICHARD RUBINSTEIN, CO-PORTFOLIO MANAGER

Oppenheimer Multiple Strategies Fund provided a cumulative total return of 7.09% for the six-month period ended June 30, 1998.(1)

The first six months of the year proved to be a period of opportunity and challenge. Although some markets and types of investments performed well, others disappointed. U.S. and European equity markets showed strength, but Asian markets experienced a continuation of the economic difficulties that began late last year. In addition, emerging markets suffered as a result of the Asian crisis.

Not surprisingly, considering its diversified nature, the Fund shared in both the markets' strengths and weaknesses. By maintaining the Fund's exposure to a wide range of U.S. and global equities and bonds, we positioned the Fund to take advantage of attractive investments, while actively managing risk.

The Fund's exposure to equities was about 51% of the portfolio at the end of the period. This enabled the Fund to participate in the stock market's positive performance. Two of our largest and most successful areas of industry focus were health care and banks. Health care stocks, including major drug companies, added a strong growth component to the portfolio. We also invested in smaller biotechnology companies we believed to be undervalued and were bringing innovative, new products to market. Our bank holdings included several European institutions, where U.S.-style management changes have improved efficiency, lowered costs, raised revenue growth rates and increased profitability.(2)

On the other hand, our equity holdings in technology suffered as a result of the overall weakness within that sector. We responded by focusing tightly on companies with dominant franchises in their specific markets, such as Intel and Xerox. We believe these market leaders are likely to be among the first to rebound when conditions again become favorable for the sector. They have the resources to take advantage of competitors' weaknesses, as well as the size to attract the interest of many institutional investors.

The Fund's bond portfolio over the period consisted of a mix of U.S. Treasuries, mortgage-backed instruments, high-yield corporate bonds and foreign bonds from a combination of developed and emerging countries. Cash holdings allowed us to increase our allocations to attractive opportunities in the bond markets, such as mortgage-backed securities and Treasury bonds. These investments performed well, supported by a beneficial environment of falling interest rates.

We also invested in certain emerging market bonds. However, falling spreads (the difference between the return from high-yield bonds and U.S. Treasury bonds) made it increasingly difficult to find attractive, high-yield bond investments. As an alternative, we found attractive opportunities among REITs (Real Estate Investment Trusts) and electric utility stocks. A REIT is a company that buys and manages real estate and/or mortgages on behalf of its shareholders. Although both REITs and electric utility stocks are equity investments, they may offer bond-like yields, along with the potential for modest capital appreciation. While REITs failed to provide capital appreciation during the period, electric utilities proved to be among the strongest performers in the Fund's portfolio.

Looking ahead, we remain cautiously optimistic about the market's prospects over the coming months. While many domestic equities appear somewhat overvalued and earnings seem to be slowing, market fundamentals, such as consumer spending and money flows, remain strong. And although Asian economies continue to struggle, the rest of the world has thus far weathered the situation fairly well. In Europe, companies are beginning to benefit from the management changes and corporate restructurings that helped U.S. companies become more efficient over the past decade. Latin America has also learned some difficult lessons and appears to be on track toward better economic growth.

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1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio and allocations are subject to change.


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Our diversified investment approach positions the Fund to participate in rising markets, while providing protection against unexpected market declines. In particular, the Fund is positioned to take advantage of exceptional values that may become available during market corrections.

Whatever direction the market and economy take, we believe broad diversification is the key to managing risk while attempting to produce above-average returns. We plan to rigorously maintain our disciplined strategy of diversification, not just among asset types, but also among investment styles, including growth, value, contrarian, high-yield and international. By drawing on the various talents of OppenheimerFunds' investment professionals, we aim to maintain a "portfolio for all seasons," one that is positioned to confront the challenges and take advantage of the opportunities that may arise. That's what makes Oppenheimer Variable Account Multiple Strategies Fund part of THE RIGHT WAY TO INVEST.

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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND

OBJECTIVE

OPPENHEIMER GLOBAL SECURITIES FUND, a series of Oppenheimer Variable Account Funds, seeks long-term capital appreciation from growth companies worldwide.

NARRATIVE BY BILL WILBY, PORTFOLIO MANAGER

Oppenheimer Global Securities Fund performed well for the six-month period ended June 30, 1998, generating a cumulative total return, of 12.19%.(1)

We attribute this performance to our disciplined investment approach, in which we select stocks on a company-by-company basis, rather than according to broad economic trends. Our "bottom-up" strategy was particularly important over the past six months because of the widely divergent performance of the global stock markets.

Fortunately, our investment discipline led us to invest about 50% of the portfolio in Europe, the top-performing market over the past six months. European companies have benefited from preparations for the European Monetary Union (EMU), which is expected to eliminate trade and currency barriers and create a single European marketplace. Companies that have traditionally dominated their national markets are now attempting to succeed in the larger continental market. In addition, like American companies over the past several years, European firms are restructuring to reduce costs and boost productivity.(2)

While the U.S. stocks in our portfolio provided positive returns, most of those gains were achieved in the first four months of the year. May and June saw heightened volatility amid renewed concerns about the Asian crisis's effect on U.S. corporate earnings.

We found few Asian companies that we considered attractive. A combination of economic forces, including ill-advised economic policies and a weak banking system, led to last year's massive currency devaluations in many Asian countries. Economic difficulties, numerous corporate bankruptcies and steep market declines followed.

Finally, while we continued to find attractive investments in growing Latin American companies, stocks there have also declined in the aftermath of the Asian crisis. In our opinion, that sell-off was unwarranted by the region's fundamentals, and we believe Latin American stock prices should rise when investors realize that the region does not share Asia's economic problems.

Within these markets, we continued to invest in companies we expect to benefit from our long-term investment themes. For example, the telecommunications and media theme contributed substantially to the Fund's performance. We believe the introduction of digital television in Europe, scheduled for later this year, will create higher earnings for many media companies. We established positions in digital broadcasters and content developers, such as Canal Plus, the French pay television and satellite television producer, and Carlton Communications in the United Kingdom.

We also saw positive contributions from companies participating in our capital markets development and corporate restructuring themes, especially in Europe. Banks, brokerage firms and other financial services providers are expected to benefit greatly from EMU because of the elimination of cross-border trade barriers. We've received especially good returns from Italian and Portuguese financial stocks over the past six months as more investors have recognized their growth prospects.

Our outlook varies depending on which region of the world we're considering. As explained earlier, we believe that EMU will have long-lasting benefits for many European companies. Although we expect the U.S. economy to remain healthy, we believe that corporate earnings growth will moderate, and we do not expect dramatic increases in domestic stock prices.

However, we remain optimistic about Latin America. Stock valuations are very low, but earnings growth is strong. This combination could drive stock prices higher when investor confidence returns to the region.

On the other hand, we are less optimistic about Japan and Asia. In our view, despite recent efforts by the U.S. government to support Asia's economies, the region's problems require fundamental economic change.

No matter what the future brings, we will continue to strive to help our shareholders participate in the world's most attractive companies. In our view, this disciplined approach to global investing is part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change.

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OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND

OBJECTIVE

OPPENHEIMER STRATEGIC BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income from debt securities. The Fund primarily invests in three sectors: foreign fixed-income securities, U.S. government securities and lower rated high-yield domestic corporate bonds (commonly known as "junk bonds.") Investing in foreign securities entails additional expenses and risks including foreign currency fluctuations while investing in junk bonds carries a greater risk of default.

NARRATIVE BY DAVID NEGRI, CO-PORTFOLIO MANAGER

Oppenheimer Strategic Bond Fund provided positive performance during the first six months of 1998, generating a cumulative total return of 3.30%.(1)

The Fund's performance was driven primarily by positive economic conditions in the United States, Europe and Latin America. Although basic economic growth in the United States was stronger than most forecasters expected, inflation remained at near historically low levels. In our view, this is primarily because of enormous productivity improvements within the corporate sector, as well as price competition from imports.

In Europe, the economic effects of the impending formation of the European Monetary Union (EMU), scheduled for January 1, 1999, have been very positive. EMU is expected to eliminate trade and currency barriers, creating a single European marketplace and economy.

In the U.S. bond market, the likelihood that the aftereffects of the Asian financial crisis will soon slow economic growth helped prevent the Federal Reserve from tightening monetary policy during the first half of 1998. Despite some volatility early in the year, long-term U.S. interest rates ended the six-month period lower than where they began.

About two-thirds of the Fund's assets were invested in domestic bonds as of June 30, 1998. High-yield corporate bonds performed well because they were in great demand by investors looking to maximize yields in a low interest-rate environment. U.S. government securities generally provided returns slightly higher than or equal to their coupons.(2)

The foreign bond sector accounted for about 15% of the Fund's assets. We maintained a lower-than-average position in the developed markets of Europe, Canada, Australia and New Zealand because interest rates there have been generally lower than in the United States. However, the Fund benefited from positive changes in these nations' currency exchange rates.

Our exposure to the emerging markets was focused primarily on debt of Latin America, including Argentina and Mexico, which offered attractive premiums to Brady bonds. Brady bonds are securities issued by foreign governments, backed by the U.S. Federal Reserve Bank, and are often U.S.-dollar denominated. In Eastern Europe, we held modest positions in Poland, Russia and Bulgaria. And while we had no exposure to Southeast Asia when the crisis began, we recently established some small positions, primarily in Korea, in attractively priced bonds.

Looking forward, we are optimistic regarding the second half of 1998. In the United States, we believe that the Federal Reserve Board will refrain from tightening monetary policy. That's because the Asian crisis's aftermath is likely to constrain U.S. economic growth during the second half of this year. We remain optimistic about the European economy as EMU approaches. And, in our opinion, Latin America also remains attractive as its economies continue to expand.

Of course, we will continue to monitor the global economies and bond markets carefully. Whatever the next six months bring, we intend to remain vigilant in our efforts to deliver solid income potential from a broadly diversified portfolio of fixed-income securities. In our view, this disciplined approach to investing is part of THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND

OBJECTIVE

OPPENHEIMER GROWTH & INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks high total return, which includes growth in the value of its shares, as well as current income from equity and debt securities.

NARRATIVE BY MIKE LEVINE, PORTFOLIO MANAGER

Oppenheimer Growth & Income Fund continued to perform well during the first half of 1998. For the six-month period ended June 30, 1998, the Fund provided a cumulative total return of 13.09%.(1)

In general, the Fund's strong performance can be explained by three factors: 1) being fully invested in a strong market; 2) capitalizing on opportunities in the financial and technology sectors, as well as in consumer-oriented industries, including airlines, entertainment and retail; and 3) good individual stock selection. Specific stocks that have contributed to the Fund's strong performance include Chase Manhattan, Time Warner and Waters Corp., a manufacturer of analytical instruments.

Our basic strategy for the Fund is to buy the stocks of individual companies that exhibit positive fundamentals at reasonable prices. But, we also take a contrarian approach at times to look for new investment ideas among underperforming securities. As an example, during the first half of 1998, we increased our holdings in the oil services sector where, despite a recent decline in oil prices, we believed that the long-term fundamentals were extremely positive. We still view these stocks favorably and believe that oil service stocks will rebound sharply when prices recover.(2)

Another feature of the Fund that has worked to its advantage is the flexibility to invest in convertible securities, which made up about 15% of the portfolio at the end of the period. Convertible securities are debt or preferred instruments that may be converted to shares of the issuer's common stock at a future date. Therefore, their performance is linked to movements in both interest rates and the underlying stock. The convertible securities market has done well over the past six months, comparing favorably to most fixed-income alternatives.

While our outlook for the rest of 1998 is cautious due to high valuations of stocks, slowing corporate earnings growth and the continuing impact of the Asian economic crisis, we nevertheless continue to see a number of attractive investment opportunities in the market. We also believe that the key to the Fund's potential for continued good performance is its flexibility to invest in attractive market opportunities as they arise.

Thank you for your confidence in Oppenheimer Variable Account Funds - Oppenheimer Growth & Income Fund. We look forward to helping you reach your investment goals, part of our commitment to you as THE RIGHT WAY TO INVEST.

----------------------------
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this fund. Such performance is not annualized and would have been lower if such charges were taken into account.

2. The Fund's portfolio is subject to change.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND

OBJECTIVE

OPPENHEIMER SMALL CAP GROWTH FUND, a series of Oppenheimer Variable Account Funds, seeks capital appreciation. In seeking its objective, the Fund emphasizes investments in securities of growth-type companies with market capitalizations less than $1 billion.

NARRATIVE BY JAY TRACEY, CO-PORTFOLIO MANAGER

The Fund commenced operations on May 1, 1998. In our view, this brief period is too short a time-frame to realistically evaluate the Fund's ability to generate long-term growth.

The Fund's first month, May, was very difficult for small-capitalization growth stocks. Although almost all sectors of the U.S. stock market suffered set-backs in May, small-capitalization stocks declined more sharply than large-capitalization stocks. Furthermore, within the small-cap market, growth-oriented stocks generally fell more than value-oriented stocks. In June, small-capitalization stocks recovered somewhat, but not enough to offset May's decline.

We believe the small-cap stock market's sell-off was related to concerns over the ongoing financial crisis in Asia. Even though most small U.S. companies derive their revenues from domestic sources, rather than from overseas markets, small-cap stocks declined because of a "flight to quality" among both domestic and overseas investors. When faced with the possibility of increased market volatility, investors shifted their assets toward well-known blue-chip stocks with track records of consistent growth and ready liquidity in the financial markets.

In our opinion, the sharp decline of small-cap stocks in May was not justified by these companies' fundamentals. In fact, the majority of our holdings continue to report earnings that either meet or exceed most analysts' expectations.

Even in this difficult market environment, we continued to find investment opportunities in companies that we believe have excellent growth prospects. We identified these stocks using a highly disciplined investment approach in which we consider investments on a company-by-company basis rather than according to broader economic trends or market conditions.

When analyzing individual companies, we first look for a history of earnings growth at a rate that we believe is sustainable. Often, sustainable long-term growth is the result of expansion into new markets or the development of innovative product and services. We particularly like companies that can finance a superior rate of expansion without borrowing or issuing additional shares of stock.

Such criteria led us to a number of companies with good growth prospects. For example, as of June 30, the Fund's largest concentration of assets was in the commercial services sector. Many services companies are growing because of gains in their market share. These companies are also benefiting from consolidation within their respective industries, whether consumer, business or healthcare focused. Service companies are also less sensitive to changes in the economy. So, they tend to provide relatively stable performance. We also found a number of attractive stocks in the technology sector, especially software companies with innovative business ideas, and consulting services companies that make their business customers more productive by increasing the efficiency of their operations.(1)

Despite the recent weakness in small-cap growth stocks, our outlook remains generally positive. While U.S. corporate earnings growth has begun to slow, this trend has so far mostly affected large-capitalization companies. In spite of liquidity concerns, we expect more investors to turn to small-capitalization growth stocks when they realize that large-capitalization stocks may have difficulty generating the high growth rates of the past several years.

Accordingly, we intend to adhere to our "bottom-up," growth-oriented investment approach as we navigate through short-term economic influences and market conditions. In our opinion, maintaining a long-term perspective and a disciplined approach are important parts of THE RIGHT WAY TO INVEST.

----------------------------
1. The Fund's portfolio is subject to change.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
--------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 1.5%
--------------------------------------------------------------------------------------
Deutsche Bank AG, 5.65%, 1/22/99                              $2,000,000  $ 2,000,000
--------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS - 1.4%
--------------------------------------------------------------------------------------
Abbey National PLC guaranteeing commercial paper of Abbey
National North America Corp., 5.47%, 10/30/98                  2,000,000    1,963,230
--------------------------------------------------------------------------------------
LETTERS OF CREDIT - 8.9%
--------------------------------------------------------------------------------------
ABN Amro Bank PLC guaranteeing commercial paper of Glencore
Finance (Bermuda) Ltd., Series B, 5.60%, 7/22/98               3,000,000    2,990,200
--------------------------------------------------------------------------------------
Barclays Bank PLC guaranteeing commercial paper of Banca
Serfin SA, Institcion de Banca Multiple Group Financiero
Serfin, Nassau Branch, 5.42%, 11/23/98                         3,000,000    2,934,387
--------------------------------------------------------------------------------------
Barclays Bank PLC guaranteeing commercial paper of Banco
Nacional de Comericio Exterior, SNC, Series A, 5.47%,
10/14/98                                                       2,500,000    2,460,115
--------------------------------------------------------------------------------------
Credit Suisse guaranteeing commercial paper of Daewoo
International (America) Corp., 5.52%, 12/2/98                  3,000,000    2,929,160
--------------------------------------------------------------------------------------
Credit Suisse guaranteeing commercial paper of Minmetals
Capitals & Securities, Inc., 5.40%, 8/24/98                      700,000      694,246
                                                                          ------------
Total Letters of Credit                                                    12,008,108
--------------------------------------------------------------------------------------
SHORT-TERM NOTES - 86.4%
--------------------------------------------------------------------------------------
ASSET-BACKED - 23.2%
Asset Backed Capital Finance, Inc., 5.47%, 10/22/98(1)         5,000,000    4,914,151
--------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Series A, 5.40%,
7/17/98                                                        2,600,000    2,593,760
--------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Series A, 5.42%,
8/21/98                                                        2,300,000    2,282,340
--------------------------------------------------------------------------------------
CXC, Inc., 5.50%, 12/16/98(1)                                  2,000,000    1,948,667
--------------------------------------------------------------------------------------
CXC, Inc., 5.515%, 12/7/98(1)                                  2,000,000    1,951,284
--------------------------------------------------------------------------------------
CXC, Inc., 5.523%, 11/16/98(1)                                 2,000,000    1,957,657
--------------------------------------------------------------------------------------
Enterprise Funding Corp., 5.49%, 12/14/98(1)                   2,000,000    1,949,370
--------------------------------------------------------------------------------------
Enterprise Funding Corp., 5.63%, 7/31/98(1)                    3,000,000    2,985,925
--------------------------------------------------------------------------------------
Preferred Receivables Funding Corp., 5.52%, 11/12/98(1)        2,425,000    2,375,174
--------------------------------------------------------------------------------------
Sigma Finance, Inc., 5.44%, 9/10/98(1)                         3,000,000    2,967,813
--------------------------------------------------------------------------------------
Sigma Finance, Inc., 5.58%, 8/28/98(1)                         2,500,000    2,477,525
--------------------------------------------------------------------------------------
SMM Trust, 5.656%, 7/29/98(2)(3)                               3,000,000    3,000,000
                                                                          ------------
                                                                           31,403,666
--------------------------------------------------------------------------------------
BANK HOLDING COMPANIES - 1.3%
Morgan (J.P.) & Co., Inc., 5.37%, 7/17/98                      1,729,000    1,724,850
--------------------------------------------------------------------------------------
BEVERAGES - 3.6%
Coca-Cola Enterprises, Inc., 5.48%, 10/23/98(1)                5,000,000    4,913,233
--------------------------------------------------------------------------------------
BROKER/DEALERS - 16.6%
Bear Stearns Cos., Inc., 5.45%, 10/22/98                       2,000,000    1,965,786
--------------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 5.47%, 10/28/98                       2,500,000    2,454,797
--------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 5.46%, 9/18/98                 3,000,000    2,964,055

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
--------------------------------------------------------------------------------------
BROKER/DEALERS (CONTINUED)
Lehman Brothers Holdings, Inc., 5.658%, 7/20/98(2)            $2,000,000  $ 2,000,000
--------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.50%, 7/1/98(2)             5,000,000    5,000,000
--------------------------------------------------------------------------------------
Republic New York Securities Corp., 6.75%, 7/1/98(2)           5,000,000    5,000,000
--------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.717%, 7/20/98(2)        3,000,000    3,000,000
                                                                          ------------
                                                                           22,384,638
--------------------------------------------------------------------------------------
COMMERCIAL FINANCE - 4.4%
Countrywide Home Loans, 5.57%, 8/3/98                          2,500,000    2,487,236
--------------------------------------------------------------------------------------
FINOVA Capital Corp., 5.55%, 11/13/98                          2,000,000    1,958,375
--------------------------------------------------------------------------------------
FINOVA Capital Corp., 5.56%, 11/6/98                           1,500,000    1,470,347
                                                                          ------------
                                                                            5,915,958
--------------------------------------------------------------------------------------
CONSUMER FINANCE - 2.2%
Beneficial Corp., 5.505%, 9/23/98                              3,000,000    2,961,465
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 10.3%
General Electric Capital Services, 6.50%, 7/1/98               5,500,000    5,500,000
--------------------------------------------------------------------------------------
Household Finance Corp., 5.556%, 7/29/98(2)                    5,000,000    4,997,440
--------------------------------------------------------------------------------------
Prudential Funding Corp., 5.50%, 11/18/98                      3,500,000    3,425,139
                                                                          ------------
                                                                           13,922,579
--------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 4.8%
Baxter International, Inc., 5.55%, 7/20/98                     2,000,000    1,994,142
--------------------------------------------------------------------------------------
Baxter International, Inc., 5.55%, 7/27/98(1)                  2,500,000    2,489,979
--------------------------------------------------------------------------------------
Baxter International, Inc., 5.625%, 8/14/98                    2,000,000    1,986,250
                                                                          ------------
                                                                            6,470,371
--------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.5%
Atlas Copco AB, 5.56%, 7/7/98(1)                               2,000,000    1,998,147
--------------------------------------------------------------------------------------
INSURANCE - 11.1%
AIG Life Insurance Co., 5.645%, 7/1/98(2)                      3,000,000    3,000,000
--------------------------------------------------------------------------------------
Pacific Mutual Life Insurance Co., 5.649%, 7/1/98(2)(3)(4)     5,000,000    5,000,000
--------------------------------------------------------------------------------------
Protective Life Insurance Co., 5.682%, 7/1/98(2)               5,000,000    5,000,000
--------------------------------------------------------------------------------------
Travelers Insurance Co., 5.664%, 7/1/98(2)(3)                  2,000,000    2,000,000
                                                                          ------------
                                                                           15,000,000
--------------------------------------------------------------------------------------
LEASING & FACTORING - 3.7%
American Honda Finance Corp., 5.687%, 7/20/98(2)(3)            3,000,000    3,000,000
--------------------------------------------------------------------------------------
American Honda Finance Corp., 5.70%, 7/17/98                   2,000,000    1,994,933
                                                                          ------------
                                                                            4,994,933
--------------------------------------------------------------------------------------
NONDURABLE HOUSEHOLD GOODS - 1.5%
Avon Capital Corp., 5.65%, 7/8/98(1)                           2,000,000    1,997,803
--------------------------------------------------------------------------------------
OIL-INTEGRATED - 2.2%
Fina Oil & Chemical Co., 5.52%, 8/14/98(1)                     3,000,000    2,979,760
                                                                          ------------
Total Short-Term Notes                                                    116,667,403
--------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
--------------------------------------------------------------------------------------
Finnish Export Credit Ltd., 5.55%, 7/15/98                     2,000,000    1,995,683

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          VALUE
                                                                          NOTE 1
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                         99.7% $134,634,424
--------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                      0.3       421,906
                                                              ----------  ------------
NET ASSETS                                                         100.0% $135,056,330
                                                              ----------  ------------
                                                              ----------  ------------

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $37,906,488, or 28.07% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $13,000,000, or 9.63% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

4. Put obligation redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.9%
------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates,
Series 1997-C1, Cl. H, 7%, 6/17/29(2)                         $      200,000  $   180,625
------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-D4:
Cl. B1, 7.525%, 4/14/29(3)                                           167,000      161,651
Cl. B2, 7.525%, 4/14/29(3)                                           167,000      158,128
Cl. B3, 7.525%, 4/14/29(3)                                           166,000      153,394
------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series
1993-C1:
Cl. E, 7.76%, 12/25/03(2)(3)                                         250,000      253,875
Cl. F, 7.76%, 12/25/03(2)(3)                                         700,000      563,500
------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. F, 7.50%, 6/20/13(2)                                             300,000      296,550
Cl. G, 7.50%, 6/20/14(2)                                             500,000      472,500
Cl. H, 7.50%, 8/20/14(2)                                             225,000      183,375
------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates,
Series 1997-CHL1:
6.929%, 2/25/11(2)(3)                                              1,500,000    1,321,500
8.129%, 5/25/08(2)(3)                                                300,000      308,610
------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. E, 7.438%, 2/15/28(2)(3)                         835,342      814,197
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                            300,000      280,219
------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%,
5/20/07(2)                                                           254,890      247,243
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%,
6/15/06(4)                                                           750,000      713,906
------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1994-C1, Cl. E, 8%, 6/25/26                                   650,527      654,451
Series 1994-C2, Cl. G, 8%, 4/25/25                                   720,488      722,244
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                647,865      614,896
------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl.
1, 7.132%, 4/25/26                                                 1,463,375    1,090,672
------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates,
Series 1996-C3, Cl. E, 8.458%, 6/25/30(4)                            650,000      661,680
                                                                              ------------
Total Mortgage-Backed Obligations (Cost $8,824,937)                             9,853,216
------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%,
4/15/14                                                            2,320,420    1,714,210
------------------------------------------------------------------------------------------
PT Hutama Karya Promissory Nts., Zero Coupon,
2/10/98(2)(5)(IDR)                                             1,000,000,000       16,892
------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan Debs., 3.313%,
12/15/20(6)                                                        3,000,000    1,420,785
                                                                              ------------
Total Foreign Government Obligations (Cost $3,531,283)                          3,151,887
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 66.7%
------------------------------------------------------------------------------------------
AEROSPACE - 2.3%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05               1,000,000    1,070,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
AEROSPACE (CONTINUED)

Amtran, Inc., 10.50% Sr. Nts., 8/1/04                         $      700,000  $   740,250
------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                              700,000      745,500
9.25% Sr. Nts., 4/15/08(4)                                         1,325,000    1,325,000
------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts.,
Series 1997-1, 1/1/01(2)                                             800,000      812,000
------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr.
Nts., Cl. B, 6/15/04(2)                                              331,061      341,821
------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)           872,561      933,641
------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04         1,850,000    1,951,750
                                                                              ------------
                                                                                7,919,962
------------------------------------------------------------------------------------------
CHEMICALS - 1.0%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., Series B,
12/1/07                                                              120,000      125,700
------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                  275,000      281,875
------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                              330,000      323,400
------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Gtd. Nts., 10/15/07                825,000      810,562
------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07          600,000      597,000
------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub.
Nts., Series B, 8/1/07                                               775,000      794,375
------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.25% Sr. Sub. Nts., 4/1/07               330,000      328,350
                                                                              ------------
                                                                                3,261,262
------------------------------------------------------------------------------------------
CONSUMER DURABLES - 0.7%
Holmes Products Corp., 9.875% Gtd. Sr. Unsec. Sub. Nts.,
Series B, 11/15/07                                                   425,000      439,875
------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B,
7/15/02                                                              800,000      832,000
------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B,
11/15/04(7)                                                          780,000      588,900
------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)           350,000      410,711
                                                                              ------------
                                                                                2,271,486
------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.0%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(4)(7)                            1,080,000      572,400
10.50% Sr. Nts., 7/1/08(4)                                           510,000      515,100
------------------------------------------------------------------------------------------
Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08              500,000      485,000
------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(4)            720,000      722,700
------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                             1,750,000    1,760,937
------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.133%, 3/15/01(8)                                                1,800,000    1,404,000
------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(4)         1,000,000    1,020,000
------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06         235,000      251,450
                                                                              ------------
                                                                                6,731,587
------------------------------------------------------------------------------------------
ENERGY - 4.4%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                  900,000      884,250
------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts.,
11/15/07                                                           1,040,000    1,042,600
------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                 275,000      300,437
------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B,
2/15/08                                                              800,000      784,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
ENERGY (CONTINUED)

Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08            $      800,000  $   768,000
------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2)           1,000,000    1,025,000
------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., 5/1/05(4)            500,000      481,250
------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Nts., 2/15/08                   1,100,000    1,097,250
------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                  495,000      534,600
------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Gtd. Sr. Sec. Nts., 6/1/08(4)          1,420,000    1,356,100
------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(4)          1,150,000    1,187,375
------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06        1,175,000    1,063,375
------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                     800,000      816,000
------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                  1,000,000    1,010,000
------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada),
Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                           225,000      237,375
------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                   1,100,000    1,113,750
------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/11.375% Sr. Disc. Nts., 2/15/09(4)(7)                             720,000      428,400
0%/9.875% Sr. Disc. Nts., 2/15/08(4)(7)                            1,325,000      841,375
                                                                              ------------
                                                                               14,971,137
------------------------------------------------------------------------------------------
FINANCIAL - 2.0%
Bakrie Investindo, Zero Coupon Promissory Nts.,
3/26/98(2)(5)(IDR)                                             1,000,000,000       16,892
------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                               517,000      591,965
------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub.
Nts., 6/1/06                                                         900,000      897,750
------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                           79,380       79,579
------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(4)                       800,000      876,000
------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                    450,000      492,750
------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                         850,000      964,750
------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Nts., Series 2,
7/15/98(2)(5)(IDR)                                               657,200,000        8,881
------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec.
Nts., Series B, 4/1/08                                             1,900,000    1,885,750
------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., 11.50% Sr. Nts., 11/1/04             600,000      597,000
------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(2)                     550,000      578,875
                                                                              ------------
                                                                                6,990,192
------------------------------------------------------------------------------------------
FOOD & DRUG - 1.9%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                              475,000      496,375
10.625% Sr. Sub. Nts., Series B, 7/31/07                           1,625,000    1,702,187
------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
Nts., 11/1/03(7)                                                   2,100,000    1,774,500
------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series
B, 7/1/07                                                          1,520,000    1,611,200
------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts.,
7/1/04                                                               775,000      794,375
                                                                              ------------
                                                                                6,378,637
------------------------------------------------------------------------------------------
FOOD/TOBACCO - 1.9%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., 7/1/08(4)                   520,000      525,850
------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts.,
12/15/07(4)(7)                                                       750,000      491,250
------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08(4)            480,000      470,400

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
FOOD/TOBACCO (CONTINUED)

Favorite Brands International, Inc., 10.75% Sr. Nts.,
5/15/06(4)                                                    $      400,000  $   406,000
------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., 2/1/05(4)               1,250,000    1,275,000
------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(4)                     600,000      619,500
------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(4)             925,000      938,875
------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub.
Nts., 11/15/07                                                     1,175,000    1,233,750
------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07              600,000      630,000
                                                                              ------------
                                                                                6,590,625
------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.4%
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(2)                      230,000      247,250
------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts.,
8/1/07                                                             1,250,000    1,306,250
                                                                              ------------
                                                                                1,553,500
------------------------------------------------------------------------------------------
GAMING/LEISURE - 4.4%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(4)(7)           450,000      274,500
------------------------------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(4)                         940,000      937,650
------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts.,
8/1/95(9)                                                              9,500           --
------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                      840,000      875,700
------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(4)       1,160,000    1,168,700
------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03           680,000      748,000
------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(4)              1,600,000    1,648,000
------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06         120,000      133,500
------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                       400,000      448,000
------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                1,300,000    1,382,875
------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts.,
Series B, 11/15/02                                                   725,000      917,125
------------------------------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08(4)                  1,100,000    1,116,500
------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(7)                                   1,180,000      789,125
9.25% Sr. Nts., 4/1/06                                               520,000      539,500
------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                       125,000      134,375
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                  1,205,000    1,268,262
------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                   1,125,000    1,310,625
------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.75% Sr. Unsec. Nts., 4/1/06       1,000,000    1,023,750
------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                  200,000      208,000
                                                                              ------------
                                                                               14,924,187
------------------------------------------------------------------------------------------
HEALTHCARE - 1.8%
Fresenius Medical Care Capital Trust II, 7.875% Gtd. Nts.,
2/1/08(2)                                                          1,050,000    1,034,250
------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 7.375% Gtd. Nts.,
2/1/08(4)(DEM)                                                     1,225,000      687,783
------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                                         35,000       37,625
9.50% Sr. Sub. Nts., 9/15/07                                         815,000      855,750
------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08(4)       1,525,000    1,521,187

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)

Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(4)           $    1,200,000  $ 1,236,000
------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(4)           680,000      693,600
                                                                              ------------
                                                                                6,066,195
------------------------------------------------------------------------------------------
HOUSING - 1.0%
Engle Homes, Inc., 9.25% Sr. Nts., 2/1/08                          1,300,000    1,287,000
------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                  1,400,000    1,438,500
9.25% Sr. Nts., Series B, 3/15/07                                    625,000      645,312
                                                                              ------------
                                                                                3,370,812
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 4.5%
Amazon.Com, Inc., 0%/10% Sr. Disc. Nts., 5/1/08(4)(7)              1,500,000      918,750
------------------------------------------------------------------------------------------
Bell Technology Group Ltd., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 5/1/05 and one
warrant to purchase one share of common stock)(4)(10)              1,800,000    1,827,000
------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07           625,000      664,062
------------------------------------------------------------------------------------------
Covad Communications Group, Inc., Units (each unit consists
of $1,000 principal amount of 0%/13.50% sr. disc. nts.,
3/15/08 and one warrant to purchase 6.4792 common
shares)(4)(7)(10)                                                    900,000      472,500
------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05               1,125,000    1,125,000
------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                           625,000      646,875
------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(4)              865,000      868,784
------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Disc. Nts., 2/15/08(4)(7)           2,035,000    1,215,913
------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05               3,110,000    3,187,750
------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                            375,000      408,750
------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                              275,000      318,656
------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Nts., 4/1/05(4)                                        1,480,000    1,528,100
13.50% Sr. Nts., 6/15/04(4)                                          385,000      442,750
------------------------------------------------------------------------------------------
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.25% sr. disc. nts., 3/1/05 and three
warrants to purchase 6.03 shares of common stock)(4)(7)(10)        1,750,000    1,111,250
------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                        500,000      522,500
                                                                              ------------
                                                                               15,258,640
------------------------------------------------------------------------------------------
MANUFACTURING - 3.2%
American Standard Cos., Inc., 7.625% Sr. Nts., 2/15/10             1,500,000    1,481,250
------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                   400,000      404,000
------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                             725,000      812,000
12.50% Debs., Series B, 7/15/07(2)(12)                               620,000      660,300
------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts.,
3/1/08(4)                                                            850,000      862,750
------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(4)                  635,000      635,000
------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts.,
8/1/07                                                               725,000      746,750
------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Unsec. Sub. Nts., 8/15/07                  850,000      892,500
------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series
B, 6/1/05                                                            500,000      550,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)

Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(7)  $      200,000  $   210,500
------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(4)               560,000      574,000
------------------------------------------------------------------------------------------
Polymer Group, Inc.:
8.75% Sr. Sub. Nts., 3/1/08(4)                                     1,500,000    1,505,625
9% Sr. Sub. Nts., 7/1/07                                             450,000      457,313
------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub.
Nts., Series B, 6/15/07                                              560,000      575,400
------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(4)                         630,000      622,125
                                                                              ------------
                                                                               10,990,138
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING - 1.7%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts.,
7/1/07                                                               625,000      659,375
------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Gtd. Sr. Unsec. Sub. Nts.,
Series B, 6/15/07                                                    975,000    1,018,875
------------------------------------------------------------------------------------------
Jacor Communications Co., 8% Sr. Sub. Nts., 2/15/10                1,180,000    1,197,700
------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03          1,000,000    1,042,676
------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(11)             400,000      410,000
------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9% Gtd. Sr. Sub. Nts.,
7/15/07                                                            1,300,000    1,358,500
------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04             25,000       27,125
                                                                              ------------
                                                                                5,714,251
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS VIDEO - 4.2%
Adelphia Communications Corp.:
10.50% Sr. Unsec. Nts., Series B, 7/15/04                            340,000      373,150
8.375% Sr. Nts., Series B, 2/1/08                                  1,100,000    1,100,000
9.25% Sr. Nts., 10/1/02                                              390,000      406,575
9.875% Sr. Nts., Series B, 3/1/07                                    140,000      151,900
------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
10.50% Sr. Sub. Debs., 5/15/16                                       250,000      293,125
7.875% Sr. Debs., 2/15/18                                          1,000,000    1,057,500
9.875% Sr. Sub. Debs., 4/1/23                                        450,000      498,375
------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                                                        550,000      603,625
------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts.,
6/1/04(7)                                                            200,000      196,000
------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Sr. Nts., 7/1/02                   1,585,000    1,771,238
------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(7)                                             2,005,000    1,849,613
------------------------------------------------------------------------------------------
Falcon Holding Group LP:
0%/9.285% Sr. Disc. Debs., 4/15/10(4)(7)                           1,000,000      652,500
8.375% Sr. Debs., 4/15/10(4)                                       2,025,000    2,035,125
------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(3)                                                 885,000      951,375
------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                       1,020,000    1,127,100
------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07(CAD)            500,000      344,886
------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 0%/12.25% Sr. Sub. Disc.
Nts., 2/15/07(7)                                                     425,000      289,000
------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(7)                                         1,040,000      644,800
                                                                              ------------
                                                                               14,345,887
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED MEDIA - 2.0%
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B,
1/15/07                                                              450,000      502,875
------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(4)                     457,873      457,837

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED MEDIA (CONTINUED)

Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07       $      225,000  $   234,000
------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                   1,600,000    1,674,000
------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                      1,225,000    1,260,219
9.625% Sr. Sub. Nts., 12/1/06                                        815,000      876,125
------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(4)           1,800,000    1,773,000
                                                                              ------------
                                                                                6,778,056
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS - 9.9%
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(7)                            225,000      180,000
10.125% Sr. Nts., 11/30/07(GBP)                                      400,000      720,360
8.875% Sr. Nts., 11/30/07(DEM)                                       250,000      152,378
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(7)(10)                                        1,775,000    1,766,125
------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists
of $1,000 principal amount of 13% sr. nts., 4/1/08 and four
warrants to purchase 10.8 shares of common stock)(4)(10)             800,000      772,000
------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
12/15/05(7)                                                        2,100,000    1,743,000
------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(4)                     400,000      417,000
------------------------------------------------------------------------------------------
DTI Holdings, Inc., Units (each unit consists of $1,000
principal amount of 0%/12.50% sr. disc. nts., 3/1/08 and
five warrants to purchase 7.76 shares of common
stock)(4)(6)(7)                                                    1,250,000      681,250
------------------------------------------------------------------------------------------
e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07(12)           725,000      830,125
------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., 1/15/08(4)         1,325,000    1,311,750
------------------------------------------------------------------------------------------
Firstworld Communications, Inc., Units (each unit consists
of $1,000 principal amount of 0%/13% sr. disc. nts., 4/15/08 and one warrant to purchase 7.9002 shares of series b common
stock)(4)(7)(10)                                                   1,875,000      834,375
------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts.,
2/15/08(4)(7)                                                      1,820,000    1,094,275
------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(4)           750,000      784,688
------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc.
Nts., 12/15/05(4)(7)                                                 178,000      144,403
------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 12.75% Sr. Sub. Nts., 11/15/07       1,000,000    1,175,000
------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(7)                             115,000       90,275
0%/13.50% Sr. Disc. Nts., 9/15/05(7)                               1,025,000      871,250
------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(7)                       500,000      368,125
8.50% Sr. Nts., Series B, 1/15/08                                    925,000      929,625
8.60% Sr. Nts., 6/1/08(4)                                          1,000,000    1,017,500
8.875% Sr. Nts., 11/1/07                                             460,000      472,650
------------------------------------------------------------------------------------------
ITC Deltacom, Inc.:
11% Sr. Nts., 6/1/07                                                 750,000      849,375
8.875% Sr. Nts., 3/1/08                                            1,000,000    1,025,000
------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Units (each unit consists of
$1,000 principal amount of 0%/12.50% sr. disc. nts., 2/15/08 and one warrant to purchase .21785 ordinary
shares)(4)(7)(10)                                                  2,455,000    1,436,175
------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(4)           1,350,000    1,321,313

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS (CONTINUED)

Long Distance International, Inc., Units (each unit consists of $1,000 principal amount of 12.25% sr. nts., 4/15/08 and
one warrant to purchase 15.0874 shares of common
stock)(4)(10)                                                 $      800,000  $   796,000
------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(7)                                  270,000      202,500
8.375% Sr. Nts., 3/15/08(4)                                          665,000      669,988
------------------------------------------------------------------------------------------
Metronet Communications Corp., 0%/9.95% Sr. Disc.Nts.,
6/15/08(4)(7)                                                        475,000      296,281
------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Gtd. Sr. Disc. Nts.,
11/1/07(7)(DEM)                                                      700,000      260,399
------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Nts., 4/15/08(4)(7)                             2,000,000    1,232,500
9% Sr. Nts., 3/15/08(4)                                              800,000      804,000
9.625% Sr. Nts., 10/1/07                                           1,125,000    1,158,750
------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(7)                     100,000       99,500
10% Sr. Nts., 2/15/07                                                425,000      456,875
9.50% Sr. Unsub. Nts., Series REGS, 4/1/08(GBP)                    1,000,000    1,646,657
------------------------------------------------------------------------------------------
Onepoint Communications Corp., Units (each unit consists of
$1,000 principal amount of 14.50% sr. nts., 6/1/08 and one
warrant to purchase one share of common stock @ $.01 per
share)(4)(10)                                                        540,000      510,300
------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(4)          170,000      178,500
------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(7)                                                  2,000,000    1,505,000
------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10.125% Sr. Disc. Nts., 3/1/08(4)(7)                              720,000      432,000
9.125% Sr. Nts., 3/1/08(4)                                           500,000      487,500
------------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc. Debs.,
10/1/07(7)                                                           790,000      659,650
------------------------------------------------------------------------------------------
Viatel, Inc.:
Units (each unit consists of $1,000 principal amount of
0%/12.50% sr. disc. nts., 4/15/08 and .49 shares of series a
preferred stock)(4)(7)(10)                                         1,000,000      610,000
Units (each unit consists of $1,000 principal amount of
11.25% sr. nts., and .483 shares of series a preferred
stock)(4)(10)                                                        580,000      609,000
                                                                              ------------
                                                                               33,603,417
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS COMMUNICATIONS - 7.0%
American Mobile Satellite Corp./AMSC Acquisition Co., Inc.,
Units (each unit consists of $1,000 principal amount of
12.25% sr. nts., 4/1/08 and one warrant to purchase 3.75749
shares of common stock)(4)(10)                                       875,000      826,875
------------------------------------------------------------------------------------------
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(4)                400,000      404,500
------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts.,
10/1/07(7)                                                         2,319,000    1,298,640
------------------------------------------------------------------------------------------
Cellular Communications International, Inc., 0%/9.50% Bonds,
4/1/05(4)(7)(XEU)                                                  2,750,000    2,181,418
------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Unsec.
Disc. Nts., 11/15/07(7)                                              940,000      646,250
------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07(12)            240,000      258,000
------------------------------------------------------------------------------------------
Geotek Communications, Inc., 0%/15% Sr. Sec. Disc. Nts.,
Series B, 7/15/05(7)                                                 226,000       19,210
------------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 13% Sr. Nts., Series A,
7/15/05                                                              200,000      215,500
------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(7)                                                  870,000      650,325
------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(7)                                                      300,000      233,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS COMMUNICATIONS (CONTINUED)
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)                          $    2,000,000  $ 1,355,000
0%/9.75% Sr. Disc. Nts., 10/31/07(7)                               1,500,000      982,500
------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., Series A, 8/15/06               1,920,000    2,030,400
------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
8/15/04                                                            1,200,000    1,365,000
------------------------------------------------------------------------------------------
Orbital Imaging Corp., 11.625% Sr. Nts., 3/1/05(4)                   750,000      774,375
------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts.,
1/15/07(7)                                                         1,150,000      879,750
------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts.,
3/15/08(4)(7)                                                      2,000,000    1,320,000
------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50% Sr.
Disc. Nts.,
Series B, 8/1/07(7)                                                1,800,000    1,264,500
------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
11.75% Sr. Sub. Nts., 7/15/07                                        425,000      469,625
9.125% Sr. Sec. Nts., 12/15/06(4)                                    800,000      803,000
------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000
principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
one warrant to purchase six ordinary shares)(4)(7)(10)             1,000,000      535,000
------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(4)             2,100,000    2,110,500
------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts.,
3/1/08(4)(7)                                                       3,100,000    1,953,000
------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts.,
7/15/08(4)(7)                                                      1,640,000      918,400
------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.:
0%/12.50% Sr. Disc. Nts., 8/15/06(7)                                 400,000      343,000
11% Sr. Nts., 8/15/06                                                 25,000       28,938
                                                                              ------------
                                                                               23,866,956
------------------------------------------------------------------------------------------
METALS/MINERALS - 1.8%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                          1,440,000    1,512,000
------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                 700,000      787,500
------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                 320,000      344,800
------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(4)         1,500,000    1,537,500
------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub.
Nts., 2/1/08(4)                                                      400,000      410,000
------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec.
Nts., 8/1/07                                                         850,000      873,375
------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                               540,000      567,000
                                                                              ------------
                                                                                6,032,175
------------------------------------------------------------------------------------------
RETAIL - 1.4%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(4)                1,030,000    1,035,150
------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc.:
12% Sr. Nts., 10/1/03                                                630,000      680,400
9.125% Sr. Sub. Nts., 5/1/08(4)                                      910,000      910,000
------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                           480,000      483,600
------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                   600,000      605,250
------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts.,
6/1/08(4)                                                            600,000      615,750
------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                   325,000      333,125
                                                                              ------------
                                                                                4,663,275
------------------------------------------------------------------------------------------
SERVICE - 2.3%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts.,
6/1/07(7)                                                            450,000      330,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
SERVICE (CONTINUED)

Borg-Warner Security Corp., 9.625% Sr. Sub. Nts., 3/15/07     $      125,000  $   140,625
------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(7)                    775,000      631,625
------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07            750,000      806,250
------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Nts., 4/15/08(4)(7)                 1,000,000      560,000
------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub.
Nts., 2/1/08                                                       2,050,000    2,044,875
------------------------------------------------------------------------------------------
Newcor, Inc., 9.875% Sr. Sub. Nts., 3/1/08(4)                      1,500,000    1,518,750
------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(7)                                400,000      452,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                950,000    1,109,125
------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.75% sr. disc. nts., 3/15/08 and
one warrant to purchase two shares of cl. c common
stock)(4)(7)(10)                                                     600,000      324,000
                                                                              ------------
                                                                                7,918,000
------------------------------------------------------------------------------------------
TRANSPORTATION - 3.3%
American Communication Lines LLC, 10.25% Bonds, 6/30/08(4)           650,000      661,375
------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                              500,000      507,500
------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07       1,010,000    1,055,450
------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts.,
4/15/06                                                              125,000      139,063
------------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Gtd. Sr. Unsec. Nts.,
8/31/01(4)                                                           240,000      186,000
------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06         600,000      675,000
------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07           25,000       26,125
------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(4)                   1,175,000    1,230,813
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66
warrants)(4)(10)                                                     500,000      567,500
------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts.,
6/15/07                                                            1,525,000    1,578,375
------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred
Ship Mtg. Nts., 5/30/08(4)                                           700,000      661,500
------------------------------------------------------------------------------------------
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08                      1,500,000    1,496,250
------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
Disc. Nts.,
Series B, 12/15/03(7)                                              2,600,000    2,431,000
                                                                              ------------
                                                                               11,215,951
------------------------------------------------------------------------------------------
UTILITY - 1.6%
Calpine Corp.:
10.50% Sr. Nts., 5/15/06                                              25,000       27,375
8.75% Sr. Nts., 7/15/07                                              545,000      562,713
------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E,
5/1/11                                                               555,000      635,475
------------------------------------------------------------------------------------------
ESI Tractebel Acquisition Corp., 7.99% Bonds, 12/30/11(4)          1,000,000    1,017,494
------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts., Series G,
10/1/08                                                            2,400,000    2,475,000
------------------------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Nts., 7/1/08(4)                              800,000      820,000
                                                                              ------------
                                                                                5,538,057
                                                                              ------------
Total Corporate Bonds and Notes (Cost $222,847,827)                           226,954,385

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                              MARKET VALUE
                                                              SHARES          NOTE 1
------------------------------------------------------------------------------------------
PREFERRED STOCKS - 6.5%
------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(2)(13)                      62,000  $ 1,550,000
------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cv. Cum. Preferred Stock(4)               29,575    1,253,241
------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Sr. Cum. Exchangeable Preferred
Stock(2)(12)                                                             407      430,402
------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Exchangeable Preferred
Stock(4)(12)                                                             500      496,250
------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Preferred Stock(4)(12)             1,028    1,071,690
------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable
Preferred Stock(12)                                                    1,581    1,774,672
------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Preferred Stock(2)(13)                    8,000      466,000
------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(2)(12)                            771      861,592
------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(12)             9,571    1,050,417
------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum.
Exchangeable Perpetual Preferred Stock, Series A(2)                       20          545
------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A              6,500      563,469
------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc., 12.875% Sr. Preferred
Stock, Series B(12)                                                      549      546,255
------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable Preferred
Stock(2)(12)                                                             247      300,722
------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 13.50% Exchangeable
Preferred Stock, Series B(2)(12)                                         742      874,632
------------------------------------------------------------------------------------------
Intermedia Communications, Inc., Depositary Shares
Representing one one-hundredth 7% Cum. Cv. Jr. Preferred
Stock, Series E, Non-Vtg.(4)                                           5,660      210,128
------------------------------------------------------------------------------------------
Nebco Evans Holdings Co., 11.25% Nts., 3/1/08(2)(12)                   6,159      629,758
------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Preferred Stock(4)                  749      773,343
------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable
Preferred(12)                                                         22,743    1,336,151
------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable
Preferred Stock(4)(12)                                                    40      393,000
------------------------------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv. Preferred Stock, Series B               14,245      292,023
------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Preferred Stock                                                14,000    1,365,000
9.20% Preferred Stock, Series F                                        2,500      254,375
------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Sr. Exchangeable Preferred
Stock(2)(12)                                                           1,000    1,005,000
------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable Preferred Stock, Series
B, Non-Vtg.                                                           15,000      753,750
------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of one
share of preferred stock and 37 cl. c shares of common
stock)(2)(10)(12)                                                        196    1,749,300
------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(12)           2,126      240,770
------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr.
Exchangeable Preferred Stock, Non-Vtg.(2)(12)                            562      592,910
------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv. Preferred Stock, Series B                                   30,000      855,000
9.20% Sr. Preferred Stock                                              8,950      227,666
                                                                              ------------
Total Preferred Stocks (Cost $21,590,147)                                      21,918,061

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                              MARKET VALUE
                                                              SHARES          NOTE 1
------------------------------------------------------------------------------------------
COMMON STOCKS - 0.5%
------------------------------------------------------------------------------------------
Celcaribe SA(2)(13)                                                  121,950  $   548,775
------------------------------------------------------------------------------------------
Coinstar, Inc.                                                         5,250       48,563
------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                      150      132,750
------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)(13)                                             3,723       14,892
------------------------------------------------------------------------------------------
Gulfstream Holding, Inc.(13)                                              56           --
------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(13)                                       851        5,611
------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(13)                                      140        5,871
------------------------------------------------------------------------------------------
Omnipoint Corp.(2)(13)                                                46,875    1,021,436
------------------------------------------------------------------------------------------
Optel, Inc.(2)(13)                                                       945            9
                                                                              ------------
Total Common Stocks (Cost $1,061,231)                                           1,777,907

                                                              UNITS
------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.4%
------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(2)                          6,000           60
------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                     39,658          397
------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., Australia Media Ltd. Wts., Exp.
5/00(2)                                                                  125            1
------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                    21,112           --
------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(2)                         1,919       10,794
------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)                                    62,000       31,000
------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05(2)                         660        2,939
------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07                                750      101,250
------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05(2)                         475       92,528
------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(2)                        500       10,000
------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/05(2)                        52,500          525
------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(2)                                                          13,117          131
Exp. 9/04(2)                                                          14,000       15,750
------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                            5,940      175,307
------------------------------------------------------------------------------------------
IHF Capital, Inc. Wts., Exp. 11/99(2)                                    250        7,531
------------------------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts., Exp. 11/99(2)                          400        4,050
------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                    950           --
------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners'
Interest                                                               2,360           --
------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(2)                  3,200       88,874
------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                    7,500      163,430
------------------------------------------------------------------------------------------
Orbital Imaging Corp. Wts., Exp. 3/05(2)                                 750       33,750
------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                           800       12,100
------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                          8,600      130,075
------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 11/03(2)                              28,000      350,000
------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/05(2)                                1,600       16,000
------------------------------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                                      3,970       12,419
------------------------------------------------------------------------------------------
United International Holdings, Inc. Wts., Exp. 11/99(2)                1,440       29,067
------------------------------------------------------------------------------------------
Venezuela Government Wts., Exp. 4/20                                   3,570           --
                                                                              ------------
Total Rights, Warrants and Certificates (Cost $339,332)                         1,287,978

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 9.1%
------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Excess
Return Index Linked Nts., 5.79%, 11/30/99                     $      500,000    $    440,834
--------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Excess Return Commodity Index Linked Nts., 5.50%, 1/5/00             500,000         504,750
--------------------------------------------------------------------------------------------
Bankers Trust, Lehman High Yield Index Nts., 8.438%, 8/5/98        2,500,000       2,484,875
--------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts., 9%:
2/5/99                                                             1,500,000       1,500,600
8/10/98                                                           15,000,000      15,619,500
--------------------------------------------------------------------------------------------
Chase Manhattan Bank USA, National Assn., Chase Physical
Commodity Excess Return Index Linked Nts., 5.875%, 11/30/99          500,000         458,800
--------------------------------------------------------------------------------------------
Commercial Bank International SA, Energy Linked Nts.,
7/1/99(6)                                                            500,000         588,100
--------------------------------------------------------------------------------------------
Goldman Sachs Group LP, High Yield Index Nts., 8%, 3/4/99          1,500,000       1,492,500
--------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Leveraged Nts. on The
Emerging Markets Bond Index, 9.50%, 10/29/98                       3,000,000       2,791,941
--------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts.:
5/31/02 (representing a basket of reference loans and a
total return swap between Chase Manhattan Bank and the
Trust)(2)                                                          3,000,000       3,000,000
9.719%, 4/28/02 (representing a basket of reference loans
and a total return swap between Chase Manhattan Bank and the
Trust)(2)(3)                                                       2,000,000       2,214,712
                                                                                ------------
Total Structured Instruments (Cost $30,560,000)                                   31,096,612
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 13.4%
--------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $45,507,457 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $46,709,786
(Cost $45,500,000)                                                45,500,000      45,500,000
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $334,254,757)                        100.4%    341,540,046
--------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                   (0.4)     (1,422,143)
                                                              --------------    ------------
NET ASSETS                                                             100.0%   $340,117,903
                                                              --------------    ------------
                                                              --------------    ------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD - Canadian Dollar
DEM - German Mark
GBP - British Pound Sterling
IDR - Indonesian Rupiah
XEU - European Currency Units

2. Identifies issues considered to be illiquid or restricted - See Note 7 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $85,549,065 or 25.15% of the Fund's net assets as of June 30, 1998.

5. Issuer is in default.

6. When-issued security to be delivered and settled after June 30, 1998.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Non-income producing - issuer is in default of interest payment.

10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

11. Represents the current interest rate for an increasing rate security.

12. Interest or dividend is paid in kind.

13. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 45.5%
------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 27.4%
------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 21.6%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1092, Cl. K, 8.50%, 6/15/21                            $    3,000,000  $ 3,208,430
Series 151, Cl. F, 9%, 5/15/21                                     1,000,000    1,067,022
Series 1541, Cl. H, 7%, 10/15/22                                   4,750,000    4,935,535
Series 1712, Cl. B, 6%, 3/15/09                                    1,000,000      993,430
Series 1714, Cl. M, 7%, 8/15/23                                    2,000,000    2,037,500
Gtd. Multiclass Mtg. Participation Certificates, 7%, 4/1/26        4,370,881    4,438,761
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1914, Cl. G, 6.50%, 2/15/24                   3,000,000    2,997,180
Interest-Only Stripped Mtg.-Backed Security, Series 177, Cl.
B, 6.35%-7.28%, 7/1/26(2)                                         39,237,118    8,883,529
------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. - Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation
Certificates, Series 26, Cl. B, 6%, 5/25/15                        6,499,999    6,384,918
------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/11                                                        758,981      764,295
6.50%, 7/1/28-7/25/12(3)                                          32,975,000   33,005,849
7%, 4/1/04-11/1/25                                                 1,218,050    1,233,402
7%, 7/1/12-8/25/27(3)                                             29,060,000   29,539,003
7.50%, 1/1/08-1/1/26                                               3,868,685    3,970,371
8%, 5/1/17                                                           595,155      620,462
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, 8.75%,
11/25/05                                                           2,334,390    2,436,178
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                              1,061,648    1,176,105
Trust 1997-25, Cl. B, 7%, 12/18/22                                 1,370,000    1,393,426
Trust G93-31, Cl. PN, 7%, 9/25/23                                  5,000,000    5,252,084
Interest-Only Stripped Mtg.-Backed Security, Trust 276, Cl.
2, 11.924%, 10/1/24(2)                                            19,577,416    5,148,249
Principal-Only Stripped Mtg.-Backed Security:
Trust 277-C1, 6.843%, 4/1/27(4)                                      810,688      690,605
Trust 294, Cl. 1, 3.576%, 2/1/28(4)                                4,022,499    3,171,489
                                                                              ------------
                                                                              123,347,823
------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 5.8%
Government National Mortgage Assn.:
7%, 1/15/09-5/15/09                                                  582,891      598,118
7%, 7/1/28(3)                                                     18,425,000   18,718,694
7.50%, 7/15/26-6/15/27                                            13,355,830   13,734,495
                                                                              ------------
                                                                               33,051,307
------------------------------------------------------------------------------------------
PRIVATE - 18.1%
------------------------------------------------------------------------------------------
COMMERCIAL - 15.1%
Asset Securitization Corp.:
Commercial Mtg. Pass-Through Certificates:
Series 1997-D5, Cl. A6, 7.18%, 2/14/41(5)                          3,000,000    3,020,625
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                             5,400,000    4,814,437
Series 1997-MD7, Cl. A6, 7.97%, 1/13/30(5)                           500,000      538,437

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Asset Securitization Corp.: (Continued)

Series 1998-MD6, Cl. A3, 6.979%, 3/15/30                      $    6,000,000  $ 6,270,937
Interest-Only Stripped Mtg.-Backed Security, Series 1997-D5,
Cl. PS1, 1.367%, 2/14/41(2)                                       18,607,236    1,985,741
------------------------------------------------------------------------------------------
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 1997-C1, Cl. C, 7.45%, 10/25/00(6)                            815,000      815,255
------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Stripped Mtg.-Backed Security, Series 1997-CTL1, 10.611%,
6/22/24(2)(6)                                                     32,063,182    1,516,589
------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg.
Obligations,
Series 1996-C1, Cl. D, 7.71%, 2/25/20(5)(6)                        2,500,000    2,552,344
------------------------------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized Mtg. Obligations,
Series 1996-C1, Cl. A2, 7.56%, 8/30/05(7)                          2,000,000    2,020,625
------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. AX,
1.071%, 4/11/30(2)                                                25,250,000    1,994,750
------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(6)                                         1,500,000    1,549,500
Cl. 2-E, 8.70%, 9/25/25(6)                                         1,500,000    1,563,750
------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security:
Series 1997-C1, 6.993%, 4/18/27(2)                                 8,158,602      598,829
Series 1997-C1, 7.319%, 4/18/27(2)                                16,938,450    1,243,256
Series 1998-C2, 8.15%, 5/18/28(2)                                 30,000,000    1,366,992
Series 1998-C2, Cl. E, 6.778%, 11/15/35(2)                         2,000,000    1,893,750
------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations:
Series 1997-C2, Cl. D, 7.192%, 1/15/08                             3,500,000    3,550,312
Series 1998-C1, Cl. E, 7.153%, 3/15/11                             3,500,000    3,568,906
Interest-Only Stripped Mtg.-Backed Security:
Series 1997-C1, Cl. X, 7.956%, 7/15/27(2)                          9,539,722      921,179
Series 1997-C1, Cl. X, 8.449%, 7/15/27(2)                         19,177,825    1,851,859
------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg.
Pass-Through Certificates:
Series 1997-CL1, Cl. F, 6.845%, 7/13/30                            1,000,000    1,023,437
Series 1997-CL1, Cl. F, 7.823%, 7/13/30                            4,000,000    4,117,500
------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1,
Cl. IO, 8.841%, 2/18/28(2)                                        44,839,844    2,998,665
------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28                              2,000,000    2,063,437
Series 1997-C2, Cl. D, 6.87%, 12/10/29(5)                          4,000,000    4,050,000
------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D-1, 7.438%, 2/15/28(5)(6)                     1,000,000    1,036,875
Series 1997-RR, 7.67%, 4/30/39(6)                                  4,300,000    4,199,219
Series 1997-XL1, Cl. F, 7.414%, 10/3/30(5)                         2,500,000    2,558,594
------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC:
Cl. B, 8.562%, 8/12/11(6)                                          1,600,000    1,717,000
Cl. C, 8.921%, 8/12/11(6)                                          4,400,000    4,758,875

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1:
Cl. C, 7.217%, 12/26/26(6)                                    $      250,000  $   256,000
Cl. D, 7.683%, 12/21/26(6)                                           500,000      516,250
------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1994-C1, Cl. C, 8%, 6/25/26                                 1,500,000    1,525,664
Series 1995-C1, Cl. D, 6.90%, 2/25/27                              3,000,000    2,998,500
------------------------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI, Cl. E, 7.30%, 10/20/34                            4,000,000    4,111,250
Multiclass Pass-Through Certificates:
Series 1996-C3, Cl. C, 7.375%, 6/25/30(5)(6)                       3,000,000    3,044,062
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                            1,800,000    1,815,188
                                                                              ------------
                                                                               86,428,589
------------------------------------------------------------------------------------------
MANUFACTURED HOUSING - 0.0%
Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%,
1/15/20                                                              187,084      187,377
------------------------------------------------------------------------------------------
MULTI-FAMILY - 0.4%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                            1,000,000      985,547
------------------------------------------------------------------------------------------
Merrill Lynch Trust, Collateralized Mtg. Obligations, Gtd.
Multiclass Mtg. Participation Certificates, Series 43, Cl.
E, 6.50%, 8/27/15                                                    500,000      501,560
------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1991-M5, Cl. A, 9%, 3/25/17                     796,662      796,725
                                                                              ------------
                                                                                2,283,832
------------------------------------------------------------------------------------------
OTHER - 0.0%
GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1,
6.50%, 4/25/24(6)                                                     18,515       18,446
------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Interest-Only
Stripped Mtg.-Backed Security, Series 1987-3:
Cl. B, 7.102%, 10/23/17(2)                                            90,042       25,226
Cl. A, Zero Coupon, 8.864%, 10/23/17(4)                               32,228       26,871
Cl. A, 8.864%, 10/23/17(4)                                            97,383       81,194
                                                                              ------------
                                                                                  151,737
------------------------------------------------------------------------------------------
RESIDENTIAL - 2.6%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(6)              5,006,000    5,298,851
------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.129%, 7/25/06(5)(6)              4,024,000    4,255,380
------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1997-HF1, Cl. E, 7.55%, 7/15/29(6)                          1,500,000    1,540,313
Series 1997-WF1, Cl. E, 7.49%, 5/15/09(6)                          1,000,000    1,028,750
------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates, Series
1997A-1, 7.442%, 1/10/11(5)                                        2,500,000    2,630,469
------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds,
Series 1992-A, Cl. 1A, 8.23%, 3/29/30(5)                             328,791      333,621
                                                                              ------------
                                                                               15,087,384
                                                                              ------------
Total Mortgage-Backed Obligations (Cost $261,742,762)                         260,538,049

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 25.5%
------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09                                             $      500,000  $   625,626
10.375%, 11/15/12                                                    500,000      669,844
12.75%, 11/15/10                                                   1,000,000    1,425,313
7.25%, 5/15/16                                                    33,000,000   38,682,204
9.25%, 2/15/16                                                     8,300,000   11,552,571
------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 11/30/02                                                    3,667,000    3,697,942
6.375%, 8/15/02                                                   14,250,000   14,686,421
6.50%, 10/15/06                                                    8,840,000    9,392,509
6.625%, 5/15/07                                                    4,000,000    4,300,004
6.75%, 6/30/99(8)                                                 22,150,000   22,419,964
7.25%, 5/15/04                                                     1,000,000    1,085,313
7.25%, 8/15/04                                                    13,665,000   14,877,782
7.50%, 11/15/01                                                   19,400,000   20,551,894
9.25%, 8/15/98(8)                                                  2,000,000    2,010,002
                                                                              ------------
Total U.S. Government Obligations (Cost $139,612,602)                         145,977,389
------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
------------------------------------------------------------------------------------------
Ontario, Canada (Province of) Bonds, 8%, 10/17/01                    750,000      796,432
------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
3/17/99(6)(9)(IDR)                                             1,000,000,000       16,892
                                                                              ------------
Total Foreign Government Obligations (Cost $1,102,252)                            813,324
------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.2%
------------------------------------------------------------------------------------------
Colombia (Republic of) 1989-1990 Integrated Loan Facility
Bonds,
6.688%, 7/1/01(5)(6) (Cost $888,005)                                 928,319      891,187
------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.9%
------------------------------------------------------------------------------------------
Dade Cnty., FL Educational Facilities Authority Exchangeable
Revenue Bonds, University of Miami, Prerefunded, MBIA
Insured, 7.65%, 4/1/10                                               175,000      189,441
------------------------------------------------------------------------------------------
Dade Cnty., FL Educational Facilities Authority Revenue
Bonds, University of Miami, MBIA Insured, 7.65%, 4/1/10              205,000      221,168
------------------------------------------------------------------------------------------
Dade Cnty., FL Educational Facilities Authority Taxable
Exchange Revenue Bonds, University of Miami, MBIA Insured,
7.65%, 4/1/10                                                        120,000      129,465
------------------------------------------------------------------------------------------
Pinole, CA Redevelopment Agency Tax Allocation Taxable
Bonds,
Pinole Vista Redevelopment, Series B, 8.35%, 8/1/17                  670,000      710,629
------------------------------------------------------------------------------------------
Port of Portland, OR Special Obligation Taxable Revenue
Bonds,
PAMCO Project, 9.20%, 5/15/22                                        500,000      624,150
------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority Taxable Revenue
Refunding Bonds,
Sr. Lien Loan Nts., Series B, 6.99%, 10/1/01                       3,265,000    3,287,071
                                                                              ------------
Total Municipal Bonds and Notes (Cost $4,928,437)                               5,161,924
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 38.3%
------------------------------------------------------------------------------------------
AEROSPACE - 0.5%
Atlas Air, Inc., 8.01% Nts., 1/2/10(7)                             3,000,000    3,018,543

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
CHEMICALS - 0.1%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., Series B,
12/1/07                                                       $      300,000  $   314,250
------------------------------------------------------------------------------------------
CONSUMER DURABLES - 0.2%
Toro Co., 7.125% Nts., 6/15/07                                     1,000,000    1,044,577
------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 1.3%
AKI Holdings, Inc., 10.50% Sr. Nts., 7/1/08(7)                       300,000      303,000
------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 7% Debs., 3/15/11                         1,097,000    1,031,009
------------------------------------------------------------------------------------------
Harman International Industries, Inc., 7.32% Nts., 7/1/07          5,000,000    5,081,015
------------------------------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs., Series A, 1/1/21                  500,000      664,904
------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(7)           500,000      510,000
                                                                              ------------
                                                                                7,589,928
------------------------------------------------------------------------------------------
ENERGY - 5.8%
BP America, Inc., 10.875% Unsec. Unsub. Nts., 8/1/01(CAD)          1,000,000      776,499
------------------------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts., 5/15/99                               500,000      511,137
------------------------------------------------------------------------------------------
Colorado International Gas Corp., 10% Sr. Debs., 6/15/05             500,000      608,070
------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)                    2,000,000    2,056,552
------------------------------------------------------------------------------------------
Enron Corp., 9.875% Debs., 6/15/03                                   375,000      433,967
------------------------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                                               5,000,000    5,082,575
7.20% Debs., 11/15/27                                              3,000,000    3,123,900
------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07                        4,000,000    4,121,120
------------------------------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts., 9/1/07                           8,000,000    8,386,648
------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., 5/1/05(7)            300,000      288,750
------------------------------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                    500,000      605,742
------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                400,000      430,199
------------------------------------------------------------------------------------------
Mitchell Energy & Development Corp., 9.25% Sr. Nts., 1/15/02          55,000       60,085
------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Gtd. Sr. Sec. Nts., 6/1/08(7)            400,000      382,000
------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(7)          1,000,000    1,032,500
------------------------------------------------------------------------------------------
Saga Petroleum ASA, 7.25% Debs., 9/23/27                           1,000,000    1,038,201
------------------------------------------------------------------------------------------
Talisman Energy, Inc., 7.25% Debs., 10/15/27                       2,500,000    2,620,690
------------------------------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21                      500,000      652,962
------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                     750,000    1,023,120
                                                                              ------------
                                                                               33,234,717
------------------------------------------------------------------------------------------
FINANCIAL - 12.9%
Aeltus CBO II Ltd./Aeltus CBO II Corp., 7.982% Sr. Sec. Sub.
Bonds, 8/6/09(7)                                                   5,000,000    5,025,000
------------------------------------------------------------------------------------------
Aetna Services, Inc., 7.125% Nts., 8/15/06                         1,000,000    1,043,574
------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs., 2/3/27                          2,000,000    2,304,660
------------------------------------------------------------------------------------------
American General Finance Corp., 5.875% Sr. Nts., 7/1/00              196,000      195,725
------------------------------------------------------------------------------------------
BankAmerica Corp., 7.75% Sub. Nts., 7/15/02                          750,000      795,499
------------------------------------------------------------------------------------------
Banque Centrale de Tunisie, 7.50% Nts., 9/19/07                      900,000      870,352
------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00              750,000      816,457

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)

Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27                $    2,000,000  $ 2,179,044
------------------------------------------------------------------------------------------
CNA Financial Corp., 6.25% Nts., 11/15/03                          2,195,000    2,189,840
------------------------------------------------------------------------------------------
Equity Office Properties Operating LP, 6.625% Sr. Nts.,
2/15/05(7)                                                         1,000,000      999,769
------------------------------------------------------------------------------------------
First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                                            750,000      843,993
9% Sub. Nts., 6/15/99                                                150,000      154,133
------------------------------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts., 9/15/99                          500,000      503,158
------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts., 8/15/08                         1,000,000    1,036,828
------------------------------------------------------------------------------------------
Household Finance Corp.:
6.40% Sr. Unsec. Unsub. Nts., Series EMTN, 6/17/08                 2,000,000    2,002,918
8.95% Debs., 9/15/99                                                 500,000      516,335
------------------------------------------------------------------------------------------
Household International BV, 6% Gtd. Sr. Nts., 3/15/99                131,000      131,426
------------------------------------------------------------------------------------------
HSBC Americas Capital Trust II, 8.38% Capital Securities,
5/15/27(7)                                                         3,000,000    3,313,305
------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.625% Sr. Sub. Nts.,
2/15/08                                                            3,000,000    3,038,487
------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Nts., 10/15/2097(7)           7,000,000    7,739,263
------------------------------------------------------------------------------------------
Long Island Savings Bank, 6.20% Nts., 4/2/01                       4,000,000    4,007,960
------------------------------------------------------------------------------------------
Lumbermens Mutual Casualty Co., 8.30% Surplus Nts.,
12/1/37(7)                                                         2,000,000    2,217,948
------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.56% Nts., 12/16/07                                               2,000,000    2,046,742
6.875% Nts., 3/1/03                                                  750,000      775,023
------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 6.30% Nts., 11/1/03(7)            3,000,000    2,995,650
------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 7% Debs., 10/1/13                1,000,000    1,061,661
------------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                              1,000,000    1,075,000
------------------------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99               1,000,000    1,015,133
------------------------------------------------------------------------------------------
Prudential Insurance Co. of America:
6.875% Nts., 4/15/03(7)                                            3,000,000    3,077,238
8.30% Nts., 7/1/25(7)                                              3,000,000    3,474,135
------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04                  3,000,000    3,047,901
------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 6.25% Bonds, 1/15/05          3,000,000    3,000,945
------------------------------------------------------------------------------------------
Salomon, Inc., 7.30% Nts., 5/15/02                                 1,000,000    1,040,893
------------------------------------------------------------------------------------------
SunAmerica, Inc.:
9% Sr. Nts., 1/15/99                                                 196,000      198,857
9.95% Debs., 2/1/12                                                3,000,000    3,824,532
------------------------------------------------------------------------------------------
Travelers Group, Inc., 6.875% Debs., 2/15/2098                     1,000,000    1,021,418
------------------------------------------------------------------------------------------
U.S. Leasing International, Inc., 6.625% Sr. Nts., 5/15/03           750,000      767,966
------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27             3,000,000    3,331,011
                                                                              ------------
                                                                               73,679,779
------------------------------------------------------------------------------------------
FOOD & DRUG - 0.3%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07       1,000,000    1,047,500
------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
Nts., 11/1/03(10)                                                    850,000      718,250
                                                                              ------------
                                                                                1,765,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
FOOD/TOBACCO - 0.4%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., 7/1/08(7)            $      300,000  $   303,375
------------------------------------------------------------------------------------------
Bass America, Inc., 6.75% Gtd. Nts., 8/1/99                          750,000      758,404
------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26                 1,000,000    1,051,620
                                                                              ------------
                                                                                2,113,399
------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.8%
Boise Cascade Corp., 9.90% Nts., 3/15/00                             750,000      789,388
------------------------------------------------------------------------------------------
Fletcher Challenge Capital Canada, Inc., 7.75% Nts., 6/20/06       1,800,000    1,932,196
------------------------------------------------------------------------------------------
Potlatch Corp., 9.46% Medium-Term Nts., 4/2/02                       500,000      557,807
------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                      1,365,263    1,441,243
                                                                              ------------
                                                                                4,720,634
------------------------------------------------------------------------------------------
GAMING/LEISURE - 0.8%
Circus Circus Enterprises, Inc., 6.75% Nts., 7/15/03                 375,000      362,773
------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                       4,000,000    4,173,660
------------------------------------------------------------------------------------------
Premier Parks, Inc., 0%/10% Sr. Disc. Nts., 4/1/08(10)               300,000      200,625
                                                                              ------------
                                                                                4,737,058
------------------------------------------------------------------------------------------
HEALTHCARE - 0.2%
Roche Holdings, Inc., 2.75% Bonds, 4/14/00                         1,250,000    1,189,844
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.2%
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05               1,000,000    1,025,000
------------------------------------------------------------------------------------------
MANUFACTURING - 0.3%
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(7)               250,000      256,250
------------------------------------------------------------------------------------------
Tenneco, Inc. (New):
10.20% Debs., 3/15/08                                                400,000      520,667
8.075% Nts., 10/1/02                                                 650,000      695,595
                                                                              ------------
                                                                                1,472,512
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING - 0.7%
Time Warner, Inc., 6.95% Debs., 1/15/28                            4,000,000    4,067,644
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS VIDEO - 1.4%
Comcast Cable Communications, Inc., 8.125% Unsec. Nts.,
5/1/04                                                             5,000,000    5,443,085
------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                      2,200,000    2,410,641
                                                                              ------------
                                                                                7,853,726
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED MEDIA - 3.3%
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(7)                   1,098,897    1,098,810
------------------------------------------------------------------------------------------
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(7)                        600,000      610,950
------------------------------------------------------------------------------------------
Reed Publishing (USA), Inc., 7.66% Medium-Term Nts., 2/19/99         500,000      504,783
------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Debs., 3/15/23        1,295,000    1,520,439
------------------------------------------------------------------------------------------
Time Warner, Inc., 9.15% Debs., 2/1/23                            12,000,000   15,270,120
                                                                              ------------
                                                                               19,005,102
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS - 0.7%
Cable & Wire Communications plc, 6.625% Nts., 3/6/05               1,000,000    1,019,179
------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Nts., 6/1/08(7)         1,000,000    1,017,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS (CONTINUED)

Onepoint Communications Corp., Units (each unit consists of
$1,000 principal amount of 14.50% sr. nts., 6/1/08 and one
warrant to purchase one share of common stock @ $.01 per
share)(7)(11)                                                 $      200,000  $   189,000
------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(CAD)               3,000,000    2,049,183
                                                                              ------------
                                                                                4,274,862
------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS COMMUNICATIONS - 1.1%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(7)                400,000      404,500
------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts.,
12/15/06(7)                                                        1,000,000    1,003,750
------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts.,
3/1/08(7)(10)                                                        700,000      441,000
------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts.,
7/15/08(7)(10)                                                       600,000      336,000
------------------------------------------------------------------------------------------
U.S. Cellular Corp., 7.25% Nts., 8/15/07                           4,000,000    4,133,536
                                                                              ------------
                                                                                6,318,786
------------------------------------------------------------------------------------------
METALS/MINERALS - 0.1%
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(7)           750,000      768,750
------------------------------------------------------------------------------------------
RETAIL - 1.5%
Eye Care Centers of America, Inc., 9.125% Sr. Sub. Nts.,
5/1/08(7)                                                            250,000      250,000
------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., 6.65% Sr. Nts., 6/1/08                  3,000,000    3,029,907
------------------------------------------------------------------------------------------
Staples, Inc., 7.125% Sr. Nts., 8/15/07                            5,000,000    5,199,280
                                                                              ------------
                                                                                8,479,187
------------------------------------------------------------------------------------------
SERVICE - 1.6%
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                     750,000      807,025
------------------------------------------------------------------------------------------
Arvin Industries, Inc., 6.75% Nts., 3/15/08                        2,500,000    2,515,728
------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.625% Nts., 6/15/08           3,000,000    2,981,367
------------------------------------------------------------------------------------------
Williams Cos., Inc., 6.125% Sec. Nts., 2/15/02                     3,000,000    3,004,080
                                                                              ------------
                                                                                9,308,200
------------------------------------------------------------------------------------------
TRANSPORTATION - 1.7%
Chrysler Corp., 7.40% Debs., 8/1/2097                              2,000,000    2,166,534
------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                          500,000      560,839
------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05           750,000      770,265
------------------------------------------------------------------------------------------
UAL Corp., 9.125% Debs., 1/15/12                                   5,000,000    6,084,010
------------------------------------------------------------------------------------------
Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                 400,000      424,248
                                                                              ------------
                                                                               10,005,896
------------------------------------------------------------------------------------------
UTILITY - 2.4%
Alltel Corp., 6.50% Debs., 11/1/13                                 1,000,000    1,019,231
------------------------------------------------------------------------------------------
Cleveland Electric Illuminating Co./Toledo Edison Co., 7.13%
Sec. Nts.,
Series B, 7/1/07                                                   3,000,000    3,185,739
------------------------------------------------------------------------------------------
Consolidated Natural Gas Co., 6.625% Debs., 12/1/13                1,000,000    1,038,186
------------------------------------------------------------------------------------------
GTE Corp., 9.375% Debs., 12/1/00                                     500,000      536,349
------------------------------------------------------------------------------------------
Long Island Lighting Co., 7% Nts., 3/1/04                            150,000      156,789
------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs., 2/1/04                           500,000      534,166
------------------------------------------------------------------------------------------
Northern Telecom Ltd., 6.875% Nts., 10/1/02                          500,000      517,660

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL       MARKET VALUE
                                                              AMOUNT(1)       NOTE 1
------------------------------------------------------------------------------------------
UTILITY (CONTINUED)

Public Service Co. of Colorado, 8.75% First Mtg. Bonds,
3/1/22                                                        $      750,000  $   825,419
------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06            500,000      587,173
------------------------------------------------------------------------------------------
TE Products Pipeline Co., 6.45% Sr. Nts., 1/15/08                  4,000,000    4,004,940
------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                    500,000      559,350
------------------------------------------------------------------------------------------
Washington Gas Light Co., 8.75% First Mtg. Bonds, 7/1/19             500,000      511,289
                                                                              ------------
                                                                               13,476,291
                                                                              ------------
Total Corporate Bonds and Notes (Cost $212,739,309)                           219,464,435

                                                              SHARES
------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred
Securities, Series A (Cost $3,000,000)                               120,000    3,067,500

                                                              PRINCIPAL
                                                              AMOUNT(1)
------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 1.3%
------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman High Yield Index Nts., 8.50%, 3/8/99                   $    6,000,000    6,000,000
------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99
(representing debt of Chemical Banking Corp., sub. capital
nts., and equity of Citicorp, 7.75% preferred, series
22)(6)(11)                                                         1,000,000    1,166,500
                                                                              ------------
Total Structured Instruments (Cost $7,100,540)                                  7,166,500
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.7%
------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $15,202,491 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $15,604,148
(Cost $15,200,000)                                                15,200,000   15,200,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $646,313,907)                        115.0% 658,280,308
------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                  (15.0) (85,684,219 )
                                                              --------------  ------------
NET ASSETS                                                             100.0% $572,596,089
                                                              --------------  ------------
                                                              --------------  ------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD - Canadian Dollar
IDR - Indonesian Rupiah

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. When-issued security to be delivered and settled after June 30, 1998.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $44,101,663 or 7.70% of the Fund's net assets as of June 30, 1998.

8. Securities with an aggregate market value of $2,313,570 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. Issuer is in default.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
COMMON STOCKS - 96.9%
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 20.7%
-----------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.9%
Landry's Seafood Restaurants, Inc.(1)                             340,000  $    6,151,875
-----------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                       200,000       7,800,000
-----------------------------------------------------------------------------------------
Premier Parks, Inc.(1)                                            158,400      10,553,400
-----------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                      244,400      19,429,800
-----------------------------------------------------------------------------------------
SFX Entertainment, Inc., Cl. A(1)                                 145,000       6,651,875
-----------------------------------------------------------------------------------------
Starbucks Corp.(1)                                                250,000      13,359,375
                                                                           --------------
                                                                               63,946,325
-----------------------------------------------------------------------------------------
MEDIA - 0.5%
Young & Rubicam, Inc.(1)                                          186,300       5,961,600
-----------------------------------------------------------------------------------------
RETAIL: GENERAL - 4.5%
CVS Corp.                                                         640,000      24,920,000
-----------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                      379,200      13,864,500
-----------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                   200,000      10,375,000
                                                                           --------------
                                                                               49,159,500
-----------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 9.8%
Ethan Allen Interiors, Inc.                                       150,000       7,490,625
-----------------------------------------------------------------------------------------
Fred Meyer, Inc.(1)                                               220,000       9,350,000
-----------------------------------------------------------------------------------------
General Nutrition Cos., Inc.                                      500,000      15,562,500
-----------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             40,000       1,205,000
-----------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                         644,000      19,682,250
-----------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                 600,000      24,337,500
-----------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                              280,000       6,685,000
-----------------------------------------------------------------------------------------
Restoration Hardware, Inc.(1)                                      83,500       2,097,937
-----------------------------------------------------------------------------------------
Stage Stores, Inc.(1)                                             270,000      12,217,500
-----------------------------------------------------------------------------------------
TJX Cos., Inc.                                                    340,000       8,202,500
                                                                           --------------
                                                                              106,830,812
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 14.2%
-----------------------------------------------------------------------------------------
FOOD - 1.0%
Twinlab Corp.(1)                                                  255,000      11,140,312
-----------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.8%
BioChem Pharma, Inc.(1)                                           360,000       9,540,000
-----------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                   150,000       7,350,000
-----------------------------------------------------------------------------------------
CliniChem Development, Inc.                                         9,000          51,750
-----------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                       62,800       2,143,050
                                                                           --------------
                                                                               19,084,800
-----------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 10.1%
Cardinal Health, Inc.                                             200,000      18,750,000
-----------------------------------------------------------------------------------------
Covance, Inc.(1)                                                  300,000       6,750,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)

HEALTHSOUTH Corp.(1)                                              595,000  $   15,879,062
-----------------------------------------------------------------------------------------
McKesson Corp.                                                    170,000      13,812,500
-----------------------------------------------------------------------------------------
Medical Manager Corp.(1)                                          104,400       2,884,050
-----------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)                           350,000       7,328,125
-----------------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)                                  200,000       9,837,500
-----------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                                995,008      34,327,776
                                                                           --------------
                                                                              109,569,013
-----------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
Blyth Industries, Inc.(1)                                         410,800      13,659,100
-----------------------------------------------------------------------------------------
ENERGY - 2.7%
-----------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.7%
Coflexip SA, Sponsored ADR                                         85,000       5,195,625
-----------------------------------------------------------------------------------------
Global Industries Ltd.(1)                                         400,000       6,750,000
-----------------------------------------------------------------------------------------
Halliburton Co.                                                   200,000       8,912,500
-----------------------------------------------------------------------------------------
Santa Fe International Corp.                                      180,000       5,445,000
-----------------------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                                          117,500       2,276,562
-----------------------------------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)                                      58,750       1,028,125
                                                                           --------------
                                                                               29,607,812
-----------------------------------------------------------------------------------------
FINANCIAL - 7.3%
-----------------------------------------------------------------------------------------
BANKS - 2.1%
Fifth Third Bancorp                                               127,800       8,051,400
-----------------------------------------------------------------------------------------
National Commerce Bancorp                                          95,300       3,990,687
-----------------------------------------------------------------------------------------
Providian Financial Corp.                                         145,000      11,391,562
                                                                           --------------
                                                                               23,433,649
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.5%
Affiliated Managers Group, Inc.(1)                                190,000       7,053,750
-----------------------------------------------------------------------------------------
Amvescap plc, Sponsored ADR                                       150,000       7,368,750
-----------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                             216,000      16,605,000
-----------------------------------------------------------------------------------------
Finova Group, Inc.                                                150,000       8,493,750
-----------------------------------------------------------------------------------------
Freddie Mac                                                       205,000       9,647,812
                                                                           --------------
                                                                               49,169,062
-----------------------------------------------------------------------------------------
INSURANCE - 0.7%
MBIA, Inc.                                                         97,030       7,265,121
-----------------------------------------------------------------------------------------
INDUSTRIAL - 11.5%
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 8.5%
AccuStaff, Inc.(1)                                                330,000      10,312,500
-----------------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A(1)                      200,000       7,700,000
-----------------------------------------------------------------------------------------
Allied Waste Industries, Inc.(1)                                  654,300      15,703,200
-----------------------------------------------------------------------------------------
American Disposal Services, Inc.(1)                               297,900      13,964,063
-----------------------------------------------------------------------------------------
Central Parking Corp.                                              26,200       1,192,100
-----------------------------------------------------------------------------------------
CIBER, Inc.(1)                                                    402,600      15,298,800

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)

U.S. Rentals, Inc.(1)                                             181,500  $    7,157,906
-----------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                           100,000       4,200,000
-----------------------------------------------------------------------------------------
USA Waste Services, Inc.(1)                                       344,600      17,014,625
                                                                           --------------
                                                                               92,543,194
-----------------------------------------------------------------------------------------
MANUFACTURING - 3.0%
Tyco International Ltd.                                           525,000      33,075,000
-----------------------------------------------------------------------------------------
TECHNOLOGY - 39.4%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
Gulfstream Aerospace Corp.(1)                                     242,200      11,262,300
-----------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.6%
Dell Computer Corp.(1)                                            100,000       9,281,250
-----------------------------------------------------------------------------------------
EMC Corp.(1)                                                      150,000       6,721,875
-----------------------------------------------------------------------------------------
Telxon Corp.                                                      397,500      12,869,063
-----------------------------------------------------------------------------------------
Waters Corp.(1)                                                   175,000      10,314,063
                                                                           --------------
                                                                               39,186,251
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 24.1%
Aspen Technologies, Inc.(1)                                       125,700       6,347,850
-----------------------------------------------------------------------------------------
AXENT Technologies, Inc.(1)                                        65,000       1,990,625
-----------------------------------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)                            486,600      26,580,525
-----------------------------------------------------------------------------------------
Cap Gemini SA                                                     116,666      18,290,734
-----------------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                           360,000      24,615,000
-----------------------------------------------------------------------------------------
Compuware Corp.(1)                                                340,000      17,382,500
-----------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                          200,000      10,800,000
-----------------------------------------------------------------------------------------
Harbinger Corp.(1)                                                327,250       7,915,359
-----------------------------------------------------------------------------------------
HBO & Co.                                                         760,000      26,790,000
-----------------------------------------------------------------------------------------
I2 Technologies, Inc.(1)                                          225,000       7,903,125
-----------------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                                       420,000      18,375,000
-----------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                           317,600      18,956,750
-----------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                 75,000       8,128,125
-----------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                       300,000      14,362,500
-----------------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                               150,000       7,050,000
-----------------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR(1)                     450,000      22,556,250
-----------------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                                     150,000       5,756,250
-----------------------------------------------------------------------------------------
Visio Corp.(1)                                                    380,500      18,168,875
                                                                           --------------
                                                                              261,969,468
-----------------------------------------------------------------------------------------
ELECTRONICS - 2.1%
Sanmina Corp.(1)                                                  260,000      11,277,500
-----------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                    370,000      11,423,750
                                                                           --------------
                                                                               22,701,250
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 8.6%
Ascend Communications, Inc.(1)                                    200,000       9,912,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)

Broadcom Corp., Cl. A(1)                                            4,500  $      331,313
-----------------------------------------------------------------------------------------
CIENA Corp.(1)                                                    225,000      15,665,625
-----------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                75,000       6,904,688
-----------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A(1)                             400,000       9,950,000
-----------------------------------------------------------------------------------------
Northern Telecom Ltd.                                             150,000       8,512,500
-----------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                  170,000      12,176,250
-----------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                 223,000      14,000,219
-----------------------------------------------------------------------------------------
WinStar Communications, Inc.(1)                                   380,000      16,316,250
                                                                           --------------
                                                                               93,769,345
-----------------------------------------------------------------------------------------
UTILITIES - 1.1%
-----------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.1%
Qwest Communications International, Inc.(1)                       116,610       4,066,774
-----------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                 155,000       7,507,813
                                                                           --------------
                                                                               11,574,587
                                                                           --------------
Total Common Stocks (Cost $748,434,098)                                     1,054,908,501
-----------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
-----------------------------------------------------------------------------------------
L & H Capital Trust, Inc., 4.75% Cv. Preferred Income Equity
Redeemable Securities(2) (Cost $6,695,000)                        132,500       8,446,875

                                                              PRINCIPAL
                                                              AMOUNT
-----------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 1.0%
-----------------------------------------------------------------------------------------
Comverse Technology, Inc., 4.50% Cv. Sub. Nts., 7/1/05(3)     $ 5,000,000       5,093,750
-----------------------------------------------------------------------------------------
Concentra Managed Care, Inc., 4.50% Cv. Sub. Nts.,
3/15/03(2)                                                      2,300,000       2,075,750
-----------------------------------------------------------------------------------------
United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01         2,000,000       3,362,500
                                                                           --------------
Total Corporate Bonds and Notes (Cost $9,300,000)                              10,532,000
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
-----------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $28,004,589 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $28,744,483
(Cost $28,000,000)                                             28,000,000      28,000,000
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $792,429,098)                     101.3%  1,101,887,376
-----------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                (1.3)    (13,943,749)
                                                              -----------  --------------
NET ASSETS                                                          100.0% $1,087,943,627
                                                              -----------  --------------
                                                              -----------  --------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,522,625 or 0.97% of the Fund's net assets as of June 30, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
COMMON STOCKS - 87.4%
---------------------------------------------------------------------------------------
BASIC MATERIALS - 2.8%
---------------------------------------------------------------------------------------
CHEMICALS - 2.8%
Crompton & Knowles Corp.                                          100,200  $ 2,523,787
---------------------------------------------------------------------------------------
Dexter Corp.                                                       27,800      884,387
---------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                    35,000    2,611,875
---------------------------------------------------------------------------------------
Ferro Corp.                                                        85,000    2,151,562
---------------------------------------------------------------------------------------
Morton International, Inc.                                        139,000    3,475,000
---------------------------------------------------------------------------------------
PPG Industries, Inc.                                               95,000    6,608,437
                                                                           ------------
                                                                            18,255,048
---------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 19.6%
---------------------------------------------------------------------------------------
AUTOS & HOUSING - 4.9%
Arvin Industries, Inc.                                             49,300    1,790,206
---------------------------------------------------------------------------------------
Boston Properties, Inc.                                            88,200    3,042,900
---------------------------------------------------------------------------------------
Budget Group, Inc., Cl. A(1)                                      238,600    7,620,287
---------------------------------------------------------------------------------------
Centex Corp.                                                      136,000    5,134,000
---------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 65,000    2,880,312
---------------------------------------------------------------------------------------
Magna International, Inc., Cl. A                                   22,000    1,509,750
---------------------------------------------------------------------------------------
Pulte Corp.                                                        44,000    1,314,500
---------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                      206,000    5,150,000
---------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                            120,000    3,442,500
                                                                           ------------
                                                                            31,884,455
---------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.0%
Callaway Golf Co.                                                 147,700    2,907,844
---------------------------------------------------------------------------------------
Carnival Corp., Cl. A                                             290,000   11,491,250
---------------------------------------------------------------------------------------
CKE Restaurants, Inc.                                             120,000    4,950,000
---------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                              23,100    2,985,675
---------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.(1)                                    70,000    1,627,500
---------------------------------------------------------------------------------------
Time Warner, Inc.                                                  30,000    2,563,125
                                                                           ------------
                                                                            26,525,394
---------------------------------------------------------------------------------------
MEDIA - 2.8%
Belo (A.H.) Corp., Cl. A                                           98,200    2,393,625
---------------------------------------------------------------------------------------
New York Times Co.                                                 78,000    6,181,500
---------------------------------------------------------------------------------------
Omnicom Group, Inc.                                               135,000    6,733,125
---------------------------------------------------------------------------------------
Young & Rubicam, Inc.(1)                                           97,200    3,110,400
                                                                           ------------
                                                                            18,418,650
---------------------------------------------------------------------------------------
RETAIL: GENERAL - 5.5%
CVS Corp.                                                         300,000   11,681,250
---------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                68,000    3,298,000
---------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                               60,000    3,228,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
RETAIL: GENERAL (CONTINUED)

Jones Apparel Group, Inc.(1)                                      153,000  $ 5,594,062
---------------------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                                           111,800    6,987,500
---------------------------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                                        154,400    5,095,200
                                                                           ------------
                                                                            35,884,762
---------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 2.4%
Ethan Allen Interiors, Inc.                                        80,000    3,995,000
---------------------------------------------------------------------------------------
Gap, Inc.                                                          35,500    2,187,687
---------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                       45,000    1,240,312
---------------------------------------------------------------------------------------
Nine West Group, Inc.(1)                                          100,500    2,694,656
---------------------------------------------------------------------------------------
Tiffany & Co.                                                      30,000    1,440,000
---------------------------------------------------------------------------------------
TJX Cos., Inc.                                                    184,000    4,439,000
                                                                           ------------
                                                                            15,996,655
---------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 13.2%
---------------------------------------------------------------------------------------
FOOD - 4.4%
Hershey Foods Corp.                                                20,000    1,380,000
---------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                              100,400    2,761,000
---------------------------------------------------------------------------------------
Kroger Co.(1)                                                      79,000    3,387,125
---------------------------------------------------------------------------------------
McCormick & Co., Inc., Non-Vtg.                                    94,900    3,389,709
---------------------------------------------------------------------------------------
Richfood Holdings, Inc.                                            92,200    1,907,387
---------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                  310,000   12,613,125
---------------------------------------------------------------------------------------
Smithfield Foods, Inc.(1)                                          82,000    2,501,000
---------------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                                          27,600      967,725
                                                                           ------------
                                                                            28,907,071
---------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.2%
Lilly (Eli) & Co.                                                  40,000    2,642,500
---------------------------------------------------------------------------------------
Pfizer, Inc.                                                       85,000    9,238,437
---------------------------------------------------------------------------------------
Schering-Plough Corp.                                             102,800    9,419,050
                                                                           ------------
                                                                            21,299,987
---------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.9%
Baxter International, Inc.                                         53,000    2,852,062
---------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                            51,000    3,958,875
---------------------------------------------------------------------------------------
First Health Group Corp.(1)                                       157,600    4,491,600
---------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                               88,000    2,348,500
---------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                          70,000    2,944,375
---------------------------------------------------------------------------------------
Medtronic, Inc.                                                    45,000    2,868,750
---------------------------------------------------------------------------------------
Minimed, Inc.(1)                                                   46,800    2,451,150
---------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                                101,750    3,510,375
                                                                           ------------
                                                                            25,425,687
---------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
Avon Products, Inc.                                                90,000    6,975,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
TOBACCO - 0.6%
Philip Morris Cos., Inc.                                           62,000  $ 2,441,250
---------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                         63,000    1,496,250
                                                                           ------------
                                                                             3,937,500
---------------------------------------------------------------------------------------
ENERGY - 2.9%
---------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9%
BJ Services Co.(1)                                                 50,000    1,453,125
---------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                                         42,200    2,579,475
---------------------------------------------------------------------------------------
Global Industries Ltd.(1)                                          45,100      761,062
---------------------------------------------------------------------------------------
Halliburton Co.                                                   101,800    4,536,462
---------------------------------------------------------------------------------------
Varco International, Inc.(1)                                      166,200    3,292,837
                                                                           ------------
                                                                            12,622,961
---------------------------------------------------------------------------------------
OIL-INTEGRATED - 1.0%
Mobil Corp.                                                        18,200    1,394,575
---------------------------------------------------------------------------------------
Texaco, Inc.                                                       29,000    1,730,937
---------------------------------------------------------------------------------------
Total SA, Sponsored ADR                                            55,000    3,595,625
                                                                           ------------
                                                                             6,721,137
---------------------------------------------------------------------------------------
FINANCIAL - 16.1%
---------------------------------------------------------------------------------------
BANKS - 5.1%
Banc One Corp.                                                    124,488    6,947,998
---------------------------------------------------------------------------------------
BankBoston Corp.                                                   30,000    1,668,750
---------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                        31,280    2,361,640
---------------------------------------------------------------------------------------
Credito Italiano SpA                                            1,265,000    6,621,937
---------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                        35,000    2,922,500
---------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                         20,000      752,500
---------------------------------------------------------------------------------------
NationsBank Corp.                                                  45,125    3,452,063
---------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                               160,000    2,738,576
---------------------------------------------------------------------------------------
Star Banc Corp.                                                    50,500    3,225,688
---------------------------------------------------------------------------------------
State Street Corp.                                                 39,200    2,724,400
---------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR
Representing 500 Units of one Preferred Share of Unibanco
and one Preferred Share of Unibanco Holdings SA(2)                  9,500      280,250
                                                                           ------------
                                                                            33,696,302
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.1%
Associates First Capital Corp., Cl. A                              70,000    5,381,250
---------------------------------------------------------------------------------------
CMAC Investment Corp.                                              52,800    3,247,200
---------------------------------------------------------------------------------------
Fannie Mae                                                         36,000    2,187,000
---------------------------------------------------------------------------------------
Finova Group, Inc.                                                 60,800    3,442,800
---------------------------------------------------------------------------------------
Franklin Resources, Inc.                                           71,200    3,844,800
---------------------------------------------------------------------------------------
Freddie Mac                                                        60,000    2,823,750
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                          65,000    5,996,250
---------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                   40,200    3,673,275

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Price (T. Rowe) Associates, Inc.                                   61,000  $ 2,291,313
---------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                             30,000      975,000
---------------------------------------------------------------------------------------
Travelers Group, Inc.                                             208,499   12,640,252
                                                                           ------------
                                                                            46,502,890
---------------------------------------------------------------------------------------
INSURANCE - 3.9%
Conseco, Inc.                                                     173,000    8,087,750
---------------------------------------------------------------------------------------
Equitable Cos., Inc.                                               82,000    6,144,875
---------------------------------------------------------------------------------------
Life Re Corp.                                                      60,500    4,961,000
---------------------------------------------------------------------------------------
Progressive Corp.                                                  15,000    2,115,000
---------------------------------------------------------------------------------------
SunAmerica, Inc.                                                   78,500    4,508,844
                                                                           ------------
                                                                            25,817,469
---------------------------------------------------------------------------------------
INDUSTRIAL - 6.2%
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
Emerson Electric Co.                                               45,000    2,716,875
---------------------------------------------------------------------------------------
General Electric Co.                                               14,000    1,274,000
                                                                           ------------
                                                                             3,990,875
---------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.3%
Owens-Illinois, Inc.(1)                                            42,800    1,915,300
---------------------------------------------------------------------------------------
Rayonier, Inc.                                                     32,400    1,490,400
---------------------------------------------------------------------------------------
Southdown, Inc.                                                    70,300    5,017,663
                                                                           ------------
                                                                             8,423,363
---------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.7%
AccuStaff, Inc.(1)                                                116,000    3,625,000
---------------------------------------------------------------------------------------
Corrections Corp. of America(1)                                    55,000    1,292,500
                                                                           ------------
                                                                             4,917,500
---------------------------------------------------------------------------------------
MANUFACTURING - 2.4%
American Standard Cos., Inc.(1)                                    58,400    2,609,750
---------------------------------------------------------------------------------------
Cooper Industries, Inc.                                            43,000    2,362,313
---------------------------------------------------------------------------------------
Herman Miller, Inc.                                               120,000    2,917,500
---------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                          49,000    3,267,688
---------------------------------------------------------------------------------------
Tyco International Ltd.                                            75,000    4,725,000
                                                                           ------------
                                                                            15,882,251
---------------------------------------------------------------------------------------
TRANSPORTATION - 1.2%
Kansas City Southern Industries, Inc.                             153,000    7,592,625
---------------------------------------------------------------------------------------
TECHNOLOGY - 24.4%
---------------------------------------------------------------------------------------
COMPUTER HARDWARE - 5.9%
Compaq Computer Corp.                                             235,000    6,668,125
---------------------------------------------------------------------------------------
Dell Computer Corp.(1)                                             65,000    6,032,813
---------------------------------------------------------------------------------------
EMC Corp.(1)                                                       98,000    4,391,625
---------------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                             115,600    5,852,250
---------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                       180,000    4,286,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)

Sun Microsystems, Inc.(1)                                          68,000  $ 2,953,750
---------------------------------------------------------------------------------------
Waters Corp.(1)                                                   100,000    5,893,750
---------------------------------------------------------------------------------------
Western Digital Corp.(1)                                          217,000    2,563,313
                                                                           ------------
                                                                            38,641,876
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 10.5%
BMC Software, Inc.(1)                                             156,800    8,143,800
---------------------------------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)                             91,300    4,987,263
---------------------------------------------------------------------------------------
Computer Associates International, Inc.                            41,000    2,278,063
---------------------------------------------------------------------------------------
Computer Sciences Corp.                                            40,000    2,560,000
---------------------------------------------------------------------------------------
Gartner Group, Inc., Cl. A(1)                                      91,000    3,185,000
---------------------------------------------------------------------------------------
HBO & Co.                                                         130,000    4,582,500
---------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                180,000   19,507,500
---------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                       127,350    6,096,881
---------------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                               166,000    7,802,000
---------------------------------------------------------------------------------------
PLATINUM Technology, Inc.(1)                                      120,300    3,436,069
---------------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                                     163,300    6,266,638
                                                                           ------------
                                                                            68,845,714
---------------------------------------------------------------------------------------
ELECTRONICS - 2.3%
LSI Logic Corp.(1)                                                 63,000    1,452,938
---------------------------------------------------------------------------------------
Texas Instruments, Inc.                                           103,000    6,006,188
---------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                    246,400    7,607,600
                                                                           ------------
                                                                            15,066,726
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 5.7%
CIENA Corp.(1)                                                     94,300    6,565,638
---------------------------------------------------------------------------------------
Cisco Systems, Inc.                                               120,000   11,047,500
---------------------------------------------------------------------------------------
General Instrument Corp.(1)                                       210,000    5,709,375
---------------------------------------------------------------------------------------
Newbridge Networks Corp.(1)                                        67,000    1,603,813
---------------------------------------------------------------------------------------
Premisys Communications, Inc.(1)                                  110,000    2,736,250
---------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                  110,000    7,878,750
---------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                  35,900    2,253,847
                                                                           ------------
                                                                            37,795,173
---------------------------------------------------------------------------------------
UTILITIES - 2.2%
---------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 2.2%
Qwest Communications International, Inc.(1)                       118,942    4,148,102
---------------------------------------------------------------------------------------
SBC Communications, Inc.                                           70,000    2,800,000
---------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                 161,000    7,798,438
                                                                           ------------
                                                                            14,746,540
                                                                           ------------
Total Common Stocks (Cost $415,248,197)                                    574,773,611

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT       NOTE 1
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 13.3%
---------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $87,114,275 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $89,415,875
(Cost $87,100,000)                                            $87,100,000  $87,100,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $502,348,197)                     100.7% 661,873,611
---------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                (0.7)  (4,393,694)
                                                              -----------  ------------
NET ASSETS                                                          100.0% $657,479,917
                                                              -----------  ------------
                                                              -----------  ------------

1. Non-income producing security.

2. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
COMMON STOCKS - 50.8%
---------------------------------------------------------------------------------------
BASIC MATERIALS - 2.0%
---------------------------------------------------------------------------------------
CHEMICALS - 1.2%
Bayer AG, Sponsored ADR                                            47,000  $ 2,431,973
---------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                    20,000    1,492,500
---------------------------------------------------------------------------------------
IMC Global, Inc.                                                   36,000    1,084,500
---------------------------------------------------------------------------------------
Morton International, Inc.                                         44,000    1,100,000
---------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                                 25,000    1,889,062
                                                                           ------------
                                                                             7,998,035
---------------------------------------------------------------------------------------
METALS - 0.2%
Alumax, Inc.(1)                                                       300       13,912
---------------------------------------------------------------------------------------
De Beers Consolidated Mines Ltd., ADR                              70,000    1,225,000
                                                                           ------------
                                                                             1,238,912
---------------------------------------------------------------------------------------
PAPER - 0.6%
Aracruz Celulose SA, Sponsored ADR                                 92,000    1,052,250
---------------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                            148,773    1,588,350
---------------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                         64,000    1,464,000
                                                                           ------------
                                                                             4,104,600
---------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.5%
---------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.0%
Chastain Capital Corp.                                             92,500    1,190,937
---------------------------------------------------------------------------------------
Dana Corp.                                                         33,000    1,765,500
---------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                            357,510    1,051,206
---------------------------------------------------------------------------------------
Post Properties, Inc.                                              28,000    1,078,000
---------------------------------------------------------------------------------------
Toll Brothers, Inc.(2)                                             46,000    1,319,625
                                                                           ------------
                                                                             6,405,268
---------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.5%
Alaska Air Group, Inc.(1)(2)                                       40,000    2,182,500
---------------------------------------------------------------------------------------
AMR Corp.(1)(2)                                                    33,000    2,747,250
---------------------------------------------------------------------------------------
Berjaya Sports Toto Berhad                                        410,000      607,957
---------------------------------------------------------------------------------------
Brunswick Corp.                                                    40,000      990,000
---------------------------------------------------------------------------------------
Callaway Golf Co.                                                  98,500    1,939,219
---------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.(1)                          69,000    2,190,750
---------------------------------------------------------------------------------------
Host Marriott Corp.(2)                                             72,500    1,291,406
---------------------------------------------------------------------------------------
International Game Technology(1)                                  105,000    2,546,250
---------------------------------------------------------------------------------------
Luby's Cafeterias, Inc.                                            79,000    1,387,437
---------------------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                                           150,000    3,196,875
---------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                  32,000    2,962,867
---------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)(2)                                      6,800      265,200

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Shangri-La Asia Ltd.                                              535,000  $   345,225
---------------------------------------------------------------------------------------
Shimano, Inc.                                                     100,000    2,536,297
---------------------------------------------------------------------------------------
SkyWest, Inc.(1)                                                   50,000    1,400,000
---------------------------------------------------------------------------------------
Time Warner, Inc.                                                  25,000    2,135,937
---------------------------------------------------------------------------------------
West Marine, Inc.(2)                                              105,000    1,890,000
                                                                           ------------
                                                                            30,615,170
---------------------------------------------------------------------------------------
MEDIA - 1.2%
CBS Corp.(1)                                                      113,026    3,588,575
---------------------------------------------------------------------------------------
MediaOne Group, Inc.(2)                                            72,000    3,163,500
---------------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.                          2,258,000    1,085,496
                                                                           ------------
                                                                             7,837,571
---------------------------------------------------------------------------------------
RETAIL: GENERAL - 1.2%
Cone Mills Corp.(2)                                               223,000    1,923,375
---------------------------------------------------------------------------------------
Dayton Hudson Corp.(1)                                             36,000    1,746,000
---------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)(2)                            41,000    2,206,312
---------------------------------------------------------------------------------------
Neiman Marcus Group, Inc.(2)                                       56,000    2,432,500
                                                                           ------------
                                                                             8,308,187
---------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 1.6%
AutoZone, Inc.(2)                                                  53,100    1,695,881
---------------------------------------------------------------------------------------
Books-A-Million, Inc.(2)                                          300,000    1,387,500
---------------------------------------------------------------------------------------
General Nutrition Cos., Inc.(1)                                    82,000    2,552,250
---------------------------------------------------------------------------------------
Gymboree Corp.(1)(2)                                               58,000      879,062
---------------------------------------------------------------------------------------
JLK Direct Distribution, Inc.(2)                                   60,000    1,312,500
---------------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(1)(2)                                  60,000    1,196,250
---------------------------------------------------------------------------------------
Saks Holdings, Inc.(2)                                             60,000    1,657,500
                                                                           ------------
                                                                            10,680,943
---------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.8%
---------------------------------------------------------------------------------------
BEVERAGES - 0.5%
Coca-Cola Amatil Ltd.                                              55,000      367,833
---------------------------------------------------------------------------------------
Diageo plc                                                        155,800    1,853,648
---------------------------------------------------------------------------------------
Whitman Corp.                                                      62,000    1,422,125
                                                                           ------------
                                                                             3,643,606
---------------------------------------------------------------------------------------
FOOD - 0.6%
Groupe Danone                                                      10,000    2,751,052
---------------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                           14,000    1,498,010
                                                                           ------------
                                                                             4,249,062
---------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.9%
Abbott Laboratories                                                57,000    2,329,875
---------------------------------------------------------------------------------------
American Home Products Corp.(1)                                    77,000    3,984,750
---------------------------------------------------------------------------------------
Astra AB Free, Series A                                           120,000    2,452,681

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
HEALTHCARE/DRUGS (CONTINUED)

BioChem Pharma, Inc.(2)                                            60,000  $ 1,590,000
---------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.(1)                                        11,000    1,264,313
---------------------------------------------------------------------------------------
Centocor, Inc.(2)                                                  44,000    1,595,000
---------------------------------------------------------------------------------------
CliniChem Development, Inc.                                         1,500        8,625
---------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)(2)                             65,000    1,661,562
---------------------------------------------------------------------------------------
Johnson & Johnson(1)                                               40,000    2,950,000
---------------------------------------------------------------------------------------
Mylan Laboratories, Inc.(1)                                        75,000    2,254,688
---------------------------------------------------------------------------------------
Novartis AG                                                         2,000    3,328,035
---------------------------------------------------------------------------------------
SmithKline Beecham plc, Sponsored ADR, Cl. A(1)                    46,000    2,783,000
                                                                           ------------
                                                                            26,202,529
---------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.4%
Acuson Corp.(2)                                                    61,500    1,118,531
---------------------------------------------------------------------------------------
Alternative Living Services, Inc.(2)                               70,000    1,890,000
---------------------------------------------------------------------------------------
Biomet, Inc.(1)                                                    50,000    1,653,125
---------------------------------------------------------------------------------------
Boston Scientific Corp.(1)(2)                                      16,000    1,146,000
---------------------------------------------------------------------------------------
Innovasive Devices, Inc.(2)                                       110,000    1,031,250
---------------------------------------------------------------------------------------
Manor Care, Inc.(1)                                                 8,800      338,250
---------------------------------------------------------------------------------------
United Healthcare Corp.(1)                                         32,800    2,082,800
                                                                           ------------
                                                                             9,259,956
---------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.6%
Fort James Corp.                                                   37,000    1,646,500
---------------------------------------------------------------------------------------
Wella AG                                                            2,150    2,128,831
---------------------------------------------------------------------------------------
Wella AG, Preference                                                  200      225,689
                                                                           ------------
                                                                             4,001,020
---------------------------------------------------------------------------------------
TOBACCO - 0.8%
Imperial Tobacco Group plc                                        260,000    1,916,291
---------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                           87,000    3,425,625
                                                                           ------------
                                                                             5,341,916
---------------------------------------------------------------------------------------
ENERGY - 3.5%
---------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.3%
Coflexip SA, Sponsored ADR                                          5,000      305,625
---------------------------------------------------------------------------------------
Input/Output, Inc.(1)(2)                                          138,000    2,458,125
---------------------------------------------------------------------------------------
Santa Fe International Corp.(1)                                    72,500    2,193,125
---------------------------------------------------------------------------------------
Schlumberger Ltd.                                                  15,000    1,024,688
---------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                          55,000    2,447,500
---------------------------------------------------------------------------------------
Western Atlas, Inc.(1)(2)                                           7,200      611,100
                                                                           ------------
                                                                             9,040,163
---------------------------------------------------------------------------------------
OIL-INTEGRATED - 2.2%
Comstock Resources, Inc.(2)                                        60,800      452,200
---------------------------------------------------------------------------------------
Enron Corp.                                                        40,000    2,162,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)

Kerr-McGee Corp.                                                   33,000  $ 1,909,875
---------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                              3,330,000      619,009
---------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                               30,800    1,688,225
---------------------------------------------------------------------------------------
Talisman Energy, Inc.(2)                                           95,510    2,734,346
---------------------------------------------------------------------------------------
Total SA, Sponsored ADR                                            17,501    1,144,128
---------------------------------------------------------------------------------------
Unocal Corp.                                                       65,000    2,323,750
---------------------------------------------------------------------------------------
YPF SA, Cl. D, ADR                                                 65,000    1,954,063
                                                                           ------------
                                                                            14,988,096
---------------------------------------------------------------------------------------
FINANCIAL - 12.6%
---------------------------------------------------------------------------------------
BANKS - 7.0%
ABN Amro Holding NV                                                62,700    1,467,156
---------------------------------------------------------------------------------------
Banc One Corp.                                                     20,000    1,116,250
---------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                               95,000      698,334
---------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)(1)                                    177,000   13,363,500
---------------------------------------------------------------------------------------
Credit Suisse Group                                                 5,225    1,162,595
---------------------------------------------------------------------------------------
Credito Italiano SpA                                              460,700    2,411,641
---------------------------------------------------------------------------------------
Deutsche Bank AG                                                   11,400      963,873
---------------------------------------------------------------------------------------
Fleet Financial Group, Inc.(1)                                     19,000    1,586,500
---------------------------------------------------------------------------------------
Morgan J.P. & Co., Inc.                                            10,000    1,171,250
---------------------------------------------------------------------------------------
NationsBank Corp.(1)                                              160,000   12,240,000
---------------------------------------------------------------------------------------
PNC Bank Corp.                                                     30,500    1,641,281
---------------------------------------------------------------------------------------
Societe Generale                                                   26,200    5,435,003
---------------------------------------------------------------------------------------
UBS AG                                                              4,175    1,552,402
---------------------------------------------------------------------------------------
Wells Fargo & Co.                                                   6,500    2,398,500
                                                                           ------------
                                                                            47,208,285
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.6%
American Express Co.(1)                                            22,800    2,599,200
---------------------------------------------------------------------------------------
CRIIMI MAE, Inc.                                                  100,000    1,387,500
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(1)                                       26,200    2,416,950
---------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(1)                                45,800    4,184,975
                                                                           ------------
                                                                            10,588,625
---------------------------------------------------------------------------------------
FINANCIAL - 0.2%
Cornerstone Properties, Inc.                                       68,000    1,198,500
---------------------------------------------------------------------------------------
INSURANCE - 1.6%
ACE Ltd.                                                           54,000    2,106,000
---------------------------------------------------------------------------------------
Cigna Corp.(1)                                                     28,000    1,932,000
---------------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                                 52,500    2,017,969
---------------------------------------------------------------------------------------
Skandia Forsakrings AB                                            162,000    2,315,752
---------------------------------------------------------------------------------------
UNUM Corp.                                                         48,600    2,697,300
                                                                           ------------
                                                                            11,069,021

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.2%
Avalon Bay Communities, Inc.                                       30,732  $ 1,167,816
---------------------------------------------------------------------------------------
Brandywine Realty Trust                                            56,000    1,253,000
---------------------------------------------------------------------------------------
Camden Property Trust                                              40,000    1,190,000
---------------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                           48,000    1,362,000
---------------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                                           32,000    1,280,000
---------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                                31,000    1,214,813
---------------------------------------------------------------------------------------
JDN Realty Corp.                                                   40,000    1,275,000
---------------------------------------------------------------------------------------
Manufactured Home Communities, Inc.                                44,000    1,061,500
---------------------------------------------------------------------------------------
Security Capital Pacific Trust                                     52,000    1,170,000
---------------------------------------------------------------------------------------
Shurgard Storage Centers, Inc.                                     44,000    1,221,000
---------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc.                                        37,500    1,218,750
---------------------------------------------------------------------------------------
Sunstone Hotel Investors, Inc.                                     80,000    1,065,000
                                                                           ------------
                                                                            14,478,879
---------------------------------------------------------------------------------------
INDUSTRIAL - 2.8%
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.5%
Methode Electronics, Inc., Cl. A                                  105,000    1,627,500
---------------------------------------------------------------------------------------
Rockwell International Corp.                                       36,300    1,744,669
                                                                           ------------
                                                                             3,372,169
---------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.4%
Owens Corning                                                      63,000    2,571,188
---------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.1%
Children's Comprehensive Services, Inc.(2)                         40,000      595,000
---------------------------------------------------------------------------------------
MANUFACTURING - 1.1%
AGCO Corp.                                                         79,000    1,624,438
---------------------------------------------------------------------------------------
Cognex Corp.(2)                                                    70,000    1,295,000
---------------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                             35,000      184,744
---------------------------------------------------------------------------------------
Pall Corp.                                                        105,000    2,152,500
---------------------------------------------------------------------------------------
Tenneco, Inc. (New)                                                63,000    2,397,938
                                                                           ------------
                                                                             7,654,620
---------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
Burlington Northern Santa Fe Corp.                                 28,000    2,749,250
---------------------------------------------------------------------------------------
Stolt-Nielsen SA                                                   64,200    1,099,425
---------------------------------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR                                    17,650      306,669
---------------------------------------------------------------------------------------
Transportacion Maritima Mexicana SA de CV, Sponsored ADR, L
Shares(2)                                                         130,000      861,250
                                                                           ------------
                                                                             5,016,594
---------------------------------------------------------------------------------------
TECHNOLOGY - 10.6%
---------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.3%
Lockheed Martin Corp.(1)                                           18,000    1,905,750
---------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.4%
Adaptec, Inc.(2)                                                   88,000    1,259,500
---------------------------------------------------------------------------------------
Cabletron Systems, Inc.(2)                                         67,500      907,031

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)

Canon, Inc.                                                        50,000  $ 1,134,849
---------------------------------------------------------------------------------------
Hewlett-Packard Co.(1)                                             39,000    2,335,125
---------------------------------------------------------------------------------------
International Business Machines Corp.                              60,000    6,888,750
---------------------------------------------------------------------------------------
Xerox Corp.(1)                                                     34,700    3,526,388
                                                                           ------------
                                                                            16,051,643
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.8%
America Online, Inc.(1)                                            33,700    3,572,200
---------------------------------------------------------------------------------------
Broderbund Software, Inc.(2)                                       74,000    1,688,125
---------------------------------------------------------------------------------------
Computer Associates International, Inc.(1)                         67,499    3,750,441
---------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)(2)                                        27,000    1,458,000
---------------------------------------------------------------------------------------
First Data Corp.(1)                                                80,500    2,681,656
---------------------------------------------------------------------------------------
Novell, Inc.(2)                                                   139,000    1,772,250
---------------------------------------------------------------------------------------
PLATINUM Technology, Inc.(2)                                       62,500    1,785,156
---------------------------------------------------------------------------------------
Rational Software Corp.(1)(2)                                     133,000    2,028,250
---------------------------------------------------------------------------------------
Sabre Group Holdings, Inc.(2)                                      66,100    2,511,800
---------------------------------------------------------------------------------------
SELECT Software Tools Ltd., ADR(2)                                120,000      555,000
---------------------------------------------------------------------------------------
Structural Dynamics Research Corp.(2)                                 167        3,862
---------------------------------------------------------------------------------------
Symantec Corp.(1)(2)                                               49,764    1,300,085
---------------------------------------------------------------------------------------
Synopsys, Inc.(1)(2)                                               31,000    1,418,250
---------------------------------------------------------------------------------------
Transition Systems, Inc.(1)(2)                                     71,400      758,625
                                                                           ------------
                                                                            25,283,700
---------------------------------------------------------------------------------------
ELECTRONICS - 2.6%
Analog Devices, Inc.(2)                                            22,500      552,656
---------------------------------------------------------------------------------------
CAE, Inc.                                                         131,535    1,113,610
---------------------------------------------------------------------------------------
Credence Systems Corp.(2)                                          34,000      646,000
---------------------------------------------------------------------------------------
General Motors Corp., Cl. H(1)                                     42,200    1,988,675
---------------------------------------------------------------------------------------
Intel Corp.(1)                                                    108,000    8,005,500
---------------------------------------------------------------------------------------
Keyence Corp.                                                       9,000      979,212
---------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                            17,100    1,240,819
---------------------------------------------------------------------------------------
STMicroelectronics NV(1)(2)                                        17,500    1,222,813
---------------------------------------------------------------------------------------
Teradyne, Inc.(1)(2)                                               18,500      494,875
---------------------------------------------------------------------------------------
Xilinx, Inc.(1)(2)                                                 45,000    1,530,000
                                                                           ------------
                                                                            17,774,160
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.5%
Airtouch Communications, Inc.(2)                                   38,000    2,220,625
---------------------------------------------------------------------------------------
CIENA Corp.(1)(2)                                                  35,000    2,436,875
---------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                             36,000    3,314,250
---------------------------------------------------------------------------------------
ECI Telecommunications Ltd.(1)                                     29,800    1,128,675
---------------------------------------------------------------------------------------
Newbridge Networks Corp.(2)                                        10,700      256,131

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                           MARKET VALUE
                                                              SHARES       NOTE 1
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)

QUALCOMM, Inc.(1)(2)                                               19,000  $ 1,067,563
                                                                           ------------
                                                                            10,424,119
---------------------------------------------------------------------------------------
UTILITIES - 2.0%
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%
Allegheny Energy, Inc.                                             48,000    1,446,000
---------------------------------------------------------------------------------------
Houston Industries, Inc.                                           76,000    2,346,500
---------------------------------------------------------------------------------------
Southern Co.                                                       72,000    1,993,500
                                                                           ------------
                                                                             5,786,000
---------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.1%
MCI Communications Corp.                                           57,000    3,313,124
---------------------------------------------------------------------------------------
Qwest Communications International, Inc.(2)                        22,000      767,250
---------------------------------------------------------------------------------------
SBC Communications, Inc.                                           44,000    1,760,000
---------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                 8,100,000      644,298
---------------------------------------------------------------------------------------
U S West, Inc.(1)                                                  21,000      987,000
                                                                           ------------
                                                                             7,471,672
                                                                           ------------
Total Common Stocks (Cost $241,662,064)                                    342,364,959
---------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.7%
---------------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(3)                                   20,000    1,162,500
---------------------------------------------------------------------------------------
ICG Communications, Inc., 6.75% Cv. Preferred Stock(3)             25,000    2,090,625
---------------------------------------------------------------------------------------
Intermedia Communications, Inc., 7% Cv. Preferred Stock(3)         30,000    1,668,750
---------------------------------------------------------------------------------------
Time Warner, Inc., 10.25% Exchangeable Preferred, Series
M(4)                                                                    1        1,170
                                                                           ------------
Total Preferred Stocks (Cost $4,231,250)                                     4,923,045

                                                              UNITS
---------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
---------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(5)                       6,000           60
---------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                            9,232       69,240
---------------------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts., Exp. 11/99(5)                     1,000       10,125
---------------------------------------------------------------------------------------
Perkin-Elmer Corp. Wts., Exp. 9/03                                    249        1,183
---------------------------------------------------------------------------------------
Terex Corp. Rts., Exp. 5/02(5)                                      4,000       92,500
                                                                           ------------
Total Rights, Warrants and Certificates (Cost $20,772)                         173,108

                                                              PRINCIPAL
                                                              AMOUNT(6)
---------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.3%
---------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 11/1/27-12/1/27       $ 7,831,380    4,912,050
---------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 7/1/28(7)                                                   6,000,000    6,095,640
8%, 7/15/22-4/15/23                                             3,517,277    3,657,708

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
---------------------------------------------------------------------------------------

Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates,
Series 1994-C2, Cl. E, 8%, 4/25/25                            $   660,862  $   666,707
                                                                           ------------
Total Mortgage-Backed Obligations (Cost $15,214,092)                        15,332,105
---------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.0%
---------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 8/15/17                                                 2,900,000    3,955,783
STRIPS:
7.101%, 11/15/18(8)                                            24,500,000    7,674,135
7.258%, 11/15/18(8)                                            18,600,000    5,826,078
7.313%, 8/15/19(8)                                             26,800,000    8,042,278
---------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02                                                15,000,000   15,192,195
6.125%, 9/30/00                                                15,000,000   15,192,195
6.25%, 2/15/07                                                  8,800,000    9,220,754
6.375%, 8/15/02                                                 5,000,000    5,153,130
6.50%, 10/15/06                                                 3,710,000    3,941,879
                                                                           ------------
Total U.S. Government Obligations (Cost $67,756,501)                        74,198,427
---------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 17.5%
---------------------------------------------------------------------------------------
ARGENTINA - 6.2%
Argentina (Republic of) Bonds:
Bonos de Consolidacion de Deudas,
Series I, 5.667%, 4/1/01(9)                                     1,788,722    1,702,450
Series L, 6.625%, 3/31/05(9)                                    8,740,000    7,748,010
---------------------------------------------------------------------------------------
Argentina (Republic of) Nts., 9.15%, 11/30/02(9)               15,000,000   14,906,250
---------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.75%, 3/31/23(10)          23,750,000   17,678,906
                                                                           ------------
                                                                            42,035,616
---------------------------------------------------------------------------------------
AUSTRALIA - 0.5%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04(AUD)      3,160,000    2,086,477
---------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%,
5/15/03(AUD)                                                    1,800,000    1,348,599
                                                                           ------------
                                                                             3,435,076
---------------------------------------------------------------------------------------
CANADA - 2.6%
Canada (Government of) Bonds:
8.50%, 4/1/02(CAD)                                              1,500,000    1,130,797
8.75%, 12/1/05(CAD)                                            12,200,000   10,021,468
9.75%, 12/1/01(CAD)                                             3,000,000    2,321,817
9.75%, 6/1/01(CAD)                                              2,000,000    1,523,343
Series WL43, 5.75%, 6/1/29(CAD)                                 3,670,000    2,618,990
                                                                           ------------
                                                                            17,616,415
---------------------------------------------------------------------------------------
DENMARK - 0.8%
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)                   32,100,000    5,587,264
---------------------------------------------------------------------------------------
GREAT BRITAIN - 1.1%
United Kingdom Treasury Bonds, 6.75%,
11/26/04(GBP)                                                   2,680,000    4,621,123

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
GREAT BRITAIN (CONTINUED)

United Kingdom Treasury Nts., 13%, 7/14/00(GBP)               $ 1,590,000  $ 2,944,629
                                                                           ------------
                                                                             7,565,752
---------------------------------------------------------------------------------------
IRELAND - 0.3%
Ireland (Government of) Bonds, 9.25%, 7/11/03(IEP)              1,110,000    1,854,823
---------------------------------------------------------------------------------------
MEXICO - 0.6%
United Mexican States Collateralized Fixed Rate Par Bonds,
Series A, 6.25%,
12/31/19                                                        4,450,000    3,696,281
---------------------------------------------------------------------------------------
NEW ZEALAND - 4.4%
New Zealand (Government of) Bonds:
10%, 3/15/02(NZD)                                              16,800,000    9,557,501
8%, 2/15/01(NZD)                                               19,440,000   10,292,752
---------------------------------------------------------------------------------------
New Zealand (Government of) Nts., 6.50%, 2/15/00(NZD)          18,600,000    9,535,485
                                                                           ------------
                                                                            29,385,738
---------------------------------------------------------------------------------------
PHILIPPINES - 0.4%
Philippines (Republic of) Bonds, 8.60%, 6/15/27                 1,500,000    1,293,750
---------------------------------------------------------------------------------------
Philippines (Republic of) Par Bonds, Series B, 6.50%,
12/1/17(5)(10)                                                  1,675,000    1,476,094
                                                                           ------------
                                                                             2,769,844
---------------------------------------------------------------------------------------
POLAND - 0.4%
Poland (Republic of) Bonds, 15%, 10/12/99(PLZ)                  9,000,000    2,439,043
---------------------------------------------------------------------------------------
SOUTH AFRICA - 0.2%
Eskom Depositary Receipts, Series E168, 11%, 6/1/08(ZAR)       12,570,000    1,659,194
                                                                           ------------
Total Foreign Government Obligations (Cost $116,588,098)                   118,045,046
---------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 7.7%
---------------------------------------------------------------------------------------
BASIC MATERIALS - 1.1%
---------------------------------------------------------------------------------------
CHEMICALS - 0.3%
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                    100,000      105,625
---------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                           500,000      490,000
---------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                85,000       94,031
---------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts.,
8/15/06                                                         1,115,000    1,120,575
                                                                           ------------
                                                                             1,810,231
---------------------------------------------------------------------------------------
METALS - 0.4%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                       1,150,000    1,207,500
---------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts.,
2/1/03                                                          1,000,000    1,067,500
---------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                            450,000      472,500
                                                                           ------------
                                                                             2,747,500
---------------------------------------------------------------------------------------
PAPER - 0.4%
APP International Finance Co. BV, 11.75% Gtd. Sec. Nts.,
10/1/05                                                           500,000      441,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
PAPER (CONTINUED)

Aracruz Celulose SA, 10.375% Debs., 1/31/02                   $   430,000  $   425,700
---------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                       425,000      438,812
---------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts.,
8/1/07                                                            500,000      522,500
---------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04              750,000      833,437
                                                                           ------------
                                                                             2,661,699
---------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 2.3%
---------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.5%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                           500,000      507,500
---------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Nts., 10/15/99                   500,000      544,088
---------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06      500,000      562,500
---------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B,
7/15/02                                                         1,000,000    1,040,000
---------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04              400,000      400,500
                                                                           ------------
                                                                             3,054,588
---------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.5%
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                     250,000      283,750
---------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03        500,000      550,000
---------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(3)             500,000      515,000
---------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                    750,000      840,000
---------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                  600,000      627,750
---------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Gtd. Sr. Sub. Nts., 4/15/07       750,000      789,375
                                                                           ------------
                                                                             3,605,875
---------------------------------------------------------------------------------------
MEDIA - 1.3%
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts.,
6/15/04(11)                                                       157,000       40,035
---------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                                                     250,000      274,375
---------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts.,
7/1/07                                                            400,000      422,000
---------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts.,
6/1/04(11)                                                        540,000      529,200
---------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs.,
4/15/10(3)(11)                                                    600,000      391,500
---------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B,
11/1/03(9)                                                        550,000      591,250
---------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06              150,000      161,250
---------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03       1,000,000    1,042,676
---------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec.
Debs., 12/1/07                                                  1,000,000    1,115,000
---------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                     500,000      517,500
9% Gtd. Sr. Sub. Nts., 7/15/07                                    450,000      470,250
---------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                           200,000      200,000
---------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12         500,000      663,705
---------------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                          500,000      616,706
---------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                   1,000,000    1,095,746

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
MEDIA (CONTINUED)

Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07       $   900,000  $   938,250
                                                                           ------------
                                                                             9,069,443
---------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 0.8%
---------------------------------------------------------------------------------------
FOOD - 0.4%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                           300,000      313,500
10.625% Sr. Sub. Nts., Series B, 7/31/07                          800,000      838,000
---------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series
B, 7/1/07                                                         800,000      848,000
---------------------------------------------------------------------------------------
RJR Nabisco, Inc., 8.625% Medium-Term Nts., 12/1/02               500,000      518,632
---------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts.,
7/1/04                                                            500,000      512,500
                                                                           ------------
                                                                             3,030,632
---------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.0%
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts.,
9/15/07                                                           220,000      231,000
---------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.2%
Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08(3)     1,000,000    1,015,000
---------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                            500,000      503,125
---------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.085%, 3/15/01(8)                                             1,000,000      780,000
                                                                           ------------
                                                                             1,283,125
---------------------------------------------------------------------------------------
ENERGY - 0.4%
---------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.4%
Gothic Production Corp., 11.125% Sr. Sec. Nts., 5/1/05(3)         950,000      914,375
---------------------------------------------------------------------------------------
Grey Wolf, Inc., 8.875% Sr. Nts., 7/1/07(3)                     1,000,000      970,000
---------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06               535,000      577,800
                                                                           ------------
                                                                             2,462,175
---------------------------------------------------------------------------------------
FINANCIAL - 0.1%
---------------------------------------------------------------------------------------
BANKS - 0.1%
First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                                         250,000      281,331
9% Sub. Nts., 6/15/99                                             250,000      256,888
                                                                           ------------
                                                                               538,219
---------------------------------------------------------------------------------------
INDUSTRIAL - 0.5%
---------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(5)        500,000      523,750
---------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625% Sr. Nts., Series
B, 12/15/06                                                       100,000      104,000
---------------------------------------------------------------------------------------
Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                   850,000      888,250
                                                                           ------------
                                                                             1,516,000
---------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.0%
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts.,
12/1/06                                                           285,000      313,500
---------------------------------------------------------------------------------------
MANUFACTURING - 0.2%
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series
B, 6/1/05                                                         500,000      550,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)

Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                 $   500,000  $   508,125
                                                                           ------------
                                                                             1,058,750
---------------------------------------------------------------------------------------
TRANSPORTATION - 0.1%
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg.
Nts., 6/30/07(3)                                                  500,000      523,750
---------------------------------------------------------------------------------------
TECHNOLOGY - 1.9%
---------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                             500,000      528,750
---------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04      1,000,000    1,055,000
                                                                           ------------
                                                                             1,583,750
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05            1,250,000    1,281,250
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.5%
Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts.,
12/1/04(11)                                                       800,000      768,000
---------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists
of $1,000 principal amount of 13% sr. nts., 4/1/08 and four
warrants to purchase 10.8 shares of common stock)(3)(12)          500,000      482,500
---------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., 1/15/08(3)        500,000      495,000
---------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(3)        750,000      784,688
---------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(11)       500,000      407,500
---------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05(11)         800,000      680,000
---------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts., Series B,
1/15/08                                                           500,000      502,500
---------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(11)                                                  750,000      583,125
---------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(11)                 500,000      497,500
0%/9.75% Sr. Nts., 4/1/08(3)(11)                                  500,000      327,500
---------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                         590,000      623,925
11.625% Sr. Nts., Series A, 8/15/06                               110,000      116,325
---------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
8/15/04                                                           200,000      227,500
---------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(3)            750,000      753,750
---------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc.
Nts., 7/1/07(11)                                                1,000,000      870,000
---------------------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(11)                             1,000,000      835,000
9.625% Sr. Debs., 10/1/06                                         500,000      529,375
---------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04      1,000,000      912,500
                                                                           ------------
                                                                            10,396,688
---------------------------------------------------------------------------------------
UTILITIES - 0.6%
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04           750,000      808,125
---------------------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06                                          800,000      876,000
8.75% Sr. Nts., 7/15/07                                           400,000      413,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                              PRINCIPAL    MARKET VALUE
                                                              AMOUNT(6)    NOTE 1
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
First PV Funding Corp.:
10.15% Lease Obligation Bonds, Series 1986B, 1/15/16(5)       $   315,000  $   336,042
10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                6,000        6,000
                                                                           ------------
                                                                             2,439,167
---------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Beaver Valley II Funding Corp., 9% Second Lease Obligation
Bonds, 6/1/17(5)                                                  989,000    1,117,570
                                                                           ------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$49,860,320)                                                                51,739,912
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.8%
---------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90%, dated 6/30/98, to be repurchased at $72,911,948 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $74,838,316
(Cost $72,900,000)                                             72,900,000   72,900,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $568,233,097)                     100.8% 679,676,602
---------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                (0.8)  (5,644,091)
                                                              -----------  ------------
NET ASSETS                                                          100.0% $674,032,511
                                                              -----------  ------------
                                                              -----------  ------------

1. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                     SHARES
                                     SUBJECT                             MARKET
                                     TO      EXPIRATION EXERCISE PREMIUM VALUE NOTE
                                     CALL    DATE   PRICE    RECEIVED    1
-----------------------------------------------------------------------------------
AMR Corp.                            12,000  8/98   $75.00   $   25,319  $ 117,000
Alaska Air Group, Inc.               7,000   10/98   60.00       46,163     15,750
Alaska Air Group, Inc.               4,000   10/98   65.00       18,379      7,000
Alaska Air Group, Inc.               8,600   7/98    50.00       30,916     35,475
Alaska Air Group, Inc.               4,400   7/98    50.00       22,967     18,150
Alumax, Inc.                           300   7/98    40.00          441      1,875
America Online, Inc.                 8,000   10/98  100.00       76,757    120,000
America Online, Inc.                 10,000  10/98   70.00       71,098    377,500
America Online, Inc.                 6,600   7/98    55.00       22,175    336,600
American Express Co.                 6,500   10/98  115.00       44,304     44,688
American Home Products Corp.         15,600  7/98    52.50       25,115     11,700
Biomet, Inc.                         16,000  10/98   35.00       19,519     27,000
Biomet, Inc.                         14,000  7/98    30.00       26,704     47,250
Boston Scientific Corp.              12,000  11/98   75.00       68,638     76,500
Boston Scientific Corp.              4,000   8/98    60.00       14,880     49,500
Bristol-Myers Squibb Co.             6,000   12/98  115.00       51,568     59,250
CBS Corp.                            22,500  7/98    35.00       44,324      4,219
CIENA Corp.                          7,000   1/99    60.00       73,545    101,500
CIENA Corp.                          7,000   10/98   60.00       40,914     84,000
Chase Manhattan Corp.                18,000  9/98    70.00       85,227    144,000
Cigna Corp.                          3,600   10/98   73.63       16,463      8,775
Cisco Systems, Inc.                  12,000  10/98   80.00       43,139    187,500
Cisco Systems, Inc.                  6,000   7/98    70.00       20,069    134,250
Computer Associates International,
Inc.                                 15,000  8/98    60.00       53,923     28,125
Cracker Barrel Old Country Store,
Inc.                                 14,000  9/98    40.00       25,829        875
Dayton Hudson Corp.                  8,000   7/98    37.50       20,379     90,000
ECI Telecommunications Ltd.          15,800  8/98    30.00       41,000    126,400

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. Outstanding written call options (continued)

                                     SHARES
                                     SUBJECT                             MARKET
                                     TO      EXPIRATION EXERCISE PREMIUM VALUE NOTE
                                     CALL    DATE   PRICE    RECEIVED    1
-----------------------------------------------------------------------------------
Electronic Arts, Inc.                10,000  12/98  $50.00   $   62,340  $  92,500
Electronic Arts, Inc.                11,500  9/98    45.00       38,466    120,750
Federated Department Stores, Inc.    8,000   11/98   55.00       20,259     26,000
First Data Corp.                     12,000  8/98    35.00       36,750      6,750
Fleet Financial Group, Inc.          3,800   10/98   95.00       15,560      5,463
General Motors Corp.                 7,000   12/98   60.00       36,539      7,875
General Nutrition Cos., Inc.         15,000  7/98    40.00       42,674        938
Genzyme Corp. (General Division)     12,000  10/98   35.00       26,639      1,500
Gymboree Corp.                       8,000   7/98    30.00       33,759        500
Hewlett-Packard Co.                  7,000   11/98   85.00       27,789      2,625
Input/Output, Inc.                   15,000  11/98   30.00       28,612      5,625
Intel Corp.                          30,000  10/98   90.00      137,845     41,250
International Game Technology        20,000  10/98   30.00       44,399      7,500
Johnson & Johnson                    9,000   7/98    70.00       32,354     41,625
Lockheed Martin Corp.                3,600   9/98   115.00       18,341      7,200
Lockheed Martin Corp.                3,600   9/98   120.00       26,891      3,150
Manor Care, Inc.                     8,800   7/98    40.00       20,635      2,750
MediaOne Group, Inc.                 14,400  10/98   40.00       27,467     97,200
Merrill Lynch & Co., Inc.            4,800   10/98  105.00       16,055     13,800
Morgan Stanley Dean Witter & Co.     9,000   1/99    90.00       28,979     76,500
Mylan Laboratories, Inc.             11,500  7/98    25.00       28,404     70,438
NationsBank Corp.                    28,000  11/98   90.00       55,158     33,250
Nokia Corp., A Shares, Sponsored
ADR                                  9,800   7/98    42.50       34,377    303,800
Nokia Corp., A Shares, Sponsored
ADR                                  7,300   7/98    45.00       19,136    199,838
Outback Steakhouse, Inc.             6,800   11/98   45.00        7,141      5,950
Petco Animal Supplies, Inc.          4,000   12/98   22.50        9,380      4,500
QUALCOMM, Inc.                       3,800   10/98   65.00       14,136      9,738
Rational Software Corp.              25,000  10/98   20.00       38,311     10,938
SGS-Thomson Microelectronics NV      1,000   10/98   95.00        6,970        750
SGS-Thomson Microelectronics NV      3,000   7/98    75.00       17,534      1,875
Santa Fe International Corp.         9,000   10/98   45.00       25,604      1,125
SkyWest, Inc.                        50,000  10/98   22.50       92,997    375,000
SmithKline Beecham plc, ADR          5,300   8/98    75.00        9,116      1,988
Symantec Corp.                       17,600  10/98   25.00      105,068     68,200
Symantec Corp.                       14,000  10/98   30.00       45,078     28,000
Symantec Corp.                       17,600  7/98    30.00       58,870      5,500
Synopsys, Inc.                       6,200   9/98    45.00       19,188     25,575
Teradyne, Inc.                       3,000   10/98   50.00       24,284        188
Teradyne, Inc.                       5,000   7/98    40.00       34,849        313
Transition Systems, Inc.             3,500   12/98   25.00        8,645      1,531
U S West Communications Group        10,000  7/98    55.00       20,949      1,250
United Healthcare Corp.              4,100   12/98   75.00       17,814      8,200
Western Atlas, Inc.                  3,000   12/98   85.00       32,534     26,625
Xerox Corp.                          6,000   10/98  120.00       18,569     12,000
Xerox Corp.                          8,000   7/98    85.00       33,759    135,000
Xilinx, Inc.                         9,000   12/98   50.00       61,603     11,250
                                                             ----------  ----------
                                                             $2,591,585  $4,159,200
                                                             ----------  ----------
                                                             ----------  ----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,094,938 or 1.79% of the Fund's net assets as of June 30, 1998.

4. Interest or dividend is paid in kind.

5. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

6. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD  -  Australian Dollar                            IEP  -  Irish Punt
CAD  -  Canadian Dollar                              NZD  -  New Zealand Dollar
DKK  -  Danish Krone                                 PLZ  -  Polish Zloty
GBP  -  British Pound Sterling                       ZAR  -  South African Rand

7. When-issued security to be delivered and settled after June 30, 1998.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Represents the current interest rate for a variable rate security.

10. Represents the current interest rate for an increasing rate security.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
COMMON STOCKS - 86.9%
------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.4%
------------------------------------------------------------------------------------------
CHEMICALS - 0.5%
Minerals Technologies, Inc.                                        100,000  $    5,087,500
------------------------------------------------------------------------------------------
GOLD & PLATINUM - 0.6%
Barrick Gold Corp.                                                 200,000       3,837,500
------------------------------------------------------------------------------------------
Newmont Mining Corp.                                               120,500       2,846,812
                                                                            --------------
                                                                                 6,684,312
------------------------------------------------------------------------------------------
METALS - 0.3%
Cia de Minas Buenaventura SA, Sponsored ADR                         46,000         603,750
------------------------------------------------------------------------------------------
De Beers Consolidated Mines Ltd., ADR                              150,400       2,632,000
                                                                            --------------
                                                                                 3,235,750
------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 20.2%
------------------------------------------------------------------------------------------
AUTOS & HOUSING - 4.0%
Brazil Realty SA, GDR(1)                                            60,000       1,322,832
------------------------------------------------------------------------------------------
Brisa-Auto Estradas de Portugal SA                                  70,300       3,006,550
------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                           1,714,678       5,041,758
------------------------------------------------------------------------------------------
Porsche AG, Preference                                               8,800      25,458,568
------------------------------------------------------------------------------------------
Solidere, GDR(1)                                                   110,000       1,364,000
------------------------------------------------------------------------------------------
Volkswagen AG                                                       10,000       9,597,301
                                                                            --------------
                                                                                45,791,009
------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.6%
Callaway Golf Co.                                                  454,200       8,942,062
------------------------------------------------------------------------------------------
Corporacion Interamericana de Entretenimiento SA(2)                140,101         325,851
------------------------------------------------------------------------------------------
Corporacion Interamericana de Entretenimiento SA, Cl. B          1,050,764       2,970,098
------------------------------------------------------------------------------------------
Granada Group plc                                                  830,000      15,251,959
------------------------------------------------------------------------------------------
Hasbro, Inc.                                                       300,000      11,793,750
------------------------------------------------------------------------------------------
International Game Technology                                      494,000      11,979,500
------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                  129,000      11,944,013
------------------------------------------------------------------------------------------
Resorts World Berhad                                               563,000         618,995
                                                                            --------------
                                                                                63,826,228
------------------------------------------------------------------------------------------
MEDIA - 8.9%
Canal Plus                                                         232,000      43,264,296
------------------------------------------------------------------------------------------
Carlton Communications plc                                       2,500,000      22,281,974
------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)(2)                             349,200      13,138,650
------------------------------------------------------------------------------------------
Publicis SA                                                         28,000       4,838,023
------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                      400,000       2,681,697
------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                         427,000       1,129,691
------------------------------------------------------------------------------------------
Television Francaise(1)                                              8,500       1,314,382

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
MEDIA (CONTINUED)

TeleWest Communications plc(2)                                   5,430,000  $   12,766,883
                                                                            --------------
                                                                               101,415,596
------------------------------------------------------------------------------------------
RETAIL: GENERAL - 1.0%
Credit Saison Co. Ltd.                                             290,000       5,746,298
------------------------------------------------------------------------------------------
Sonae Investimentos                                                109,600       5,986,109
                                                                            --------------
                                                                                11,732,407
------------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.7%
Borders Group, Inc.(2)                                             200,000       7,400,000
------------------------------------------------------------------------------------------
Giordano International Ltd.                                      2,100,000         425,498
                                                                            --------------
                                                                                 7,825,498
------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 17.1%
------------------------------------------------------------------------------------------
BEVERAGES - 2.2%
Cadbury Schweppes plc                                            1,200,000      18,559,280
------------------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                                4,700,000       2,907,513
------------------------------------------------------------------------------------------
South African Breweries Ltd.                                       178,900       3,705,556
                                                                            --------------
                                                                                25,172,349
------------------------------------------------------------------------------------------
FOOD - 4.0%
Carrefour Supermarche SA                                            12,000       7,574,882
------------------------------------------------------------------------------------------
Cresud SA, Sponsored ADR(2)                                         95,000       1,543,750
------------------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                           7,080,216       7,575,831
------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The)                       593,300      19,615,981
------------------------------------------------------------------------------------------
Raision Tehtaat Oy                                                 504,000       9,094,349
                                                                            --------------
                                                                                45,404,793
------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 5.8%
Amgen, Inc.(2)                                                     150,000       9,806,250
------------------------------------------------------------------------------------------
BioChem Pharma, Inc.(2)                                            198,900       5,270,850
------------------------------------------------------------------------------------------
Fresenius AG, Preference                                            40,800       7,583,140
------------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(2)                                200,000       5,112,500
------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(2)                                            72,700       2,330,944
------------------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                                  200,000      11,962,500
------------------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.                                        28,200         962,325
------------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(2)                                103,000       1,454,875
------------------------------------------------------------------------------------------
Novartis AG                                                          5,000       8,320,087
------------------------------------------------------------------------------------------
Pfizer, Inc.                                                       120,000      13,042,500
                                                                            --------------
                                                                                65,845,971
------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.6%
Gehe AG                                                                 80           4,293
------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                 879,500      13,632,250
------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(1)                                       800,000      12,655,440

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)

United States Surgical Corp.                                       307,000  $   14,006,875
                                                                            --------------
                                                                                40,298,858
------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.5%
Wella AG, Preference                                                15,000      16,926,651
------------------------------------------------------------------------------------------
ENERGY - 2.1%
------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9%
Coflexip SA, Sponsored ADR                                          70,000       4,278,750
------------------------------------------------------------------------------------------
Global Marine, Inc.(2)                                             100,000       1,868,750
------------------------------------------------------------------------------------------
McDermott International, Inc.                                      200,000       6,887,500
------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                          120,818       5,376,401
------------------------------------------------------------------------------------------
Western Atlas, Inc.(2)                                              40,400       3,428,950
                                                                            --------------
                                                                                21,840,351
------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.2%
British Petroleum Co. plc, ADR                                      26,661       2,352,833
------------------------------------------------------------------------------------------
FINANCIAL - 17.8%
------------------------------------------------------------------------------------------
BANKS - 13.0%
Amalgamated Banks of South Africa Ltd.                             150,000         942,272
------------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                  683,276,747       5,730,369
------------------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa SA                      180,000       5,405,261
------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA, Sponsored ADR                144,450       3,313,322
------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones SA, Cl. E                    64,400       1,980,300
------------------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                       131,700       3,268,971
------------------------------------------------------------------------------------------
Banco Rio de la Plata SA, ADR                                      300,000       3,168,750
------------------------------------------------------------------------------------------
Bank Austria AG                                                     60,000       4,880,223
------------------------------------------------------------------------------------------
Banque Libanaise Pour Le Commercial, GDR(2)                         50,000         702,500
------------------------------------------------------------------------------------------
Barclays plc                                                        97,000       2,794,997
------------------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                          150,000      12,736,475
------------------------------------------------------------------------------------------
Cie Financiere de Paribas(2)                                       135,000      14,414,556
------------------------------------------------------------------------------------------
Credito Italiano SpA                                             2,291,900      11,997,484
------------------------------------------------------------------------------------------
Deutsche Bank AG                                                   150,000      12,682,542
------------------------------------------------------------------------------------------
Grupo Financiero Banamex Accival SA de CV, Cl. B(2)              1,676,700       3,175,754
------------------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The)                       1,048,000         215,546
------------------------------------------------------------------------------------------
Istituto Bancario San Paolo di Torino                              500,000       7,214,986
------------------------------------------------------------------------------------------
National Westminster Bank plc                                      618,070      11,058,681
------------------------------------------------------------------------------------------
Northern Trust Corp.                                                47,600       3,629,500
------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                                600,000      10,269,661
------------------------------------------------------------------------------------------
UBS AG                                                              50,000      18,591,637

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
BANKS (CONTINUED)

Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR
Representing 500 Units of one Preferred Share of Unibanco
and one Preferred Share of Unibanco Holdings SA(3)                 336,300  $    9,920,850
                                                                            --------------
                                                                               148,094,637
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.8%
American Express Co.                                                49,000       5,586,000
------------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                              160,000      12,300,000
------------------------------------------------------------------------------------------
Fannie Mae                                                         150,000       9,112,500
------------------------------------------------------------------------------------------
First NIS Regional Fund(1)                                         193,700       1,815,937
------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.(2)                           22,290       1,574,371
------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd., GDR(1)         212,500       2,172,812
------------------------------------------------------------------------------------------
Ladbroke Group plc(2)                                            2,000,000      11,030,515
                                                                            --------------
                                                                                43,592,135
------------------------------------------------------------------------------------------
INSURANCE - 1.0%
American International Group, Inc.                                  23,700       3,460,200
------------------------------------------------------------------------------------------
Chubb Corp.                                                        100,000       8,037,500
                                                                            --------------
                                                                                11,497,700
------------------------------------------------------------------------------------------
INDUSTRIAL - 4.3%
------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.4%
Adecco SA                                                           10,000       4,509,461
------------------------------------------------------------------------------------------
Grupo Elektra SA de CV                                             491,700         483,709
------------------------------------------------------------------------------------------
IHC Caland NV                                                       22,200       1,249,569
------------------------------------------------------------------------------------------
Rentokil Initial plc                                             2,950,000      21,226,030
------------------------------------------------------------------------------------------
UNOVA, Inc.                                                         49,300       1,059,950
------------------------------------------------------------------------------------------
WPP Group plc                                                    1,500,000       9,867,434
                                                                            --------------
                                                                                38,396,153
------------------------------------------------------------------------------------------
MANUFACTURING - 0.7%
Powerscreen International plc                                      959,403       1,479,820
------------------------------------------------------------------------------------------
Societe BIC SA                                                      85,932       6,097,988
                                                                            --------------
                                                                                 7,577,808
------------------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
Guangshen Railway Co. Ltd., Sponsored ADR                          246,700       1,680,644
------------------------------------------------------------------------------------------
TECHNOLOGY - 19.5%
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Rolls-Royce plc                                                  2,366,138       9,765,202
------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.0%
International Business Machines Corp.                              100,000      11,481,250
------------------------------------------------------------------------------------------
Sun Microsystems, Inc.(2)                                          250,000      10,859,375
                                                                            --------------
                                                                                22,340,625
------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.9%
Cap Gemini SA                                                      150,000      23,516,792

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)

Computer Associates International, Inc.                             91,700  $    5,095,081
------------------------------------------------------------------------------------------
First Data Corp.                                                    87,000       2,898,188
------------------------------------------------------------------------------------------
Microsoft Corp.(2)                                                  66,000       7,152,750
------------------------------------------------------------------------------------------
Misys plc                                                          100,000       5,684,509
                                                                            --------------
                                                                                44,347,320
------------------------------------------------------------------------------------------
ELECTRONICS - 3.6%
Advanced Micro Devices, Inc.(2)                                    500,000       8,531,250
------------------------------------------------------------------------------------------
National Semiconductor Corp.(2)                                  1,000,000      13,187,500
------------------------------------------------------------------------------------------
Royal Philips Electronics NV                                       100,000       8,406,162
------------------------------------------------------------------------------------------
Sony Corp.                                                         100,000       8,610,440
------------------------------------------------------------------------------------------
STMicroelectronics NV(2)                                            34,000       2,375,750
                                                                            --------------
                                                                                41,111,102
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 9.1%
Alcatel Alsthom SA                                                 150,000      30,472,811
------------------------------------------------------------------------------------------
Cable & Wireless Communications plc(2)                             380,000       3,843,088
------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                 61,650       5,675,653
------------------------------------------------------------------------------------------
Energis plc(2)                                                     265,600       4,041,354
------------------------------------------------------------------------------------------
General Instrument Corp.(2)                                        600,000      16,312,500
------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B                             300,000       9,761,820
------------------------------------------------------------------------------------------
Pairgain Technologies, Inc.(2)                                     130,200       2,270,363
------------------------------------------------------------------------------------------
QUALCOMM, Inc.(2)                                                  180,000      10,113,750
------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                           434,200      11,017,825
------------------------------------------------------------------------------------------
SK Telecommunications Co. Ltd.                                       8,710       4,063,184
------------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                        1,000,000       6,115,158
                                                                            --------------
                                                                               103,687,506
------------------------------------------------------------------------------------------
UTILITIES - 4.5%
------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 4.5%
CPT Telefonica del Peru SA, Cl. B                                2,720,031       5,450,193
------------------------------------------------------------------------------------------
Hellenic Tellecommunication Organization SA                        388,888       9,968,863
------------------------------------------------------------------------------------------
Portugal Telecom SA                                                200,000      10,599,824
------------------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA, Preference                    21,008,000       5,013,119
------------------------------------------------------------------------------------------
Telesp Celular SA, Cl. B(2)                                     21,008,000       1,761,857
------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)                                  250,000       2,675,000
------------------------------------------------------------------------------------------
WorldCom, Inc.(2)                                                  326,200      15,800,313
                                                                            --------------
                                                                                51,269,169
                                                                            --------------
Total Common Stocks (Cost $838,848,833)                                        986,800,107

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
------------------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG, Non-Vtg.
Preferred Stock (Cost $1,603,264)                                   13,257  $    6,489,902

                                                              UNITS
------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.1%
------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99                     6,250              --
------------------------------------------------------------------------------------------
Bank Austria AG Rts., Exp. 7/98                                     60,000              --
------------------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The) Rts., Exp. 12/99        528,500              --
------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B Rts., Exp. 7/98             300,000       1,410,668
------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                              415,500           1,292
------------------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA, Non-Vtg. Rts., Exp. 7/98         987,329          15,792
------------------------------------------------------------------------------------------
TeleWest Communications plc Rts., Exp. 7/98                        994,225              --
                                                                            --------------
Total Rights, Warrants and Certificates (Cost $0)                                1,427,752

                                                              PRINCIPAL
                                                              AMOUNT
------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.4%
------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 13.95%, 11/15/18 (Cost
$21,462,424)(4)                                               $ 86,770,000      27,178,967
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 11.1%
------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Barney Holdings, Inc.,
5.90%, dated 6/30/98, to be repurchased at $125,920,634 on
7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19, with a value of $129,247,516
(Cost $125,900,000)                                            125,900,000     125,900,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $987,814,520)                      101.1%  1,147,796,728
------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                 (1.1)    (11,983,559)
                                                              ------------  --------------
NET ASSETS                                                           100.0% $1,135,813,169
                                                              ------------  --------------
                                                              ------------  --------------

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,469,671 or 2.86% of the Fund's net assets as of June 30, 1998.

2. Non-income producing security.

3. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                   MARKET VALUE      PERCENT
---------------------------------------------------------------------
United States                             $   461,259,330        40.1%
---------------------------------------------------------------------
Great Britain                                 163,967,060        14.3
---------------------------------------------------------------------
France                                        138,148,231        12.0
---------------------------------------------------------------------
Germany                                        91,478,872         8.0
---------------------------------------------------------------------
Italy                                          38,959,879         3.4
---------------------------------------------------------------------
Switzerland                                    31,421,186         2.7
---------------------------------------------------------------------
Portugal                                       28,266,715         2.5
---------------------------------------------------------------------
Brazil                                         26,672,332         2.3
---------------------------------------------------------------------
Japan                                          26,300,750         2.3
---------------------------------------------------------------------
Sweden                                         21,442,149         1.9
---------------------------------------------------------------------
Mexico                                         20,094,062         1.8
---------------------------------------------------------------------
Argentina                                      13,067,580         1.1
---------------------------------------------------------------------
Singapore                                      10,257,528         0.9
---------------------------------------------------------------------
Greece                                          9,968,863         0.9
---------------------------------------------------------------------
The Netherlands                                 9,655,731         0.8
---------------------------------------------------------------------
Canada                                          9,108,350         0.8
---------------------------------------------------------------------
Finland                                         9,094,349         0.8
---------------------------------------------------------------------
South Africa                                    7,279,828         0.6
---------------------------------------------------------------------
India                                           6,422,183         0.6
---------------------------------------------------------------------
Peru                                            6,053,943         0.5
---------------------------------------------------------------------
Austria                                         4,880,223         0.4
---------------------------------------------------------------------
Korea, Republic of (South)                      4,063,184         0.4
---------------------------------------------------------------------
Lebanon                                         2,066,500         0.2
---------------------------------------------------------------------
Panama                                          1,980,300         0.2
---------------------------------------------------------------------
Russia                                          1,815,938         0.2
---------------------------------------------------------------------
China                                           1,680,644         0.1
---------------------------------------------------------------------
Hong Kong                                       1,555,189         0.1
---------------------------------------------------------------------
Malaysia                                          618,995         0.1
---------------------------------------------------------------------
Thailand                                          215,546         0.0
---------------------------------------------------------------------
Indonesia                                           1,291         0.0
                                          ---------------   ---------
Total                                     $ 1,147,796,728       100.0%
                                          ---------------   ---------
                                          ---------------   ---------

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 22.5%
-------------------------------------------------------------------
GOVERNMENT AGENCY - 17.6%
-------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 7.2%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                          $      1,500,000  $ 1,600,533
Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. B,
10.017%, 7/1/26(2)                         10,891,671    2,465,943
-------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 7/25/12(3)                           4,500,000    4,525,335
7%, 7/1/12(3)                               7,140,000    7,269,448
7.50%, 8/1/25                                 784,938      805,402
Interest-Only Stripped Mtg.-Backed
Security, Trust 276, Cl. 2,
13.517%, 10/1/24(2)                         3,559,530      936,045
Principal-Only Stripped Mtg.-Backed
Security, Trust 277-C1, 3.279%,
4/1/27(4)                                   1,028,950      876,537
                                                       ------------
                                                        18,479,243
-------------------------------------------------------------------
GNMA/GUARANTEED - 10.4%
Government National Mortgage Assn.:
7%, 11/20/25-3/15/28                        8,424,716    8,565,220
7%, 7/1/28(3)                              10,090,000   10,250,835
7.50%, 2/15/27                              3,980,506    4,092,877
8%, 11/15/25-5/15/26                        3,656,086    3,789,132
                                                       ------------
                                                        26,698,064
-------------------------------------------------------------------
PRIVATE - 4.9%
-------------------------------------------------------------------
COMMERCIAL - 3.5%
Amresco Commercial Mortgage Funding
I Corp., Multiclass Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. G, 7%, 6/17/29(5)                100,000       93,250
-------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-D4, Cl. B1, 7.525%,
4/14/29(6)                                    375,000      362,988
Series 1997-D5, Cl. B1, 6.93%,
2/14/41                                       300,000      274,125
Series 1997-D5, Cl. B2, 6.93%,
2/14/41                                     1,250,000    1,114,453
-------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized
Mtg. Obligations, Series 1996-C1,
Cl. A2,
7.56%, 8/30/05(7)                             100,000      101,031
-------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates,
Series 1997-C2, Cl. F, 7.46%,
5/17/14                                       150,000      144,000
-------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates,
Series 1994-C1, Cl. 2-G, 8.70%,
9/25/25(5)                                    153,594      157,818
-------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations,
Series 1997-C1, Cl. G, 7.414%,
11/15/11                                      440,000      418,275
Collateralized Mtg. Obligations,
Series 1997-C2, Cl. F, 6.75%,
4/16/29                                       250,000      216,094
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, Cl. X,
8.452%, 7/15/27(2)                          4,228,953      408,358
-------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates,
Series 1995-C2, Cl. D, 8.26%,
6/15/21(6)                                    336,523      346,699

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F, 7.438%,
2/15/28(5)(6)                        $        162,744  $   137,722
Series 1997-HF1, Cl. F, 6.86%,
2/15/10(5)                                    150,000      140,109
Series 1997-RR, Cl. D, 7.671%,
4/30/39(5)                                    450,000      439,453
Series 1997-RR, Cl. E, 7.74%,
4/30/39(5)(6)                                 300,000      285,562
Series 1997-RR, Cl. F, 7.739%,
4/30/39(5)                                    600,000      501,562
Series 1997-XL1, Cl. G, 7.695%,
10/3/30(5)(6)                                 390,000      387,380
-------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates,
Series-DMC, Cl. C, 8.921%,
8/12/11(5)                                    200,000      216,313
-------------------------------------------------------------------
Nykredit AS:
8% Cv. Bonds, 10/1/26(DKK)                  6,900,000    1,027,222
Mtg.-Backed Security, Series ANN,
6%, 10/1/26(DKK)                            3,214,000      465,952
-------------------------------------------------------------------
Realkredit Danmark, Mtg.-Backed
Security, 6%, 10/1/26(DKK)                  3,217,000      467,322
-------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1992-CHF, Cl. D, 8.25%,
12/25/20                                      106,964      106,868
Series 1993-C1, Cl. D, 9.45%,
5/25/24                                        91,000       91,067
Series 1994-C2, Cl. E, 8%, 4/25/25          1,011,945    1,020,895
-------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl.
F, 7.30%, 4/12/12(5)                          200,000      194,625
Multiclass Pass-Through
Certificates, Series 1995-C4, Cl.
E, 8.74%, 6/25/26(5)(6)                        46,290       47,679
                                                       ------------
                                                         9,166,822
-------------------------------------------------------------------
MULTI-FAMILY - 0.7%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl.
F, 7.452%, 5/20/07(5)                          63,720       61,808
Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl.
G, 7.15%, 6/15/06(7)                          800,000      761,500
-------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-CL, Cl.
F, 9.209%, 1/20/28(6)                       1,000,000      880,625
                                                       ------------
                                                         1,703,933
-------------------------------------------------------------------
RESIDENTIAL - 0.7%
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%,
6/20/13(5)                                    100,000       98,850
Series 1997-C1, Cl. G, 7.50%,
6/20/14(5)                                    100,000       94,500
Series 1997-C1, Cl. H, 7.50%,
8/20/14(5)                                     60,000       48,900
Series 1997-C2, Cl. H, 7.46%,
1/17/35                                       100,000       82,250
-------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates
Series 1997-CHL1:
6.929%, 2/25/11(5)(6)                         600,000      528,600
8.129%, 5/25/08(5)(6)                         350,000      360,045
-------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-B, Cl.
1, 7.132%, 4/25/26                            390,233      290,846
-------------------------------------------------------------------
Salomon, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1998-A1,
5%, 12/25/20(5)                               447,887      429,972
                                                       ------------
                                                         1,933,963
                                                       ------------
Total Mortgage-Backed Obligations
(Cost $57,992,165)                                      57,982,025

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.0%
-------------------------------------------------------------------
TREASURY - 27.0%
U.S. Treasury Bonds:
10.75%, 8/15/05                      $      2,750,000  $ 3,578,440
11.875%, 11/15/03                           7,200,000    9,281,253
5.50%, 1/31/03                              1,000,000      999,376
6%, 2/15/26(8)                              1,730,000    1,800,283
6.125%, 11/15/27(9)                         2,390,000    2,561,784
6.50%, 11/15/26                             6,340,000    7,043,347
8%, 11/15/21                                  800,000    1,031,501
8.125%, 8/15/19                               500,000      645,469
9.375%, 2/15/06                             3,205,000    3,960,181
-------------------------------------------------------------------
U.S. Treasury Nts.:
10.75%, 5/15/03                             2,700,000    3,290,628
6.25%, 10/31/01                             4,315,000    4,405,347
6.25%, 2/15/03(10)                          2,100,000    2,161,690
6.50%, 10/15/06                            19,810,000   21,048,145
6.50%, 5/15/05                              4,810,000    5,079,062
6.50%, 8/15/05                              2,450,000    2,587,048
                                                       ------------
Total U.S. Government Obligations
(Cost $68,347,853)                                      69,473,554
-------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
14.8%
-------------------------------------------------------------------
ARGENTINA - 2.4%
Argentina (Republic of) Bonds:
5%, 12/20/02(JPY)                          60,000,000      435,047
Bonos de Consolidacion de Deudas,
Series I, 3.108%, 4/1/07(6)(ARP)            1,240,405      871,354
Bonos de Consolidacion de Deudas,
Series I, 5.667%, 4/1/01(6)                   122,385      116,483
Series L, 6.625%, 3/31/05(6)                  646,000      572,679
-------------------------------------------------------------------
Argentina (Republic of) Global
Bonds, Unsec Nts., Series BGL5,
11.375%, 1/30/17                              990,000    1,056,330
-------------------------------------------------------------------
Argentina (Republic of) Nts.,
Series REGS, 11.75%, 2/12/07(ARP)             390,000      363,719
-------------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.75%, 3/31/23(11)                            770,000      573,169
-------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec.
Unsub. Bonds, 11%, 10/9/06                     50,000       52,750
-------------------------------------------------------------------
Argentina (Republic of) Unsec.
Unsub. Medium-Term Nts.:
5.50%, 3/27/01(JPY)                       170,000,000    1,275,321
8.75%, 7/10/02(ARP)                           660,000      569,318
-------------------------------------------------------------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06(9)                            400,000      405,000
                                                       ------------
                                                         6,291,170
-------------------------------------------------------------------
BRAZIL - 1.2%
Brazil (Federal Republic of) Bonds,
Series RG, 6.688%, 4/15/12(6)               1,000,000      699,370
-------------------------------------------------------------------
Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14           2,419,037    1,787,064
-------------------------------------------------------------------
Brazil (Federal Republic of)
Eligible Interest Bonds, 6.625%,
4/15/06(6)                                    679,000      560,175
                                                       ------------
                                                         3,046,609

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
BULGARIA - 0.2%
Bulgaria (Republic of) Front-Loaded
Interest Reduction Bearer Bonds,
Tranche A, 2.263%, 7/28/12(11)       $        510,000  $   314,288
-------------------------------------------------------------------
Bulgaria (Republic of) Interest
Arrears Bonds, 6.563%, 7/28/11(6)             160,000      114,500
                                                       ------------
                                                           428,788
-------------------------------------------------------------------
CANADA - 0.6%
Canada (Government of) Bonds:
9.75%, 6/1/01(CAD)                          1,155,000      879,731
Series A-33, 11.50%, 9/1/00(CAD)              760,000      582,411
                                                       ------------
                                                         1,462,142
-------------------------------------------------------------------
ECUADOR - 0.1%
Ecuador (Republic of) Disc. Bonds,
6.625%, 2/28/25(6)                             50,000       34,875
-------------------------------------------------------------------
Ecuador (Republic of) Past Due
Interest Bonds, 6.625%, 2/27/15(6)            344,927      193,159
                                                       ------------
                                                           228,034
-------------------------------------------------------------------
GERMANY - 2.1%
Germany (Republic of) Bonds:
Series 97, 6%, 7/4/07(DEM)                  2,535,000    1,526,076
Series 98, 5.25%, 1/4/08(DEM)               2,490,000    1,425,710
-------------------------------------------------------------------
Germany (Republic of) Nts., Series
98, 4%, 3/17/00(DEM)                        4,390,000    2,429,337
                                                       ------------
                                                         5,381,123
-------------------------------------------------------------------
GREAT BRITAIN - 1.2%
United Kingdom Treasury Bonds:
8.50%, 12/7/05(GBP)                         1,550,000    2,956,166
9%, 8/6/12(GBP)                                40,000       86,898
                                                       ------------
                                                         3,043,064
-------------------------------------------------------------------
GREECE - 0.1%
Hellenic Republic Government Bonds,
8.90%, 4/1/03(GRD)                         75,600,000      247,896
-------------------------------------------------------------------
HUNGARY - 0.1%
Hungary (Government of) Bonds,
Series 99-G, 16.50%, 7/24/99(HUF)          44,000,000      200,914
-------------------------------------------------------------------
INDONESIA - 0.1%
PT Bank Negara Indonesia Sr. Nts.,
7.625%, 2/15/07                               497,000      294,473
-------------------------------------------------------------------
ITALY - 1.0%
Italy (Republic of) Treasury Bonds,
Buoni del Tesoro Poliennali:
10.50%, 4/1/05(ITL)                       175,000,000      129,767
8.50%, 1/1/04(ITL)                      2,180,000,000    1,444,462
9%, 10/1/03(ITL)                        1,360,000,000      914,063
                                                       ------------
                                                         2,488,292
-------------------------------------------------------------------
IVORY COAST - 0.1%
Ivory Coast (Government of) Past
Due Interest Bonds, 2%,
3/29/18(7)(11)                                587,000      218,658
-------------------------------------------------------------------
JORDAN - 0.0%
Hashemite (Kingdom of Jordan)
Bonds, Series DEF, 5%, 12/23/23(11)           210,000      148,313
-------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH) - 0.2%
Korea (Republic of) Nts., 8.281%,
4/8/00(5)(6)                                  580,000      547,520

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEXICO - 1.2%
United Mexican States Bonds:
10.375%, 1/29/03(DEM)                         725,000  $   448,663
16.50%, 9/1/08(5)(GBP)                         20,000       50,692
8.125%, 9/10/04(11)(DEM)                      750,000      446,243
-------------------------------------------------------------------
United Mexican States
Collateralized Fixed Rate Par
Bonds:
Series B, 6.25%, 12/31/19                     600,000      498,375
Series W-A, 6.25%, 12/31/19                   250,000      207,656
Series W-B, 6.25%, 12/31/19                 1,600,000    1,329,000
-------------------------------------------------------------------
United Mexican States Petroleos
Mexicanos Gtd. Unsec. Unsub. Nts.,
7.875%, 3/2/99(CAD)                           200,000      136,854
                                                       ------------
                                                         3,117,483
-------------------------------------------------------------------
NEW ZEALAND - 0.3%
New Zealand (Government of) Bonds:
8%, 2/15/01(NZD)                              500,000      264,731
8%, 4/15/04(NZD)                            1,115,000      613,782
                                                       ------------
                                                           878,513
-------------------------------------------------------------------
NORWAY - 0.4%
Norway (Government of) Bonds,
9.50%, 10/31/02(NOK)                        7,810,000    1,170,145
-------------------------------------------------------------------
PANAMA - 0.1%
Panama (Government of) Past Due
Interest Debs., 6.563%, 7/17/16(6)            229,123      175,852
-------------------------------------------------------------------
PERU - 0.5%
Peru (Republic of) Sr. Nts., Zero
Coupon, 4.534%, 2/28/16(12)                 3,378,514    1,418,976
-------------------------------------------------------------------
POLAND - 0.8%
Poland (Republic of) Bonds:
14%, 2/12/00(PLZ)                           2,160,000      571,959
16%, 2/12/99(PLZ)                             450,000      124,675
Series 0600, 14%, 6/12/00(PLZ)              1,000,000      263,835
Series 5 yr., 12%, 2/12/02(PLZ)             1,300,000      319,965
-------------------------------------------------------------------
Poland (Republic of) Past Due
Interest Bonds, 4%, 10/27/14(11)              765,000      690,891
                                                       ------------
                                                         1,971,325
-------------------------------------------------------------------
RUSSIA - 0.6%
City of St. Petersburg Sr. Unsub.
Nts., 9.50%, 6/18/02(7)                       180,000      139,950
-------------------------------------------------------------------
Ministry of Finance (Russian
Government) Unsec. Unsub. Bonds,
10%, 6/26/07(7)                               320,000      241,600
-------------------------------------------------------------------
Russia (Government of) Bonds:
18.29%, 4/28/99(RUR)                          860,000      124,233
29.80%, 7/14/99(RUR)                        1,500,000      198,313
Series 2, 29.80%, 7/14/99(RUR)                745,000       98,495
Series 3, 18.29%, 4/28/99(RUR)                790,000      114,121
-------------------------------------------------------------------
Russia (Government of) Debs.,
Series 19 yr., 6.625%, 12/15/15(6)            282,788      157,213
-------------------------------------------------------------------
Russia (Government of) Federal Loan
Bonds, Series 5022, 15%,
2/23/00(RUR)                                5,417,000      466,435
                                                       ------------
                                                         1,540,360
-------------------------------------------------------------------
SOUTH AFRICA - 0.3%
South Africa (Republic of) Bonds,
Series 153, 13%, 8/31/10(ZAR)               4,600,000      689,364
-------------------------------------------------------------------
SWEDEN - 0.1%
Sweden (Kingdom of) Bonds, Series
1037, 8%, 8/15/07(SEK)                      1,600,000      245,039

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
TURKEY - 0.5%
Turkey (Republic of) Treasury
Bills, Zero Coupon:
85.002%, 1/27/99(12)(TRL)             220,300,000,000  $   574,868
88.982%, 9/30/98(12)(TRL)             250,000,000,000      806,287
                                                       ------------
                                                         1,381,155
-------------------------------------------------------------------
VENEZUELA - 0.6%
Venezuela (Republic of) Bonds,
9.25%, 9/15/27                                990,000      772,200
-------------------------------------------------------------------
Venezuela (Republic of) Disc.
Bonds, Series DL, 6.625%,
12/18/07(6)                                   678,570      556,428
-------------------------------------------------------------------
Venezuela (Republic of) New Money
Bonds, Series A, 6.75%, 12/18/05(6)           220,589      181,435
                                                       ------------
                                                         1,510,063
-------------------------------------------------------------------
VIETNAM - 0.0%
Vietnam (Government of) Bonds, 3%,
3/12/28(6)                                     54,000       19,238
                                                       ------------
Total Foreign Government
Obligations (Cost $39,942,771)                          38,144,509
-------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.2%
-------------------------------------------------------------------
Jamaica (Government of) 1990
Refinancing Agreement Nts., Tranche
A, 6.50%, 10/16/00(5)(6)                       31,250       30,000
-------------------------------------------------------------------
Morocco (Kingdom of) Loan
Participation Agreement, Tranche A,
6.563%, 1/1/09(5)(6)                          740,000      632,700
                                                       ------------
Total Loan Participations (Cost
$682,009)                                                  662,700
-------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 33.0%
-------------------------------------------------------------------
AEROSPACE - 1.1%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                              450,000      481,500
-------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04                                        150,000      158,625
-------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                       125,000      133,125
12.25% Pass-Through Certificates,
12/1/02                                       350,000      386,750
9.25% Sr. Nts., 4/15/08(7)                    300,000      300,000
-------------------------------------------------------------------
Constellation Finance LLC, 9.80%
Airline Receivable Asset-Backed
Nts.,
Series 1997-1, 1/1/01(5)                      175,000      177,625
-------------------------------------------------------------------
Greater Toronto Airport, 5.40%
Debs., 12/3/02(CAD)                           240,000      162,345
-------------------------------------------------------------------
Pegasus Aircraft Lease
Securitization Trust, 11.76% Sr.
Nts., Cl. B, 6/15/04(5)                        93,438       96,475
-------------------------------------------------------------------
SC International Services, Inc.,
9.25% Sr. Sub. Nts., Series B,
9/1/07                                        325,000      338,000
-------------------------------------------------------------------
Trans World Airlines, Inc., 11.50%
Sr. Sec. Nts., 12/15/04                       580,000      611,900
                                                       ------------
                                                         2,846,345
-------------------------------------------------------------------
CHEMICALS - 0.8%
ClimaChem, Inc., 10.75% Gtd. Sr.
Unsec. Nts., Series B, 12/1/07                150,000      157,125
-------------------------------------------------------------------
Harris Chemical North America,
Inc., 10.75% Gtd. Sr. Sub. Nts.,
10/15/03                                      100,000      105,625
-------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07            50,000       51,250
-------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07                  150,000      147,000
-------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
Sec. Nts., 10/15/03                           140,000      154,875
-------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25%
Gtd. Nts., 10/15/07                           175,000      171,937
-------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
9.25% Sr. Nts., 6/15/07                       200,000      199,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
CHEMICALS (CONTINUED)

Polytama International Finance BV,
11.25% Gtd. Sec. Nts., 6/15/07       $        150,000  $    63,562
-------------------------------------------------------------------
Sovereign Specialty Chemicals,
Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                              425,000      435,625
-------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                   50,000       49,750
11.75% Sr. Unsec. Sub. Nts.,
8/15/06                                       475,000      477,375
                                                       ------------
                                                         2,013,124
-------------------------------------------------------------------
CONSUMER DURABLES - 0.3%
Holmes Products Corp., 9.875% Gtd.
Sr. Unsec. Sub. Nts., Series B,
11/15/07                                      200,000      207,000
-------------------------------------------------------------------
Icon Health & Fitness, Inc., 13%
Sr. Sub. Nts., Series B, 7/15/02              300,000      312,000
-------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub.
Disc. Nts., Series B, 11/15/04(13)            135,000      101,925
-------------------------------------------------------------------
TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05(5)                        100,000      117,346
                                                       ------------
                                                           738,271
-------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.7%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs.,
7/1/09(7)(13)                                 150,000       79,500
10.50% Sr. Nts., 7/1/08(7)                    100,000      101,000
-------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05                 200,000      203,000
-------------------------------------------------------------------
Chattem, Inc., 8.875% Sr. Sub.
Nts., 4/1/08(7)                               100,000      100,000
-------------------------------------------------------------------
Galey & Lord, Inc., 9.125% Sr.
Unsec. Sub. Nts., 3/1/08                      400,000      388,000
-------------------------------------------------------------------
Indorayon International Finance Co.
BV, 10% Gtd. Unsec. Unsub. Nts.,
3/29/01(5)                                    100,000       60,000
-------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50%
Sr. Sub. Nts., 5/1/08(7)                      200,000      200,750
-------------------------------------------------------------------
Revlon Consumer Products Corp.,
8.625% Sr. Unsec. Sub. Nts., 2/1/08           100,000      100,625
-------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts., 10.085%,
3/15/01(12)                                   375,000      292,500
-------------------------------------------------------------------
Styling Technology Corp., 10.875%
Sr. Sub. Nts., 7/1/08(7)                      100,000      102,000
-------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                  135,000      144,450
-------------------------------------------------------------------
Williams (J. B.) Holdings, Inc.,
12% Sr. Nts., 3/1/04(5)                       100,000      102,500
                                                       ------------
                                                         1,874,325
-------------------------------------------------------------------
ENERGY - 2.5%
Belden & Blake Corp., 9.875% Sr.
Sub. Nts., 6/15/07                            100,000       98,250
-------------------------------------------------------------------
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06               100,000       98,750
9.625% Sr. Nts., 5/1/05(7)                    250,000      251,875
-------------------------------------------------------------------
Clark Refinancing & Marketing,
Inc., 8.875% Sr. Sub. Nts.,
11/15/07                                      245,000      245,612
-------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts.,
Series B, 12/1/05                             125,000      136,562
-------------------------------------------------------------------
Dailey International, Inc., 9.50%
Sr. Unsec. Nts., Series B, 2/15/08            400,000      392,000
-------------------------------------------------------------------
Denbury Management, Inc., 9% Sr.
Sub. Nts., 3/1/08                             400,000      384,000
-------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr.
Nts., 7/1/07                                   75,000       72,750
-------------------------------------------------------------------
Empresa Electric Del Norte, 10.50%
Sr. Debs., 6/15/05(5)                         100,000      102,500
-------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B,
2/15/07                                        90,000       85,950
9.50% Sr. Sub. Nts., 11/1/06                  400,000      403,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
ENERGY (CONTINUED)

Gothic Energy Corp., Units (each
unit consists of $1,000 principal
amount of 0%/14.125% sr. disc.
nts., 5/1/06 and 7.933 warrants to
purchase 7.933 shares of common
stock)(7)(13)(14)                    $        275,000  $   160,875
-------------------------------------------------------------------
Gothic Production Corp., 11.125%
Sr. Sec. Nts., 5/1/05(7)                      200,000      192,500
-------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr.
Nts., 2/15/08                                 600,000      598,500
-------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr.
Sub. Bonds, 7/15/06                           215,000      232,200
-------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Gtd.
Sr. Sec. Nts., 6/1/08(7)                      250,000      238,750
-------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr.
Sub. Nts., 5/15/08(7)                         300,000      309,750
-------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
9.375% Sub. Debs., 2/1/06                     425,000      384,625
-------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., 5/15/07                                 370,000      377,400
-------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                                 600,000      606,000
-------------------------------------------------------------------
Statia Terminals
International/Statia Terminals
(Canada), Inc., 11.75% First Mtg.
Nts.,
Series B, 11/15/03                            175,000      184,625
-------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07                                 355,000      359,437
-------------------------------------------------------------------
Universal Compression Holdings,
Inc.:
0%/11.375% Sr. Disc. Nts.,
2/15/09(7)(13)                                400,000      238,000
0%/9.875% Sr. Disc. Nts.,
2/15/08(7)(13)                                500,000      317,500
                                                       ------------
                                                         6,471,411
-------------------------------------------------------------------
FINANCIAL - 3.8%
AMRESCO, Inc.:
10% Sr. Sub. Nts., Series 97-A,
3/15/04                                       100,000      103,250
9.875% Sr. Sub. Nts., Series 98-A,
3/15/05                                       300,000      307,125
-------------------------------------------------------------------
Bakrie Investindo, Zero Coupon
Promissory Nts.,
7/10/98(5)(15)(IDR)                     1,000,000,000       16,892
-------------------------------------------------------------------
Banco del Atlantico SA, 7.875%
Eurobonds, 11/5/98(5)                         370,000      370,925
-------------------------------------------------------------------
Banco Nacional de Mexico SA, 11%
Sub. Exchangeable
Capital Debs., 7/15/03(5)                     130,000      134,225
-------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                         7,000        8,015
-------------------------------------------------------------------
Bayerische Vereinsbank AG, 5% Sec.
Nts., Series 661, 7/28/04(DEM)              4,055,000    2,279,620
-------------------------------------------------------------------
CB Richard Ellis Services, Inc.,
8.875% Sr. Unsec. Sub. Nts., 6/1/06           250,000      249,375
-------------------------------------------------------------------
Deutsche Pfandbrief & Hypobank,
4.75% Sec. Nts., Series 452,
3/20/03(DEM)                                2,800,000    1,563,093
-------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr.
Nts., Series B, 9/15/04                        80,000       58,800
-------------------------------------------------------------------
First Nationwide Holdings, Inc.,
10.625% Sr. Sub. Nts., 10/1/03                120,000      133,200
-------------------------------------------------------------------
Ford Motor Credit Co., 5.25% Bonds,
6/16/08(DEM)                                1,350,000      745,364
-------------------------------------------------------------------
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478,
5/2/03(DEM)                                   575,000      317,589
5.25% Sec. Nts., Series 502,
1/22/08(DEM)                                  890,000      501,763
5.50% Sec. Nts., Series 459,
2/20/07(DEM)                                  830,000      477,119
-------------------------------------------------------------------
Industrial Bank of Japan Preferred
Capital Co. (The) LLC,
8.79% Bonds, 12/29/49(6)(7)                   400,000      366,198
-------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau, 5%
Bonds, 1/4/09(DEM)                            650,000      361,576
-------------------------------------------------------------------
Local Financial Corp., 11% Sr.
Nts., 9/8/04(7)                               150,000      164,250
-------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd.
Bonds, 8/1/27                                 150,000      164,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
FINANCIAL (CONTINUED)

Ocwen Financial Corp., 11.875%
Nts., 10/1/03                        $        150,000  $   170,250
-------------------------------------------------------------------
Ongko International Finance Co. BV,
10.50% Gtd. Nts., 3/29/04(7)(16)               90,000       13,387
-------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2,
7/15/98(5)(15)(IDR)                       164,300,000        2,220
Zero Coupon Promissory Nts.,
7/14/98(5)(15)                                100,000       35,000
-------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts., Series
B, 4/1/08                                     350,000      347,375
-------------------------------------------------------------------
SBS Agro Finance BV Bonds, 10.25%,
7/21/00                                       339,000      259,335
-------------------------------------------------------------------
Southern Pacific Funding Corp.,
11.50% Sr. Nts., 11/1/04                      250,000      248,750
-------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd.
Debs., 1/1/28(5)                              100,000      105,250
-------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr.
Nts., 12/15/03                                129,000      135,772
-------------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., 1/1/04                         60,000       65,250
                                                       ------------
                                                         9,705,218
-------------------------------------------------------------------
FOOD & DRUG - 0.8%
Ameriking, Inc., 10.75% Sr. Nts.,
12/1/06                                       125,000      134,375
-------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts.,
8/15/03                                       100,000      104,750
-------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B,
12/1/04                                        50,000       52,250
10.625% Sr. Sub. Nts., Series B,
7/31/07                                       850,000      890,375
-------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75%
Jr. Sub. Deferred Coupon Nts.,
11/1/03(13)                                   200,000      169,000
-------------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., Series B,
7/1/07                                        350,000      371,000
-------------------------------------------------------------------
Shoppers Food Warehouse Corp.,
9.75% Sr. Nts., 6/15/04                       155,000      172,050
-------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9%
Sr. Unsec. Sub. Nts., 7/1/04                  125,000      128,125
                                                       ------------
                                                         2,021,925
-------------------------------------------------------------------
FOOD/TOBACCO - 0.6%
Aurora Foods, Inc., 8.75% Sr. Sub.
Nts., 7/1/08(7)                               150,000      151,687
-------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr.
Disc. Nts., 12/15/07(7)(13)                   100,000       65,500
-------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr.
Sub. Nts., 1/15/08(7)                          50,000       49,000
-------------------------------------------------------------------
Favorite Brands International,
Inc., 10.75% Sr. Nts., 5/15/06(7)             150,000      152,250
-------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr.
Unsec. Nts., 2/1/05(7)                        100,000      102,000
-------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub.
Nts., 3/15/10(7)                              250,000      258,125
-------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr.
Sub. Nts., 2/15/08(7)                         400,000      406,000
-------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sec. Sub. Nts., 11/15/07           200,000      210,000
-------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75%
Sr. Sub. Nts., 5/15/07                        150,000      157,500
                                                       ------------
                                                         1,552,062
-------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.9%
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05(5)               250,000      268,750
-------------------------------------------------------------------
Fletcher Challenge Finance U.S.A.,
Inc., 8.05% Debs., 6/15/03(NZD)                80,000       40,559
-------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts.,
4/30/05(NZD)                                   60,000       33,549
14.50% Cv. Sub. Nts., 9/30/00(NZD)             60,000       34,592
-------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75%
First Mtg. Nts., 6/1/03                       230,000      257,025

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS
(CONTINUED)

Four M Corp., 12% Sr. Nts., Series
B, 6/1/06(5)                         $        125,000  $   134,375
-------------------------------------------------------------------
Indah Kiat International Finance
Co. BV, 11.375% Gtd. Sec. Nts.,
6/15/99(5)                                    205,000      174,250
-------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr.
Nts., 3/1/03                                  365,000      376,862
-------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07               450,000      470,250
10.875% Sr. Sub. Nts., 4/1/08                 200,000      203,000
-------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts.,
Series B, 12/15/04                            200,000      222,250
-------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr.
Nts., 11/15/07                                150,000      156,000
                                                       ------------
                                                         2,371,462
-------------------------------------------------------------------
GAMING/LEISURE - 2.1%
AP Holdings, Inc., 0%/11.25% Sr.
Disc. Nts., 3/15/08(7)(13)                     50,000       30,500
-------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts.,
3/15/08(7)                                    100,000       99,750
-------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub.
Nts., 8/15/07                                 275,000      286,687
-------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                                   50,000       56,750
-------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                       120,000      138,600
-------------------------------------------------------------------
Empress Entertainment, Inc., 8.125%
Sr. Sub. Nts., 7/1/06(7)                      400,000      403,000
-------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd.
First Mtg. Nts., 12/1/03                      350,000      385,000
-------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375%
Bonds, 2/13/02                                 50,000       50,750
-------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr.
Sub. Nts., 4/1/05(7)                          300,000      309,000
-------------------------------------------------------------------
HMC Acquisition Properties, Inc.,
9% Sr. Nts., Series B, 12/15/07               150,000      163,500
-------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                                 300,000      336,000
-------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                            425,000      452,094
-------------------------------------------------------------------
Majestic Star Casino LLC (The),
12.75% Sr. Sec. Nts., 5/15/03                 400,000      439,000
-------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts.,
Series B, 11/15/02                            200,000      253,000
-------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr.
Nts., 6/1/08(7)                               200,000      203,000
-------------------------------------------------------------------
Premier Cruises Ltd., 11% Sr. Nts.,
3/15/08(7)                                    250,000      167,500
-------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(13)             200,000      133,750
9.25% Sr. Nts., 4/1/06                        100,000      103,750
-------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50%
Gtd. Sr. Sub. Nts., 4/15/07                   350,000      368,375
-------------------------------------------------------------------
Showboat Marina Casino
Partnership/Showboat Marina Finance
Corp.,
13.50% First Mtg. Nts., Series B,
3/15/03                                       350,000      407,750
-------------------------------------------------------------------
Six Flags Entertainment Corp.,
8.75% Sr. Unsec. Nts., 4/1/06                 200,000      204,750
-------------------------------------------------------------------
Venetian Casino Resort LLC/Las
Vegas Sands, Inc.:
10% Sr. Unsec. Sub. Nts.,
11/15/05(11)                                  150,000      139,500
12.25% Mtg. Nts., 11/15/04                    150,000      155,625
                                                       ------------
                                                         5,287,631
-------------------------------------------------------------------
HEALTHCARE - 0.6%
Fresenius Medical Care Capital
Trust II, 7.875% Gtd. Nts.,
2/1/08(5)                                     500,000      492,500
-------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 7.375% Gtd. Nts.,
2/1/08(7)(DEM)                                400,000      224,582

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06        $         15,000  $    16,125
9.50% Sr. Sub. Nts., 9/15/07                  150,000      157,500
-------------------------------------------------------------------
Magellan Health Services, Inc., 9%
Sr. Sub. Nts., 2/15/08(7)                     250,000      249,375
-------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr.
Nts., 5/15/05(7)                              150,000      154,500
-------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50%
Sr. Sub. Nts., 7/1/07(7)                      265,000      270,300
                                                       ------------
                                                         1,564,882
-------------------------------------------------------------------
HOUSING - 0.6%
Building Materials Corp. of
America, 8.625% Sr. Nts., Series B,
12/15/06                                       50,000       52,000
-------------------------------------------------------------------
Falcon Building Products, Inc.,
9.50% Sr. Sub. Nts., 6/15/07                  175,000      173,250
-------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Gtd.
Sr. Nts., 3/1/04(5)                            50,000       54,250
-------------------------------------------------------------------
Hovnanian K. Enterprises, Inc.,
11.25% Gtd. Sub. Nts., 4/15/02                 75,000       78,000
-------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75%
Sr. Nts., 10/15/04                            300,000      300,375
-------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07             650,000      667,875
9.25% Sr. Nts., Series B, 3/15/07             150,000      154,875
                                                       ------------
                                                         1,480,625
-------------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.4%
Amazon.Com, Inc., 0%/10% Sr. Disc.
Nts., 5/1/08(7)(13)                           200,000      122,500
-------------------------------------------------------------------
Bell Technology Group Ltd., Units
(each unit consists of $1,000
principal amount of 13% sr. nts.,
5/1/05 and one warrant to purchase
one share of common stock)(7)(14)             325,000      329,875
-------------------------------------------------------------------
Concentric Network Corp., 12.75%
Sr. Unsec. Nts., 12/15/07                      80,000       85,000
-------------------------------------------------------------------
Covad Communications Group, Inc.,
Units (each unit consists of
$1,000 principal amount of
0%/13.50% sr. disc. nts., 3/15/08
and one
warrant to purchase 6.4792 common
shares)(7)(13)(14)                            600,000      315,000
-------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts.,
Series B, 11/15/05                            250,000      250,000
-------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub.
Nts., 9/15/07                                  20,000       19,700
-------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                        350,000      362,250
-------------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08(7)                           200,000      200,875
-------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr.
Disc. Nts., 2/15/08(7)(13)                    190,000      113,525
-------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub.
Nts., 9/30/09                                 150,000      154,500
-------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts.,
Series B, 2/15/05                             750,000      768,750
-------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts.,
10/15/04                                      150,000      173,812
-------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Nts., 4/1/05(7)                   225,000      232,312
13.50% Sr. Nts., 6/15/04(7)                    65,000       74,750
-------------------------------------------------------------------
WAM!Net, Inc., Units (each unit
consists of $1,000 principal amount
of 0%/13.25% sr. disc. nts., 3/1/05
and three warrants to purchase 6.03
shares of common stock)(7)(13)(14)            500,000      317,500
-------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub.
Nts., 6/15/07                                 175,000      182,875
                                                       ------------
                                                         3,703,224

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MANUFACTURING - 1.0%
Burke Industries, Inc., 10% Sr.
Sub. Nts., 8/15/07                   $        150,000  $   151,500
-------------------------------------------------------------------
Cia Latino Americana de
Infraestructura & Servicios SA -
CLISA,
11.625% Gtd. Sr. Nts., 6/1/04(5)               30,000       30,300
-------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                      100,000      112,000
12.50% Debs., Series B,
7/15/07(5)(17)                                115,994      123,534
-------------------------------------------------------------------
Communications & Power Industries,
Inc., 12% Sr. Sub. Nts., Series B,
8/1/05                                        250,000      281,250
-------------------------------------------------------------------
Eagle-Picher Industries, Inc.,
9.375% Sr. Sub. Nts., 3/1/08(7)               400,000      406,000
-------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub.
Nts., 5/1/08(7)                               100,000      100,000
-------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07           150,000      154,500
-------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Unsec.
Sub. Nts., 8/15/07                            300,000      315,000
-------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                        125,000      137,656
-------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr.
Sec. Disc. Nts., 8/1/03(13)                    25,000       26,312
-------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75%
Gtd. Sr. Sec. Sub. Nts., Series B,
12/30/99                                       85,000       85,212
-------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr.
Sub. Nts., 7/1/08(7)                          200,000      205,000
-------------------------------------------------------------------
Paragon Corp. Holdings, Inc.,
9.625% Sr. Nts., 4/1/08(7)                    125,000      116,250
-------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub.
Nts., 7/1/07                                  100,000      101,625
-------------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07                             140,000      143,850
-------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts.,
4/1/08(7)                                     150,000      148,125
-------------------------------------------------------------------
Unifrax Investment Corp., 10.50%
Sr. Nts., 11/1/03(5)                           50,000       52,750
                                                       ------------
                                                         2,690,864
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
1.1%
Azteca Holdings SA, 11% Sr. Sec.
Nts., 6/15/02                                 155,000      156,162
-------------------------------------------------------------------
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07             275,000      290,125
-------------------------------------------------------------------
Chancellor Media Corp.:
8.125% Sr. Sub. Nts., Series B,
12/15/07                                      200,000      203,500
8.75% Gtd. Sr. Unsec. Sub. Nts.,
Series B, 6/15/07                             100,000      104,500
-------------------------------------------------------------------
Jacor Communications Co.:
8% Sr. Sub. Nts., 2/15/10                     500,000      507,500
8.75% Gtd. Sr. Sub. Nts., Series B,
6/15/07                                       100,000      104,500
-------------------------------------------------------------------
Paxson Communications Corp.,
11.625% Sr. Sub. Nts., 10/1/02                 95,000      102,362
-------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts.,
Series B, 5/15/04(11)                         100,000      102,500
-------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                    100,000      107,750
8.75% Sr. Sub. Nts., 12/15/07                 150,000      155,250
9% Gtd. Sr. Sub. Nts., 7/15/07                250,000      261,250
-------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                         100,000      108,500
-------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Gtd. Sr. Nts., Series A,
2/15/04                                       100,000       99,750
10.50% Gtd. Sr. Nts., Series B,
2/15/07                                       150,000      150,000
-------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                 275,000      286,687

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING
(CONTINUED)
Young Broadcasting, Inc.:
(Continued)

9% Sr. Sub. Nts., Series B, 1/15/06  $        100,000  $   104,500
                                                       ------------
                                                         2,844,836
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 1.5%
Adelphia Communications Corp.:
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                        70,000       76,825
8.375% Sr. Nts., Series B, 2/1/08             100,000      100,000
9.25% Sr. Nts., 10/1/02                       100,000      104,250
-------------------------------------------------------------------
American Telecasting, Inc.,
0%/14.50% Sr. Disc. Nts.,
6/15/04(13)                                    49,000       12,495
-------------------------------------------------------------------
Cablevision Systems Corp. Holdings,
Inc.:
9.875% Sr. Sub. Debs., 4/1/23                 150,000      166,125
9.875% Sr. Sub. Nts., 5/15/06                 250,000      274,375
-------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(13)                                     40,000       39,200
-------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Sr.
Nts., 7/1/02                                  250,000      279,375
-------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(5)           135,185      134,509
-------------------------------------------------------------------
EchoStar II, 8.25% Bonds,
11/9/01(5)                                    131,308      130,652
-------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(13)                             400,000      369,000
-------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., 4/15/10(7)(13)               350,000      228,375
-------------------------------------------------------------------
Fundy Cable Ltd./Ltee, 11% Sr. Sec.
Second Priority Nts., 11/15/05(5)             100,000      110,750
-------------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03(6)                                    175,000      188,125
-------------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(13)                         200,000      195,000
-------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series
B, 2/15/05                                    310,000      342,550
-------------------------------------------------------------------
Rogers Cablesystems Ltd., 10%
Second Priority Sr. Sec. Debs.,
12/1/07                                       200,000      223,000
-------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07(CAD)                        400,000      275,909
-------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/12.25% Sr. Sub. Disc. Nts.,
2/15/07(13)                                   300,000      204,000
10.875% Sr. Sub. Nts., 2/15/07                100,000      100,000
-------------------------------------------------------------------
United International Holdings,
Inc.:
0%/10.75% Sr. Disc. Nts., Series B,
2/15/08(13)                                    70,000       43,400
0%/14% Sr. Disc. Nts., Series B,
5/15/06(13)                                   400,000      246,500
                                                       ------------
                                                         3,844,415
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 0.8%
Ackerley Communications, Inc.,
10.75% Sr. Sec. Nts., Series A,
10/1/03                                       200,000      211,000
-------------------------------------------------------------------
Chancellor Media Corp., 10.50% Sr.
Sub. Nts., Series B, 1/15/07                   90,000      100,575
-------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625%
Sr. Sub. Nts., 8/1/07                         100,000      104,000
-------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01              200,000      209,250
-------------------------------------------------------------------
IPC Magazines Group plc, 9.675%
Bonds, 3/15/08(7)(GBP)                        300,000      473,987
-------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                 150,000      154,313
9.625% Sr. Sub. Nts., 12/1/06                  50,000       53,750
-------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr.
Sub. Nts., 2/1/08(7)                          500,000      492,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA (CONTINUED)

Time Warner Entertainment Co. LP,
8.375% Sr. Debs., 3/15/23            $        300,000  $   352,225
                                                       ------------
                                                         2,151,600
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-4.5%
Call-Net Enterprises, Inc.:
0%/13.25% Sr. Disc. Nts.,
12/1/04(13)                                   200,000      192,000
0%/9.27% Sr. Disc. Nts.,
8/15/07(13)                                    75,000       52,875
-------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts.,
12/15/06(13)                                  200,000      160,000
10.125% Sr. Nts., 11/30/07(GBP)               170,000      306,153
8.875% Sr. Nts., 11/30/07(DEM)                100,000       60,951
Units (each unit consists of $1,000
principal amount of 0%/12% sr.
disc. nts., 12/15/06 and one
warrant to purchase 7.8 ordinary
shares)(13)(14)                               200,000      199,000
-------------------------------------------------------------------
Comcast UK Cable Partners Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(13)                                  250,000      209,375
-------------------------------------------------------------------
Convergent Communications, Inc.,
Units (each unit consists of $1,000
principal amount of 13% sr. nts.,
4/1/08 and four warrants to
purchase 10.8 shares of common
stock)(7)(14)                                 250,000      241,250
-------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts.,
12/15/05(13)                                  825,000      684,750
-------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr.
Nts., 2/1/08(7)                                50,000       52,125
-------------------------------------------------------------------
e.spire Communications, Inc.,
13.75% Sr. Nts., 7/15/07(17)                  110,000      125,950
-------------------------------------------------------------------
FaciliCom International, Inc.,
10.50% Sr. Nts., 1/15/08(7)                   750,000      742,500
-------------------------------------------------------------------
Firstworld Communications, Inc.,
Units (each unit consists of $1,000
principal amount of 0%/13% sr.
disc. nts., 4/15/08 and one warrant
to purchase 7.9002 shares of series
b common stock)(7)(13)(14)                    250,000      111,250
-------------------------------------------------------------------
Focal Communications Corp.,
0%/12.125% Sr. Disc. Nts.,
2/15/08(7)(13)                              1,150,000      691,438
-------------------------------------------------------------------
Global Crossing Holdings Ltd.,
9.625% Sr. Nts., 5/15/08(7)                   210,000      219,713
-------------------------------------------------------------------
GST Telecommunications, Inc.,
0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(7)(13)                                25,000       20,281
-------------------------------------------------------------------
GST Telecommunications, Inc./GST
Network Funding Corp., Inc.,
0%/10.50% Sr. Disc. Nts.,
5/1/08(7)(13)                                 150,000       90,750
-------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(13)                      425,000      346,375
-------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts.,
5/1/06(13)                                    195,000      153,075
0%/13.50% Sr. Disc. Nts.,
9/15/05(13)                                   125,000      106,250
-------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B,
7/15/07(13)                                   300,000      220,875
8.50% Sr. Nts., Series B, 1/15/08             250,000      251,250
8.60% Sr. Nts., 6/1/08(7)                     250,000      254,375
8.875% Sr. Nts., 11/1/07                      200,000      205,500
-------------------------------------------------------------------
KMC Telecom Holdings, Inc., Units
(each unit consists of $1,000
principal amount of 0%/12.50% sr.
disc. nts., 2/15/08 and one warrant
to purchase .21785 ordinary
shares)(7)(13)(14)                            725,000      424,125
-------------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Nts., 5/1/08(7)                    450,000      440,438
-------------------------------------------------------------------
Long Distance International, Inc.,
Units (each unit consists of $1,000
principal amount of 12.25% sr.
nts., 4/15/08 and one warrant to
purchase 15.0874 shares of common
stock)(7)(14)                                 200,000      199,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts.,
3/1/07(13)                           $        140,000  $   105,000
8.375% Sr. Nts., 3/15/08(7)                   300,000      302,250
9.25% Sr. Nts., 7/15/07                        75,000       78,188
-------------------------------------------------------------------
Metronet Communications Corp.:
0%/10.75% Sr. Disc. Nts.,
11/1/07(13)                                   175,000      115,719
0%/9.95% Sr. Disc.Nts.,
6/15/08(7)(13)                                100,000       62,375
-------------------------------------------------------------------
Netia Holdings BV:
0%/11% Gtd. Sr. Disc. Nts.,
11/1/07(13)(DEM)                              400,000      148,800
0%/11% Gtd. Sr. Disc. Nts., Series
B, 11/1/07(13)(DEM)                           200,000       74,400
0%/11.25% Sr. Disc. Nts., Series B,
11/1/07(13)                                   100,000       66,250
10.25% Sr. Nts., Series B, 11/1/07             50,000       48,188
-------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Nts.,
4/15/08(7)(13)                                400,000      246,500
9% Sr. Nts., 3/15/08(7)                       200,000      201,000
9.625% Sr. Nts., 10/1/07                      350,000      360,500
-------------------------------------------------------------------
NTL, Inc.:
0%/10.75% Sr. Unsec. Unsub. Nts.,
Series REGS, 4/1/08(13)(GBP)                  200,000      200,100
0%/9.75% Sr. Nts., 4/1/08(7)(13)              300,000      196,500
10% Sr. Nts., 2/15/07                         100,000      107,500
-------------------------------------------------------------------
Onepoint Communications Corp.,
Units (each unit consists of $1,000
principal amount of 14.50% sr.
nts., 6/1/08 and one warrant to
purchase
one share of common stock @ $.01
per share)(7)(14)                             100,000       94,500
-------------------------------------------------------------------
Petersburg Long Distance, Inc.,
Units (each unit consists of $1,000
principal amount of 0%/14% sr.
disc. nts., 6/1/04 and one warrant
to purchase
34 ordinary shares)(7)(13)(14)                300,000      279,000
-------------------------------------------------------------------
PTC International Finance BV,
0%/10.75% Gtd. Sr. Unsec. Sub.
Bonds, 7/1/07(13)                             134,000       91,623
-------------------------------------------------------------------
Qwest Communications International,
Inc.:
0%/8.29% Sr. Disc. Nts.,
2/1/08(7)(13)                                 365,000      264,625
0%/9.47% Sr. Disc. Nts.,
10/15/07(13)                                  635,000      477,838
-------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(13)(DEM)                200,000       64,650
0%/10% Bonds, Series REGS,
3/15/08(7)(13)(DEM)                           150,000       48,488
0%/10.125% Sr. Disc. Nts.,
3/1/08(7)(13)                                 300,000      180,000
-------------------------------------------------------------------
Shaw Communications, Inc., 8.54%
Debs., 9/30/27(CAD)                           340,000      232,241
-------------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(13)                                    425,000      369,750
-------------------------------------------------------------------
TeleWest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(13)                  200,000      167,000
-------------------------------------------------------------------
Viatel, Inc., Units (each unit
consists of $1,000 principal amount
of
11.25% sr. nts., and 0.483 shares
of series a preferred stock)(7)(14)           300,000      315,000
                                                       ------------
                                                        11,659,609
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 3.3%
American Mobile Satellite
Corp./AMSC Acquisition Co., Inc.,
Units (each unit consists of $1,000
principal amount of 12.25% sr.
nts., 4/1/08 and one warrant to
purchase 3.75749 shares of common
stock)(7)(14)                                 150,000      141,750
-------------------------------------------------------------------
Arch Communications, Inc., 12.75%
Sr. Nts., 7/1/07(7)                           200,000      202,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS (CONTINUED)

Celcaribe SA, 13.50% Sr. Sec. Nts.,
3/15/04(5)                           $        150,000  $   153,000
-------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14%
Sr. Disc. Nts., 10/1/07(13)                   500,000      280,000
-------------------------------------------------------------------
Cellular Communications
International, Inc., 0%/9.50%
Bonds, 4/1/05(7)(13)(XEU)                     650,000      515,608
-------------------------------------------------------------------
Clearnet Communications, Inc.,
0%/14.75% Sr. Disc. Nts.,
12/15/05(13)                                  150,000      126,375
-------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125%
Sr. Deferred Coupon Bonds,
11/15/03(13)                                  350,000      271,250
-------------------------------------------------------------------
Crown Castle International Corp.,
0%/10.625% Sr. Unsec. Disc. Nts.,
11/15/07(13)                                  350,000      240,625
-------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., Series
B, 7/15/05(13)                                 90,000        7,650
12% Cv. Sr. Sub. Nts.,
2/15/01(5)(16)                                210,000        5,250
-------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.:
11.25% Sr. Nts., Series C/EN,
7/15/05                                       155,000      156,163
13% Sr. Nts., Series A, 7/15/05               125,000      134,688
-------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series
B, 10/15/07(13)(CAD)                          300,000      129,544
0%/14% Sr. Disc. Nts., Series B,
6/1/06(13)                                    200,000      149,500
-------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts.,
6/1/06(13)                                    210,000      163,275
-------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts.,
9/15/07(13)                                   950,000      643,625
0%/9.75% Sr. Disc. Nts.,
10/31/07(13)                                  500,000      327,500
0%/9.95% Sr. Disc. Nts.,
2/15/08(7)(13)                                325,000      209,219
-------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                     365,000      385,988
11.625% Sr. Nts., Series A, 8/15/06            80,000       84,600
-------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                  300,000      341,250
-------------------------------------------------------------------
Orbital Imaging Corp., 11.625% Sr.
Nts., 3/1/05(7)                               325,000      335,563
-------------------------------------------------------------------
Orion Network Systems, Inc.,
0%/12.50% Sr. Disc. Nts.,
1/15/07(13)                                   550,000      420,750
-------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr.
Disc. Nts., 3/15/08(7)(13)                    325,000      214,500
-------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series B, 8/1/07(13)                    900,000      632,250
-------------------------------------------------------------------
Price Communications Wireless,
Inc.:
11.75% Sr. Sub. Nts., 7/15/07                 275,000      303,875
9.125% Sr. Sec. Nts., 12/15/06(7)             250,000      250,938
-------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six ordinary
shares)(7)(13)(14)                            300,000      160,500
-------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., 5/15/08(7)                         300,000      301,500
-------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr.
Nts., 11/1/04(7)                              100,000       97,625
-------------------------------------------------------------------
SBA Communications Corp., 0%/12%
Sr. Disc. Nts., 3/1/08(7)(13)                 700,000      441,000
-------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12%
Sr. Disc. Nts., 7/15/08(7)(13)                500,000      280,000
-------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 0%/12.50% Sr. Disc.
Nts., 8/15/06(13)                              65,000       55,738

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS (CONTINUED)
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                $        200,000  $   221,000
9.50% Sr. Nts., 2/1/04                        100,000       91,250
                                                       ------------
                                                         8,475,599
-------------------------------------------------------------------
METALS/MINERALS - 0.9%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                      350,000      367,500
-------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                            300,000      337,500
-------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr.
Sec. Nts., 4/1/01                              45,000       48,488
-------------------------------------------------------------------
Centaur Mining & Exploration Ltd.,
11% Gtd. Sr. Nts., 12/1/07(7)                 100,000      102,500
-------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25%
Sr. Sub. Nts., 5/15/08(7)                     500,000      512,500
-------------------------------------------------------------------
International Utility Structures,
Inc., 10.75% Sr. Sub. Nts.,
2/1/08(7)                                      50,000       51,250
-------------------------------------------------------------------
Keystone Consolidated Industries,
Inc., 9.625% Sr. Sec. Nts., 8/1/07            200,000      205,500
-------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                                       745,000      782,250
                                                       ------------
                                                         2,407,488
-------------------------------------------------------------------
RETAIL - 0.6%
Boyds Collection Ltd., 9% Sr. Sub.
Nts., 5/15/08(7)                              400,000      402,000
-------------------------------------------------------------------
Central Termica Guemes, 12% Bonds,
11/26/01(7)                                   100,000       98,875
-------------------------------------------------------------------
Eye Care Centers of America, Inc.:
12% Sr. Nts., 10/1/03                          70,000       75,600
9.125% Sr. Sub. Nts., 5/1/08(7)               300,000      300,000
-------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs.,
5/1/08                                        100,000      100,750
-------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Nts., 5/1/08                              100,000      100,875
-------------------------------------------------------------------
Home Interiors & Gifts, Inc.,
10.125% Sr. Sub. Nts., 6/1/08(7)              225,000      230,906
-------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                                200,000      205,000
                                                       ------------
                                                         1,514,006
-------------------------------------------------------------------
SERVICE - 0.9%
Allied Waste Industries, Inc.,
0%/11.30% Sr. Disc. Nts.,
6/1/07(13)                                    300,000      220,500
-------------------------------------------------------------------
Allied Waste North America, Inc.,
10.25% Sr. Sub. Nts., 12/1/06                 250,000      275,000
-------------------------------------------------------------------
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(5)               100,000      104,562
9.625% Sr. Sub. Nts., 3/15/07                 100,000      112,500
-------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc.
Nts., 10/1/06(13)                             100,000       81,500
-------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr.
Nts., 4/15/08(7)(13)                          175,000       98,000
-------------------------------------------------------------------
Fisher Scientific International,
Inc., 9% Sr. Unsec. Sub. Nts.,
2/1/08                                        600,000      598,500
-------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                   50,000       50,625
-------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd.
Unsec. Nts., Series B, 11/1/07                500,000      507,500
-------------------------------------------------------------------
Protection One Alarm Monitoring,
Inc., 6.75% Cv. Gtd. Sr. Sub. Nts.,
9/15/03                                       125,000      145,938
-------------------------------------------------------------------
SF Holdings Group, Inc., Units
(each unit consists of $1,000
principal amount of 0%/12.75% sr.
disc. nts., 3/15/08 and one warrant
to purchase two shares of cl. c
common stock)(7)(13)(14)                      100,000       54,000
                                                       ------------
                                                         2,248,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
TRANSPORTATION - 1.7%
American Communication Lines LLC,
10.25% Bonds, 6/30/08(7)             $        200,000  $   203,500
-------------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07               75,000       76,125
-------------------------------------------------------------------
Coach USA, Inc., 9.375% Gtd. Sr.
Sub. Nts., Series B, 7/1/07                   200,000      209,000
-------------------------------------------------------------------
Collins & Aikman Products Co.,
11.50% Gtd. Sr. Sub. Nts., 4/15/06            300,000      333,750
-------------------------------------------------------------------
Federal-Mogul Corp., 7.875% Nts.,
7/1/10                                        300,000      302,763
-------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                    225,000      253,125
9.125% Sr. Sub. Nts., 7/15/07                 100,000      105,500
-------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub.
Nts., Series B, 3/15/07                       300,000      313,500
-------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts.,
7/15/06                                       200,000      219,500
-------------------------------------------------------------------
Navigator Gas Transport plc, 10.50%
First Priority Ship Mtg. Nts.,
6/30/07(7)                                    275,000      288,063
-------------------------------------------------------------------
Navigator Gas Transport plc, Units
(each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)(7)(14)                     150,000      170,250
-------------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07                 900,000      931,500
-------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec.
Bonds, 12/15/12(7)                            200,000      189,750
-------------------------------------------------------------------
TFM SA de CV, 10.25% Gtd. Sr. Nts.,
6/15/07                                       200,000      194,500
-------------------------------------------------------------------
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(13)                  300,000      280,500
-------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50%
Nts., Series 1993-A, 12/1/11(5)               238,609      186,712
-------------------------------------------------------------------
Trico Marine Services, Inc., 8.50%
Gtd. Sr. Nts., Series D, 8/1/05                40,000       39,100
                                                       ------------
                                                         4,297,138
-------------------------------------------------------------------
UTILITY - 0.5%
Beaver Valley II Funding Corp., 9%
Second Lease Obligation Bonds,
6/1/17(5)                                     199,000      224,870
-------------------------------------------------------------------
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                           150,000      161,625
-------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06                      100,000      109,500
8.75% Sr. Nts., 7/15/07                       230,000      237,475
-------------------------------------------------------------------
El Paso Electric Co., 9.40% First
Mtg. Bonds, Series E, 5/1/11                  250,000      286,250
-------------------------------------------------------------------
First PV Funding Corp.:
10.30% Lease Obligation Bonds,
Series 1986A:
1/15/14(5)                                    136,000      144,650
1/15/14                                         4,000        4,000
                                                       ------------
                                                         1,168,370
                                                       ------------
Total Corporate Bonds and Notes
(Cost $84,411,805)                                      84,933,055

                                     SHARES
-------------------------------------------------------------------
PREFERRED STOCKS - 3.4%
-------------------------------------------------------------------
American Radio Systems Corp.,
11.375% Cum. Exchangeable
Preferred, Series B(5)                            751       89,369
-------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable Preferred Stock,
Non-Vtg.(5)                                     2,475       64,969
-------------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Gtd. Bonds, 12/31/26(5)                       100,000      108,000
-------------------------------------------------------------------
California Federal Bank, 11.50%
Non-Cum., Non-Vtg.                              1,500      169,125
-------------------------------------------------------------------
CGA Group Ltd., Preferred Stock,
Series A(5)(18)                                16,000      400,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
-------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
-------------------------------------------------------------------

Chesapeake Energy Corp., 7% Cv.
Cum. Preferred Stock(7)                         4,000  $   169,500
-------------------------------------------------------------------
Clark USA, Inc., 11.50% Sr. Cum.
Exchangeable Preferred Stock(5)(17)                52       54,990
-------------------------------------------------------------------
Concentric Network Corp., 13.50%
Exchangeable Preferred Stock(7)(17)               200      198,500
-------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv.
Preferred Stock, Series B, Non-Vtg.            46,000    1,549,625
-------------------------------------------------------------------
Crown American Realty Trust, 11%
Cum. Non-Vtg. Preferred, Series A               2,000      107,250
-------------------------------------------------------------------
Doane Products Co., 14.25% Sr.
Exchangeable Preferred Stock,
Non-Vtg.(5)(18)                                 5,000      201,250
-------------------------------------------------------------------
Dobson Communications Corp., 12.25%
Preferred Stock(7)(17)                            205      213,712
-------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable Preferred
Stock                                             154      172,865
-------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
Preferred Stock(5)(18)                          5,000      291,250
-------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr.
Preferred Stock, Series C(5)(17)               10,000       17,500
-------------------------------------------------------------------
EchoStar Communications Corp.,
12.125% Sr. Redeemable Exchangeable
Preferred Stock, Series B(5)(17)                  136      151,980
-------------------------------------------------------------------
El Paso Electric Co., 11.40%
Preferred Stock, Series A(17)                   1,921      210,830
-------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale
California, l2% Non-Cum.
Exchangeable Perpetual Preferred
Stock, Series A(5)                                 20          545
-------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 9% Gtd. Nts., 12/1/06(5)           275,000      286,687
-------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv.
Preferred Stock, Series A                       1,000       86,687
-------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable Preferred Stock(5)(17)               108      131,490
-------------------------------------------------------------------
Intermedia Communications, Inc.,
Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E,
Non-Vtg.(7)                                     2,100       77,963
-------------------------------------------------------------------
International Utility Structures,
Inc., Units (each unit consists of
$1,000 principal amount of 13% sr.
exchangeable preferred stock and
one warrant to purchase 30 shares
of common stock)(5)(14)(17)                        50       54,750
-------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.              1,800       42,300
-------------------------------------------------------------------
Nebco Evans Holdings Co., 11.25%
Nts., 3/1/08(5)(17)                             5,132      524,747
-------------------------------------------------------------------
Nextel Communications, Inc.,
11.125% Preferred Stock(7)                        105      108,413
-------------------------------------------------------------------
NEXTLINK Communications, Inc., 14%
Sr. Exchangeable Preferred(17)                 15,481      909,509
-------------------------------------------------------------------
Paxson Communications Corp., 13.25%
Cum. Jr. Exchangeable Preferred
Stock(7)(17)                                       20      196,500
-------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv.
Preferred Stock, Series B                       6,000      123,000
-------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Preferred Stock                          8,000      780,000
9.20% Preferred Stock, Series F                 1,000      101,750
-------------------------------------------------------------------
Rural Cellular Corp., 11.375% Sr.
Exchangeable Preferred Stock(5)(17)               200      201,000
-------------------------------------------------------------------
SD Warren Co., 14% Cum.
Exchangeable Preferred Stock,
Series B, Non-Vtg.                              9,000      452,250
-------------------------------------------------------------------
SF Holdings Group, Inc., Units
(each unit consists of one share of
preferred stock and 37 cl. c shares
of common stock)(5)(14)(17)                        10       89,250
-------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(5)(17)                  113      119,215
-------------------------------------------------------------------
Time Warner, Inc., 10.25%
Exchangeable Preferred, Series
M(17)                                               1        1,170

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
-------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
-------------------------------------------------------------------
Walden Residential Properties,
Inc.:
9.16% Cv. Preferred Stock, Series B            10,000  $   285,000
9.20% Sr. Preferred Stock                       1,000       25,438
                                                       ------------
Total Preferred Stocks (Cost
$8,745,834)                                              8,768,379
-------------------------------------------------------------------
COMMON STOCKS - 0.3%
-------------------------------------------------------------------
Celcaribe SA(5)(18)                            24,390      109,755
-------------------------------------------------------------------
Coinstar, Inc.                                    700        6,475
-------------------------------------------------------------------
Horizon Group Properties, Inc.(18)                358        2,361
-------------------------------------------------------------------
Intermedia Communications, Inc.(18)                50        2,097
-------------------------------------------------------------------
Optel, Inc.(5)(18)                                210            2
-------------------------------------------------------------------
Vail Resorts, Inc.(18)                         15,500      412,687
-------------------------------------------------------------------
WorldCom, Inc.(18)                              6,885      333,492
                                                       ------------
Total Common Stocks (Cost $354,276)                        866,869

                                     UNITS
-------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.1%
-------------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(5)                                    1,500           15
-------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(5)             16,000        8,000
-------------------------------------------------------------------
Clearnet Communications, Inc. Wts.,
Exp. 9/05(5)                                      165          735
-------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp.
11/03(5)                                          200       14,025
-------------------------------------------------------------------
Concentric Network Corp. Wts., Exp.
12/07                                             100       13,500
-------------------------------------------------------------------
Geotek Communications, Inc. Wts.,
Exp. 7/05(5)                                    7,500           75
-------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(5)                                    2,621           26
Exp. 9/04(5)                                    2,800        3,150
-------------------------------------------------------------------
Hyperion Telecommunications, Inc.
Wts., Exp. 4/01(5)                                 60        5,820
-------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.
9/05(5)                                           825       24,348
-------------------------------------------------------------------
IHF Capital, Inc., Series I Wts.,
Exp. 11/99(5)                                     200        2,025
-------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                              200           --
-------------------------------------------------------------------
Mexican Value Rts., Exp. 6/03                   1,100           --
-------------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(5)                                600       16,664
-------------------------------------------------------------------
Occidente y Caribe Celular SA Wts.,
Exp. 3/04(5)                                      800       16,100
-------------------------------------------------------------------
Orbital Imaging Corp. Wts., Exp.
3/05(5)                                           325       14,625
-------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
Exp. 1/07(5)                                      150        2,269
-------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(5)                                    3,096       46,827
-------------------------------------------------------------------
United International Holdings, Inc.
Wts., Exp. 11/99(5)                               200        4,037
                                                       ------------
Total Rights, Warrants and
Certificates (Cost $43,252)                                172,241

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
-------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 5.8%
-------------------------------------------------------------------
Bankers Trust, Lehman High Yield
Index Nts., 8.438%, 8/5/98           $      1,000,000  $   993,950
-------------------------------------------------------------------
Bayerische Landesbank Girozentrale
(New York Branch), Lehman High
Yield Index Nts.:
8.50%, 3/8/99                               1,000,000    1,000,000
7.95%, 8/5/98                                 500,000      496,900
9%, 7/8/98                                    500,000      516,875
-------------------------------------------------------------------
Bear Stearns High Yield Composite
Index Linked Nts., 9%:
10/13/98                                      500,000      507,750
2/16/99(5)                                    600,000      601,920
2/5/99                                      1,000,000    1,000,400
8/25/98                                     1,500,000    1,528,800
9/4/98                                        750,000      761,250
-------------------------------------------------------------------
Chase Manhattan Bank USA, National
Assn., Chase Physical Commodity
Excess Return Index Linked Nts.,
5.655%, 9/30/99                               250,000      183,950
-------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian
Federal Loan Floating Rate Linked
Bonds:
12%, 10/25/00                                 240,000      155,283
15%, 2/23/00                                  240,000      155,573
-------------------------------------------------------------------
Goldman, Sachs & Co. Argentina
Local Market Securities Trust,
11.30%, 4/1/00 (representing debt
of Argentina (Republic of) Bonos
del Tesoro Bonds, Series 10,
11.30%, 4/1/00 and an interest rate
swap between Goldman Sachs and the
Trust)(5)                                     104,347      104,817
-------------------------------------------------------------------
Korea Development Bank Industrial
Bank Finance U.S. Dollar/South
Korean Won Linked Nts., Zero
Coupon, 3/5/99(5)                             470,000      485,416
-------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Chilean Peso/Japanese Yen Linked
Nts., 17.50%, 7/28/98                         250,000      256,645
Chilean Peso/Japanese Yen Linked
Nts., 18%, 7/28/98                            240,000      249,163
Greek Drachma/European Currency
Unit Linked Nts., Zero Coupon,
3/26/99                                       280,000      296,156
Greek Drachma/Swiss Franc Linked
Nts., Zero Coupon, 3/31/99                    175,000      191,030
-------------------------------------------------------------------
Rabobank, Lehman High Yield Index
Nts., 7.988%, 7/6/98                          400,000      397,480
-------------------------------------------------------------------
Salomon Smith Barney Holdings,
Inc., Brazil Credit Linked Unsec.
Nts., 6%, 4/2/03                              620,000      509,702
-------------------------------------------------------------------
Salomon, Inc., Russian S-Account
Credit Linked Nts., Zero Coupon:
9.785%, 7/31/98(12)                           400,000      392,420
9.78%, 8/7/98(12)                             585,000      568,591
-------------------------------------------------------------------
Salomon, Inc.:
United Mexican States 2016 Linked
Nts., 12.02%, 9/16/98                         808,330      795,640
United Mexican States 2026 Linked
Nts., 12.328%, 9/16/98                      1,410,553    1,404,488
-------------------------------------------------------------------
Shoshone Partners Loan Trust Sr.
Nts., 9.719%, 4/28/02 (representing
a basket of reference loans and a
total return swap between Chase
Manhattan Bank and the Trust)(5)(6)           750,000      830,517
-------------------------------------------------------------------
Standard Chartered Bank:
Philippines Peso/Japanese Yen
Linked Nts., 20.25%, 11/9/98                  240,000      234,888
Thailand Baht/Japanese Yen Linked
Nts., 48%, 8/11/98                            210,000      208,509
                                                       ------------
Total Structured Instruments (Cost
$14,928,102)                                            14,828,113

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                          MARKET VALUE
                                     DATE   STRIKE         CONTRACTS      NOTE 1
-------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.0%
-------------------------------------------------------------------------------------
German Mark/Swiss Franc Call Opt.    10/98      .84DEM/CHF        960,000      $4,678
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Call Opt.                   11/98   107.125%               2,500      60,156
                                                                           ----------
Total Call Options Purchased (Cost
$31,387)                                                                       64,834
-------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.1%
-------------------------------------------------------------------------------------
Japanese Yen Put Opt.                 9/98      136 JPY)      439,040,000     205,910
-------------------------------------------------------------------------------------
Japanese Yen Put Opt.                 9/98   145.40 JPY)      191,740,000      21,475
-------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/15 Put Opt.                     7/98   105.344%               2,500       6,075
                                                                           ----------
Total Put Options Purchased (Cost
$98,750)                                                                      233,460

                                     PRINCIPAL
                                     AMOUNT(1)
-------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.3%
-------------------------------------------------------------------
Repurchase agreement with Salomon
Smith Barney Holdings, Inc., 5.90%,
dated 6/30/98, to be repurchased at
$700,115 on 7/1/98, collateralized
by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15-2/15/19,
with a value of $718,612 (Cost
$700,000)                            $        700,000      700,000
-------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$276,278,205)                                   107.5% 276,829,739
-------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                           (7.5) (19,392,015)
                                     ----------------  ------------
NET ASSETS                                      100.0% $257,437,724
                                     ----------------  ------------
                                     ----------------  ------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP                -  Argentine Peso                               JPY                -  Japanese Yen
CAD                -  Canadian Dollar                              NOK                -  Norwegian Krone
CHF                -  Swiss Franc                                  NZD                -  New Zealand Dollar
DEM                -  German Mark                                  PLZ                -  Polish Zloty
DKK                -  Danish Krone                                 RUR                -  Russian Ruble
GBP                -  British Pound Sterling                       SEK                -  Swedish Krona
GRD                -  Greek Drachma                                TRL                -  Turkish Lira
HUF                -  Hungarian Forint                             XEU                -  European Currency Units
IDR                -  Indonesian Rupiah                            ZAR                -  South African Rand
ITL                -  Italian Lira

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. When-issued security to be delivered and settled after June 30, 1998.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
5. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,265,835 or 9.43% of the Fund's net assets as of June 30, 1998.

8. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

9. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                    PRINCIPAL/CONTRACTS EXPIRATION EXERCISE              PREMIUM      MARKET VALUE
                                    SUBJECT TO CALL   DATE         PRICE                 RECEIVED     NOTE 1
-------------------------------------------------------------------------------------------------------------------
Banco Hopotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option         400,000               8/7/00      100.00              $   3,680       $   6,000
German Mark/Swiss Franc Call
Option                              960,000             10/22/98        0.60  (DEM\CHF)       3,262             531
U.S. Treasury Bonds, 6.125%
11/15/15 Put Option                 2,500,000            7/13/98       96.00%                28,125           7,812
                                                                                         -----------  -------------
                                                                                          $  35,067       $  14,343
                                                                                         -----------  -------------
                                                                                         -----------  -------------

10. Securities with an aggregate market value of $617,626 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

11. Represents the current interest rate for an increasing rate security.

12. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

15. Issuer is in default.

16. Non-income producing--issuer is in default of interest payment.

17. Interest or dividend is paid in kind.

18. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
COMMON STOCKS - 85.5%
-------------------------------------------------------------
BASIC MATERIALS - 1.5%
-------------------------------------------------------------
CHEMICALS - 1.5%
Ferro Corp.                              27,500  $   696,094
-------------------------------------------------------------
IMC Global, Inc.                         55,000    1,656,875
-------------------------------------------------------------
Olin Corp.                               35,000    1,459,062
                                                 ------------
                                                   3,812,031
-------------------------------------------------------------
CONSUMER CYCLICALS - 23.8%
-------------------------------------------------------------
AUTOS & HOUSING - 9.0%
Budget Group, Inc., Cl. A(1)             77,500    2,475,156
-------------------------------------------------------------
Champion Enterprises, Inc.(1)            20,000      585,000
-------------------------------------------------------------
CSK Auto Corp.(1)                       275,000    6,943,750
-------------------------------------------------------------
General Motors Corp.                     17,500    1,169,219
-------------------------------------------------------------
Lear Corp.(1)                            17,500      897,969
-------------------------------------------------------------
Republic Industries, Inc.(1)            350,000    8,750,000
-------------------------------------------------------------
Tower Realty Trust, Inc.                 42,500      950,937
-------------------------------------------------------------
United Road Services, Inc.(1)            95,000    1,816,875
                                                 ------------
                                                  23,588,906
-------------------------------------------------------------
LEISURE & ENTERTAINMENT - 7.9%
AMR Corp.(1)(2)                          10,000      832,500
-------------------------------------------------------------
Brinker International, Inc.(1)           60,000    1,155,000
-------------------------------------------------------------
Brunswick Corp.                          17,500      433,125
-------------------------------------------------------------
Callaway Golf Co.                        75,000    1,476,562
-------------------------------------------------------------
Delta Air Lines, Inc.                    15,000    1,938,750
-------------------------------------------------------------
Harrah's Entertainment, Inc.(1)         107,500    2,499,375
-------------------------------------------------------------
Hilton Hotels Corp.                      30,000      855,000
-------------------------------------------------------------
Host Marriott Corp.(1)                   70,000    1,246,875
-------------------------------------------------------------
Luby's Cafeterias, Inc.                  55,000      965,937
-------------------------------------------------------------
Mirage Resorts, Inc.(1)(2)               65,000    1,385,312
-------------------------------------------------------------
News Corp. Ltd., Sponsored ADR,
Preference                               77,500    2,189,375
-------------------------------------------------------------
Time Warner, Inc.                        35,000    2,990,312
-------------------------------------------------------------
Viacom, Inc., Cl. B(1)                   50,000    2,912,500
                                                 ------------
                                                  20,880,623
-------------------------------------------------------------
MEDIA - 3.2%
Capstar Broadcasting Corp.(1)           100,000    2,512,500
-------------------------------------------------------------
CBS Corp.(2)                             70,000    2,222,500
-------------------------------------------------------------
Emmis Broadcasting Corp., Cl. A(1)       40,000    1,912,500
-------------------------------------------------------------
Jacor Communications, Inc.(1)            30,000    1,770,000
                                                 ------------
                                                   8,417,500
-------------------------------------------------------------
RETAIL: GENERAL - 1.7%
Federated Department Stores,
Inc.(1)                                  85,000    4,574,062

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
RETAIL: SPECIALTY - 2.0%
AutoZone, Inc.(1)                        70,000  $ 2,235,625
-------------------------------------------------------------
Nine West Group, Inc.(1)                 85,000    2,279,062
-------------------------------------------------------------
Petco Animal Supplies, Inc.(1)           40,000      797,500
                                                 ------------
                                                   5,312,187
-------------------------------------------------------------
CONSUMER NON-CYCLICALS - 5.8%
-------------------------------------------------------------
BEVERAGES - 0.7%
Anheuser-Busch Cos., Inc.                41,000    1,934,687
-------------------------------------------------------------
FOOD - 0.5%
Unilever NV, NY Shares                   15,000    1,184,062
-------------------------------------------------------------
HEALTHCARE/DRUGS - 0.9%
American Home Products Corp.             17,500      905,625
-------------------------------------------------------------
BioChem Pharma, Inc.(1)                  50,000    1,325,000
-------------------------------------------------------------
CliniChem Development, Inc.               1,250        7,187
                                                 ------------
                                                   2,237,812
-------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.2%
Acuson Corp.(1)                          25,000      454,687
-------------------------------------------------------------
HOUSEHOLD GOODS - 0.7%
Fort James Corp.                         25,000    1,112,500
-------------------------------------------------------------
Kimberly-Clark Corp.                     15,000      688,125
                                                 ------------
                                                   1,800,625
-------------------------------------------------------------
TOBACCO - 2.8%
Philip Morris Cos., Inc.                115,000    4,528,125
-------------------------------------------------------------
RJR Nabisco Holdings Corp.              115,000    2,731,250
                                                 ------------
                                                   7,259,375
-------------------------------------------------------------
ENERGY - 5.1%
-------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 4.9%
BJ Services Co.(1)                       27,500      799,219
-------------------------------------------------------------
Coflexip SA, Sponsored ADR               40,000    2,445,000
-------------------------------------------------------------
Cooper Cameron Corp.(1)                  32,500    1,657,500
-------------------------------------------------------------
EVI Weatherford, Inc.(1)                 21,375      793,547
-------------------------------------------------------------
Marine Drilling Cos., Inc.(1)            35,000      560,000
-------------------------------------------------------------
Santa Fe International Corp.             55,000    1,663,750
-------------------------------------------------------------
Stolt Comex Seaway SA(1)                135,000    2,615,625
-------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)            67,500    1,181,250
-------------------------------------------------------------
Transocean Offshore, Inc.                25,000    1,112,500
                                                 ------------
                                                  12,828,391
-------------------------------------------------------------
OIL-INTEGRATED - 0.2%
Petroleo Brasileiro SA, Preference    2,630,000      488,887
-------------------------------------------------------------
FINANCIAL - 19.1%
-------------------------------------------------------------
BANKS - 11.3%
Banco Rio de la Plata SA, ADR            50,000      528,125
-------------------------------------------------------------
BankAmerica Corp.                        29,000    2,506,687

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
BANKS (CONTINUED)

Chase Manhattan Corp. (New)              85,000  $ 6,417,500
-------------------------------------------------------------
Citicorp                                 12,880    1,922,340
-------------------------------------------------------------
Commercial Federal Corp.                 32,500    1,027,812
-------------------------------------------------------------
Compass Bancshares, Inc.                 10,000      451,250
-------------------------------------------------------------
Credito Italiano SpA                    190,000      994,599
-------------------------------------------------------------
First Chicago NBD Corp.                  11,400    1,010,325
-------------------------------------------------------------
First Union Corp.                        68,850    4,010,513
-------------------------------------------------------------
Fleet Financial Group, Inc.              25,000    2,087,500
-------------------------------------------------------------
Hubco, Inc.                              47,500    1,701,094
-------------------------------------------------------------
KeyCorp                                  20,000      712,500
-------------------------------------------------------------
Societe Generale                          7,500    1,555,821
-------------------------------------------------------------
Sovereign Bancorp, Inc.                  92,500    1,511,797
-------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR
Representing 500 Units of one
Preferred Share of Unibanco and
one Preferred Share of Unibanco
Holdings SA(3)                           25,000      737,500
-------------------------------------------------------------
Union Planters Corp.                     45,000    2,646,563
                                                 ------------
                                                  29,821,926
-------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.0%
American Express Co.(2)                  15,000    1,710,000
-------------------------------------------------------------
Arm Financial Group, Inc., Cl. A         55,000    1,216,875
-------------------------------------------------------------
CRIIMI MAE, Inc.                         25,000      346,875
-------------------------------------------------------------
Merrill Lynch & Co., Inc.(2)              2,500      230,625
-------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         18,500    1,690,438
-------------------------------------------------------------
Travelers Group, Inc.                    10,000      606,250
-------------------------------------------------------------
UniCapital Corp.(1)                     115,000    2,199,375
                                                 ------------
                                                   8,000,438
-------------------------------------------------------------
INSURANCE - 4.8%
Allstate Corp.                           35,000    3,204,688
-------------------------------------------------------------
Cigna Corp.                               9,000      621,000
-------------------------------------------------------------
Everest Reinsurance Holdings, Inc.      200,000    7,687,500
-------------------------------------------------------------
Life Re Corp.                            15,000    1,230,000
                                                 ------------
                                                  12,743,188
-------------------------------------------------------------
INDUSTRIAL - 12.2%
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
Raychem Corp.                            55,000    1,625,938
-------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.9%
Kennametal, Inc.                         67,500    2,818,125
-------------------------------------------------------------
Owens Corning                            25,000    1,020,313
-------------------------------------------------------------
Owens-Illinois, Inc.(1)                  25,000    1,118,750
                                                 ------------
                                                   4,957,188
-------------------------------------------------------------
INDUSTRIAL SERVICES - 4.7%
Allied Waste Industries, Inc.(1)         27,500      660,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)

Ikon Office Solutions, Inc.             225,000  $ 3,276,563
-------------------------------------------------------------
Loewen Group, Inc.                       20,000      540,000
-------------------------------------------------------------
Waste Management, Inc.                  225,000    7,875,000
                                                 ------------
                                                  12,351,563
-------------------------------------------------------------
MANUFACTURING - 5.0%
American Standard Cos., Inc.(1)          75,000    3,351,563
-------------------------------------------------------------
Halter Marine Group, Inc.(1)            305,000    4,594,063
-------------------------------------------------------------
MascoTech, Inc.                          40,000      960,000
-------------------------------------------------------------
Mettler-Toledo International,
Inc.(1)                                 202,500    4,062,656
-------------------------------------------------------------
Tenneco, Inc. (New)                       7,500      285,469
                                                 ------------
                                                  13,253,751
-------------------------------------------------------------
TECHNOLOGY - 14.5%
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
Boeing Co.                                6,500      289,656
-------------------------------------------------------------
COMPUTER HARDWARE - 4.2%
International Business Machines
Corp.                                    17,500    2,009,219
-------------------------------------------------------------
Seagate Technology, Inc.(1)(2)           20,000      476,250
-------------------------------------------------------------
Sun Microsystems, Inc.(1)                30,000    1,303,125
-------------------------------------------------------------
Waters Corp.(1)                         122,500    7,219,844
                                                 ------------
                                                  11,008,438
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 8.0%
First Data Corp.(2)                     125,000    4,164,063
-------------------------------------------------------------
PLATINUM Technology, Inc.(1)            250,000    7,140,625
-------------------------------------------------------------
Structural Dynamics Research
Corp.(1)                                357,500    8,267,188
-------------------------------------------------------------
Unigraphics Solutions, Inc.(1)           99,400    1,391,600
                                                 ------------
                                                  20,963,476
-------------------------------------------------------------
ELECTRONICS - 0.3%
Intel Corp.(2)                            4,000      296,500
-------------------------------------------------------------
LSI Logic Corp.(1)(2)                     7,500      172,969
-------------------------------------------------------------
Xilinx, Inc.(1)(2)                        6,000      204,000
                                                 ------------
                                                     673,469
-------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
1.9%
CIENA Corp.(1)(2)                        20,000    1,392,500
-------------------------------------------------------------
Cisco Systems, Inc.(2)                   22,500    2,071,406
-------------------------------------------------------------
RCN Corp.(1)                             73,800    1,429,875
                                                 ------------
                                                   4,893,781
-------------------------------------------------------------
UTILITIES - 3.5%
-------------------------------------------------------------
TELEPHONE UTILITIES - 3.5%
MCI Communications Corp.                 72,500    4,214,063
-------------------------------------------------------------
Qwest Communications International,
Inc.(1)                                  99,118    3,456,740

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)

Telecomunicacoes Brasileiras SA,
Sponsored ADR                            14,250  $ 1,555,922
                                                 ------------
                                                   9,226,725
                                                 ------------
Total Common Stocks (Cost
$199,647,145)                                    224,583,372
-------------------------------------------------------------
PREFERRED STOCKS - 7.2%
-------------------------------------------------------------
Automatic Commission Exchange
Security Trust II, 6.50% Cv.
Preferred (exchangeable to common
stock of Republic Industries, Inc.
"TRACES" effective 5/15/00)             100,000    2,400,000
-------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(4)         25,000    1,453,125
-------------------------------------------------------------
Continental Airlines Finance Trust,
8.50% Cv. Trust Originated
Preferred Securities                     10,000    1,273,750
-------------------------------------------------------------
Evergreen Media Corp., 6% Cv.
Preferred(4)                             20,000    2,055,000
-------------------------------------------------------------
Host Marriott Corp. 6.75% Preferred
Stock                                     2,500      132,188
-------------------------------------------------------------
Host Marriott Financial Trust,
6.75% Cv. Preferred Stock(4)             25,000    1,321,875
-------------------------------------------------------------
ICG Communications, Inc., 6.75% Cv.
Preferred Stock(4)                       50,000    4,181,250
-------------------------------------------------------------
Intermedia Communications, Inc., 7%
Cv. Preferred Stock(4)                   72,770    4,047,831
-------------------------------------------------------------
QUALCOMM Financial Trust I, 5.75%
Cum. Cv. Preferred Securities,
Non-Vtg.                                 25,000    1,206,250
-------------------------------------------------------------
Union Pacific Capital Trust, 6.25%
Cv. Preferred Stock(4)                   20,000      922,500
                                                 ------------
Total Preferred Stocks (Cost
$14,399,660)                                      18,993,769
-------------------------------------------------------------
OTHER SECURITIES - 0.9%
-------------------------------------------------------------
Houston Industries, Inc., 7%
Automatic Common Exchange
Securities, 7/1/00 (Time Warner,
Inc.)                                    25,000    1,862,500
-------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25%
Structured Yield Product
Exchangeable for Stock of IMC
Global, Inc.                             17,500      551,250
                                                 ------------
Total Other Securities (Cost
$1,813,623)                                        2,413,750

                                     PRINCIPAL
                                     AMOUNT
-------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.4%
-------------------------------------------------------------
U.S. Treasury Bonds, 6.375%,
8/15/27                              $1,500,000    1,648,126
-------------------------------------------------------------
U.S. Treasury Bonds, 6.50%,
11/15/26                              3,500,000    3,888,283
-------------------------------------------------------------
U.S. Treasury Bonds, STRIPS,
6.146%, 2/15/27(5)                    3,000,000      608,802
                                                 ------------
Total U.S. Government Obligations
(Cost $5,389,128)                                  6,145,211
-------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 4.7%
-------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts.,
2/1/04(4)                             1,000,000      760,000
-------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts.,
2/1/04                                  500,000      380,000
-------------------------------------------------------------
AMF Bowling, Inc., Zero Coupon Cv.
Debs., 7%, 5/12/18(4)(5)              5,000,000    1,300,000
-------------------------------------------------------------
Continental Airlines, Inc., 6.75%
Cv. Sub. Nts., 4/15/06                  500,000    1,033,125
-------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv.
Sub. Nts., 7/1/00                     1,250,000    1,156,250
-------------------------------------------------------------
Magna International, Inc., 4.875%
Cv. Sub. Debs., 2/15/05(4)              500,000      552,500
-------------------------------------------------------------
PLATINUM Technology, Inc., 6.25%
Cv. Sub. Nts., 12/15/02(4)            2,000,000    2,072,500
-------------------------------------------------------------
PLATINUM Technology, Inc., 6.75%
Cv. Sub. Nts., 11/15/01                 500,000    1,056,875
-------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts.,
8/1/04                                1,250,000    1,200,000
-------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub.
Nts., 9/15/06                         1,750,000    1,614,375

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
-------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES (CONTINUED)
-------------------------------------------------------------

Tower Automotive, Inc., 5% Cv. Sub.
Nts., 8/1/04(4)                      $  500,000  $    520,625
-------------------------------------------------------------
Western Digital Corp., Zero Coupon
Cv. Sub. Debs., 5.249%,
2/18/18(4)(5)                         3,000,000       787,500
                                                 ------------
Total Convertible Corporate Bonds
and Notes (Cost $11,743,013)                       12,433,750
-------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.2%
-------------------------------------------------------------
Repurchase agreement with Salomon
Smith Barney Holdings, Inc., 5.90%,
dated 6/30/98, to be repurchased at
$500,082 7/1/98, collateralized by
U.S. Treasury Bonds, 8.75%-10.625%,
2/15/15-2/15/19, with a value of
$513,294                                500,000       500,000
-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$233,492,569)                             100.9%  265,069,852
-------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                     (0.9)   (2,289,590)
                                     ----------  ------------
NET ASSETS                                100.0% $262,780,262
                                     ----------  ------------
                                     ----------  ------------

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                                                                      MARKET
                                              SHARES SUBJECT   EXPIRATION   EXERCISE     PREMIUM      VALUE
                                              TO CALL          DATE         PRICE        RECEIVED     NOTE 1
----------------------------------------------------------------------------------------------------------------
AMR Corp.                                            5,000           7/98    $      78    $  22,974    $  31,875
American Express Co.                                 7,500          10/98          115       50,711       51,563
CBS Corp.                                           50,000           7/98           38       67,248        3,125
CIENA Corp.                                         20,000           7/98           60       71,898      200,000
Cisco Systems, Inc.                                 15,000           7/98           67      171,108      380,625
First Data Corp.                                    75,000           8/98           40       54,373        4,688
First Data Corp.                                    30,000           7/98           35       30,974        9,375
Intel Corp.                                          4,000           7/98           75        5,630        9,000
LSI Logic Corp.                                      7,500           7/98           25        7,275        2,812
Merrill Lynch & Co., Inc.                            2,500           7/98           95        4,924        5,937
Mirage Resorts, Inc.                                30,000           8/98           30       38,474        1,875
Seagate Technology, Inc.                             7,500           7/98           25        5,162        6,094
Xilinx, Inc.                                         6,000           7/98           40        2,880        1,500
                                                                                         -----------  -----------
                                                                                          $ 533,631    $ 708,469
                                                                                         -----------  -----------
                                                                                         -----------  -----------

3. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,974,706 or 7.60% of the Trust's net assets as of June 30, 1998.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
                                                                      VALUE
                                                              SHARES  NOTE 1
-----------------------------------------------------------------------------
COMMON STOCKS - 98.5%
-----------------------------------------------------------------------------
CONSUMER CYCLICALS - 14.4%
-----------------------------------------------------------------------------
AUTOS & HOUSING - 1.4%
Fairfield Communities, Inc.(1)                                  200   $ 3,837
-----------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.1%
Cinar Films, Inc., Cl. B(1)                                     400     7,800
-----------------------------------------------------------------------------
Star Buffet, Inc.(1)                                            400     3,300
                                                                      -------
                                                                       11,100
-----------------------------------------------------------------------------
MEDIA - 1.7%
Applied Graphics Technologies, Inc.(1)                          100     4,575
-----------------------------------------------------------------------------
RETAIL: SPECIALTY - 7.2%
Central Garden & Pet Co.(1)                                     100     3,112
-----------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                       200     6,112
-----------------------------------------------------------------------------
Pier 1 Imports, Inc.                                            200     4,775
-----------------------------------------------------------------------------
Renters Choice, Inc.(1)                                         200     5,675
                                                                      -------
                                                                       19,674
-----------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 21.9%
-----------------------------------------------------------------------------
EDUCATION - 5.1%
Education Management Corp.(1)                                   200     6,575
-----------------------------------------------------------------------------
Strayer Education, Inc.                                         200     7,250
                                                                      -------
                                                                       13,825
-----------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 16.8%
Cornell Corrections, Inc.(1)                                    400     8,400
-----------------------------------------------------------------------------
Covance, Inc.(1)                                                200     4,500
-----------------------------------------------------------------------------
Medical Manager Corp.(1)                                        200     5,525
-----------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                       200     8,812
-----------------------------------------------------------------------------
Serologicals Corp.(1)                                           400    12,900
-----------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                                200     5,600
                                                                      -------
                                                                       45,737
-----------------------------------------------------------------------------
ENERGY - 5.0%
-----------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 5.0%
Cal Dive International, Inc.(1)                                 200     5,512
-----------------------------------------------------------------------------
Core Laboratories NV(1)                                         200     4,325
-----------------------------------------------------------------------------
Cross Timbers Oil Co.                                           200     3,813
                                                                      -------
                                                                       13,650

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                      MARKET
                                                                      VALUE
                                                              SHARES  NOTE 1
-----------------------------------------------------------------------------
FINANCIAL - 7.7%
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.7%
First Alliance Corp.(1)                                         200   $ 1,400
-----------------------------------------------------------------------------
Investors Financial Services Corp.                              200    10,600
-----------------------------------------------------------------------------
Resource America, Inc., Cl. A                                   300     8,888
                                                                      -------
                                                                       20,888
-----------------------------------------------------------------------------
INDUSTRIAL - 18.2%
-----------------------------------------------------------------------------
INDUSTRIAL SERVICES - 16.9%
American Disposal Services, Inc.(1)                             200     9,375
-----------------------------------------------------------------------------
CORT Business Services Corp.(1)                                 100     3,150
-----------------------------------------------------------------------------
Eastern Environmental Services, Inc.(1)                         200     6,800
-----------------------------------------------------------------------------
Group Maintenance America Corp.(1)                              200     3,600
-----------------------------------------------------------------------------
Metzler Group, Inc.(1)                                          200     7,325
-----------------------------------------------------------------------------
NCO Group, Inc.(1)                                              200     4,400
-----------------------------------------------------------------------------
Service Experts, Inc.(1)                                        100     3,450
-----------------------------------------------------------------------------
U.S. Rentals, Inc.(1)                                           200     7,888
                                                                      -------
                                                                       45,988
-----------------------------------------------------------------------------
MANUFACTURING - 1.3%
Applied Power, Inc., Cl. A                                      100     3,438
-----------------------------------------------------------------------------
TECHNOLOGY - 21.7%
-----------------------------------------------------------------------------
COMPUTER HARDWARE - 4.6%
Network Appliance, Inc.(1)                                      100     3,894
-----------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A(1)                              200     8,550
                                                                      -------
                                                                       12,444
-----------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 11.4%
Aspen Technologies, Inc.(1)                                     100     5,050
-----------------------------------------------------------------------------
Documentum, Inc.(1)                                             100     4,800
-----------------------------------------------------------------------------
Engineering Animation, Inc.(1)                                  100     6,100
-----------------------------------------------------------------------------
JDA Software Group, Inc.(1)                                     100     4,375
-----------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                    200     6,100
-----------------------------------------------------------------------------
Visio Corp.(1)                                                  100     4,775
                                                                      -------
                                                                       31,200
-----------------------------------------------------------------------------
ELECTRONICS - 2.7%
Pittway Corp., Cl. A                                            100     7,388
-----------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.0%
General Cable Corp.                                             150     4,331
-----------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)                               100     4,006
                                                                      -------
                                                                        8,337

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                                      MARKET
                                                                      VALUE
                                                              SHARES  NOTE 1
-----------------------------------------------------------------------------
UTILITIES - 9.6%
-----------------------------------------------------------------------------
TELEPHONE UTILITIES - 9.6%
Electric Lightwave, Inc.(1)                                     200   $ 2,213
-----------------------------------------------------------------------------
ICG Communications, Inc.(1)                                     100     3,656
-----------------------------------------------------------------------------
RSL Communications Ltd., Cl. A(1)                               200     6,000
-----------------------------------------------------------------------------
Star Telecommunications, Inc.                                   200     4,475
-----------------------------------------------------------------------------
Telegroup, Inc.(1)                                              400     3,700
-----------------------------------------------------------------------------
US LEC Corp., Cl. A(1)                                          300     6,263
                                                                      -------
                                                                       26,307
-----------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $274,288)                    98.5%  268,388
-----------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                 1.5     3,965
                                                              ------  -------
NET ASSETS                                                    100.0% $272,353
                                                              ------  -------
                                                              ------  -------

1. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

                                                                                          OPPENHEIMER
                                          OPPENHEIMER     OPPENHEIMER     OPPENHEIMER     AGGRESSIVE        OPPENHEIMER
                                          MONEY           HIGH INCOME     BOND            GROWTH            GROWTH
                                          FUND            FUND            FUND            FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 134,634,424   $ 341,540,046   $ 658,280,308   $ 1,101,887,376   $ 661,873,611
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts -
see applicable note                                  --           2,899          37,810                --              --
-------------------------------------------------------------------------------------------------------------------------
Cash                                             41,074          47,303       4,122,700            85,962         252,868
-------------------------------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                        242,566       5,457,756       8,176,645           262,168         324,484
Closed forward foreign currency exchange
contracts                                            --         122,437              --                --              --
Daily variation on futures contracts -
see applicable note                                  --              --         159,189                --              --
Shares of beneficial interest sold            1,416,947         629,311         769,532           114,694         528,369
Investments sold                                     --       1,923,434      86,916,137        15,798,193       2,341,593
-------------------------------------------------------------------------------------------------------------------------
Other                                             2,664           3,594           3,828             3,517           3,873
                                          -------------   -------------   -------------   ---------------   -------------
Total assets                                136,337,675     349,726,780     758,466,149     1,118,151,910     665,324,798
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                       --              --              --                --              --
-------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums
received ***) - see accompanying
statements and notes                                 --              --              --                --              --
-------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                      --              --              --                --              --
-------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Closed forward foreign currency exchange
contracts                                            --              --          16,014                --              --
Daily variation on futures contracts -
see applicable note                                  --              --          66,516                --              --
Dividends                                       230,095              --              --                --              --
Custodian fees                                    1,714          13,308          15,782             7,854           8,288
Shareholder reports                              21,565          53,455          79,628            74,914          73,932
Legal, auditing and other professional
fees                                              4,544           7,334           6,579             8,600           6,333
Investments purchased (including those
purchased on a when-issued basis ****) -
see applicable note                                  --       8,753,878     184,893,140        15,255,568       6,620,975
Shares of beneficial interest redeemed        1,014,734         713,324         781,554        14,842,137       1,111,628
Other                                             8,693          67,578          10,847            19,210          23,725
                                          -------------   -------------   -------------   ---------------   -------------
Total liabilities                             1,281,345       9,608,877     185,870,060        30,208,283       7,844,881
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 135,056,330   $ 340,117,903   $ 572,596,089   $ 1,087,943,627   $ 657,479,917
                                          -------------   -------------   -------------   ---------------   -------------
                                          -------------   -------------   -------------   ---------------   -------------
-------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                           $ 135,072,452   $ 321,311,816   $ 550,102,017   $   767,040,666   $ 477,057,694
-------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                                    --       7,936,671      10,105,624          (523,288)      2,014,855
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                    (16,122)      3,581,502        (147,266)       11,967,970      18,881,716
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies                    --       7,287,914      12,535,714       309,458,279     159,525,652
                                          -------------   -------------   -------------   ---------------   -------------
Net Assets                                $ 135,056,330   $ 340,117,903   $ 572,596,089   $ 1,087,943,627   $ 657,479,917
                                          -------------   -------------   -------------   ---------------   -------------
                                          -------------   -------------   -------------   ---------------   -------------
-------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                 135,072,473      29,561,356      47,768,614        23,226,754      18,996,908
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $        1.00   $       11.51   $       11.99   $         46.84   $       34.61
* Cost                                    $ 134,634,424   $ 334,254,757   $ 646,313,907   $   792,429,098   $ 502,348,197
** Repurchase agreements                  $          --   $  45,500,000   $  15,200,000   $    28,000,000   $  87,100,000
*** Premiums received                     $          --   $          --   $          --   $            --   $          --
**** When-issued                          $          --   $   1,472,599   $ 167,878,635   $            --   $          --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED) (CONTINUED)

                                          OPPENHEIMER     OPPENHEIMER       OPPENHEIMER       OPPENHEIMER        OPPENHEIMER
                                          MULTIPLE        GLOBAL            STRATEGIC         GROWTH &           SMALL
                                          STRATEGIES      SECURITIES        BOND              INCOME             CAP GROWTH
                                          FUND            FUND              FUND              FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 679,676,602   $ 1,147,796,728   $   276,829,739     $  265,069,852   $      268,388
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts -
see applicable note                                  --                --           119,388                 --               --
-------------------------------------------------------------------------------------------------------------------------------
Cash                                            600,465                --           258,088          1,190,321            7,986
-------------------------------------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                      4,569,235         1,844,610         4,303,016            458,387               --
Closed forward foreign currency exchange
contracts                                            --         2,258,320           108,498                 --               --
Daily variation on futures contracts -
see applicable note                                  --                --            66,699                 --               --
Shares of beneficial interest sold              179,763           374,264            80,513            480,216            1,251
Investments sold                                246,911         2,951,544         3,803,435          2,547,726               --
-------------------------------------------------------------------------------------------------------------------------------
Other                                             5,443             5,608             2,629              3,424              356
                                          -------------   ---------------   ---------------   ----------------   --------------
Total assets                                685,278,419     1,155,231,074       285,572,005        269,749,926          277,981
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                       --            41,276                --                 --               --
-------------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums
received ***) - see accompanying
statements and notes                          4,159,200                --            14,343            708,469               --
-------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                      --                --            11,255                 --               --
-------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Closed forward foreign currency exchange
contracts                                            --                --                --                 --               --
Daily variation on futures contracts -
see applicable note                                  --                --                --                 --               --
Dividends                                            --                --                --                 --               --
Custodian fees                                   11,690            48,100             4,220              2,730               --
Shareholder reports                              56,021           134,255            38,627             27,239               --
Legal, auditing and other professional
fees                                              8,218             9,954             5,528              4,822               --
Investments purchased (including those
purchased on a when-issued basis ****) -
see applicable note                           6,497,696        18,071,265        27,327,681          5,766,845            5,563
Shares of beneficial interest redeemed          513,012         1,094,872           718,539            431,912               --
Other                                                71            18,183            14,088             27,647               65
                                          -------------   ---------------   ---------------   ----------------   --------------
Total liabilities                            11,245,908        19,417,905        28,134,281          6,969,664            5,628
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 674,032,511   $ 1,135,813,169   $   257,437,724     $  262,780,262   $      272,353
                                          -------------   ---------------   ---------------   ----------------   --------------
                                          -------------   ---------------   ---------------   ----------------   --------------
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                           $ 537,353,354   $   902,385,261   $   251,985,026     $  222,385,707   $      284,350
-------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                             7,955,462         6,429,535         6,225,829            668,366             (218)
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                 18,875,263        66,987,773        (1,547,090)         8,323,744           (5,879)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies           109,848,432       160,010,600           773,959         31,402,445           (5,900)
                                          -------------   ---------------   ---------------   ----------------   --------------
Net Assets                                $ 674,032,511   $ 1,135,813,169   $   257,437,724     $  262,780,262   $      272,353
                                          -------------   ---------------   ---------------   ----------------   --------------
                                          -------------   ---------------   ---------------   ----------------   --------------
-------------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                  39,377,086        52,333,382        50,044,023         11,882,321           28,498
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $       17.12   $         21.70   $          5.14     $        22.12   $         9.56
* Cost                                    $ 568,233,097   $   987,814,520   $   276,278,205     $  233,492,569   $      274,288
** Repurchase agreements                  $  72,900,000   $   125,900,000   $       700,000     $      500,000   $           --
*** Premiums received                     $   2,591,585   $            --   $        35,067     $      533,631   $           --
**** When-issued                          $   6,108,646   $            --   $            --     $           --   $           --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                                            OPPENHEIMER
                                               OPPENHEIMER    OPPENHEIMER    OPPENHEIMER    AGGRESSIVE      OPPENHEIMER
                                               MONEY          HIGH INCOME    BOND           GROWTH          GROWTH
                                               FUND           FUND           FUND           FUND            FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of *)        $ 3,583,705   $ 13,295,561   $ 19,195,999   $   2,193,522   $  2,524,652
------------------------------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of **)               --        807,461        119,249         742,064      1,718,135
                                               ------------   ------------   ------------   -------------   ------------
Total income                                      3,583,705     14,103,022     19,315,248       2,935,586      4,242,787
------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees - see applicable note               282,326      1,164,161      1,968,262       3,302,300      2,059,876
------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                           5,666            348          5,403          22,032         14,739
------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees           5,352          8,536          8,465          11,761          8,196
------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                    1,705          2,486          2,497           3,477          2,501
------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                           1,275          1,956          2,016           2,298          1,104
------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                  19,808         53,724         56,937          62,057         72,712
------------------------------------------------------------------------------------------------------------------------
Other                                                 5,294         17,907         13,111          23,520         26,382
                                               ------------   ------------   ------------   -------------   ------------
Total expenses                                      321,426      1,249,118      2,056,691       3,427,445      2,185,510
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                      3,262,279     12,853,904     17,258,557        (491,859)     2,057,277
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                              13      5,476,478      2,797,815      15,136,947     19,246,751
Closing of futures contracts                             --       (718,512)      (529,917)             --             --
Closing and expiration of options written                --        (34,656)            --              --             --
Foreign currency transactions                            --        241,282        175,431             (96)      (114,060)
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                              --     (3,297,928)     1,259,325     142,645,519     68,484,345
Translation of assets and liabilities
denominated in foreign currencies                        --        (73,031)      (265,254)         72,475       (208,526)
                                               ------------   ------------   ------------   -------------   ------------
Net realized and unrealized gain (loss)                  13      1,593,633      3,437,400     157,854,845     87,408,510
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $ 3,262,292   $ 14,447,537   $ 20,695,957   $ 157,362,986   $ 89,465,787
                                               ------------   ------------   ------------   -------------   ------------
                                               ------------   ------------   ------------   -------------   ------------
* Withholding taxes - interest                  $        --   $         --   $      8,942   $          --   $         --
** Withholding taxes - dividends                $        --   $         --   $         --   $          --   $         --

 1.  For the period from May 1, 1998 (commencement of operations) to June 30,
     1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) (CONTINUED)

                                               OPPENHEIMER    OPPENHEIMER     OPPENHEIMER    OPPENHEIMER    OPPENHEIMER
                                               MULTIPLE       GLOBAL          STRATEGIC      GROWTH &       SMALL CAP
                                               STRATEGIES     SECURITIES      BOND           INCOME         GROWTH
                                               FUND           FUND            FUND           FUND           FUND(1)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of *)       $ 12,788,689   $   7,041,632   $ 10,069,984   $    762,632     $       73
------------------------------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of **)        2,355,406       6,500,217        193,545      1,061,842             36
                                               ------------   -------------   ------------   ------------   ------------
Total income                                     15,144,095      13,541,849     10,263,529      1,824,474            109
------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees - see applicable note             2,351,674       3,591,385        860,659        772,758            327
------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                          61,255         185,287         21,850          4,109             --
------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees          11,745          14,284          6,793          8,317             --
------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                    3,150           3,547          1,847          1,920             --
------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                           4,147           2,370            678          1,310             --
------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                  55,254         133,710         28,355         18,336             --
------------------------------------------------------------------------------------------------------------------------
Other                                                 2,241          23,155         28,300         30,242             --
                                               ------------   -------------   ------------   ------------   ------------
Total expenses                                    2,489,466       3,953,738        948,482        836,992            327
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                     12,654,629       9,588,111      9,315,047        987,482           (218)
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                      20,134,610      81,848,753        958,461      8,321,705         (5,879)
Closing of futures contracts                             --      (2,745,618)       540,883             --             --
Closing and expiration of options written           606,742              --         27,036        121,772             --
Foreign currency transactions                    (1,106,375)    (12,124,466)    (1,600,504)       (49,118)            --
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                      17,606,092      62,901,448     (2,599,726)    13,183,162         (5,900)
Translation of assets and liabilities
denominated in foreign currencies                (5,164,837)    (19,501,835)       809,683        (33,017)            --
                                               ------------   -------------   ------------   ------------   ------------
Net realized and unrealized gain (loss)          32,076,232     110,378,282     (1,864,167)    21,544,504        (11,779)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $ 44,730,861   $ 119,966,393   $  7,450,880   $ 22,531,986     $  (11,997)
                                               ------------   -------------   ------------   ------------   ------------
                                               ------------   -------------   ------------   ------------   ------------
* Withholding taxes - interest                 $         --   $          --   $     49,348   $         --     $       --
** Withholding taxes - dividends               $     61,592   $     322,537   $         --   $         --     $       --

 1.  For the period from May 1, 1998 (commencement of operations) to June 30,
     1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1997

                                         OPPENHEIMER                     OPPENHEIMER
                                            MONEY                        HIGH INCOME
                                            FUND                            FUND
                                         1998            1997            1998            1997
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   3,262,279   $   6,934,054   $  12,853,904   $  19,861,042
---------------------------------------------------------------------------------------------
Net realized gain (loss)                   13           2,232       4,964,592       6,265,470
---------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation               --              --      (3,370,959)         93,210
                                -------------   -------------   -------------   -------------
Net increase (decrease) in net
assets resulting from
operations                          3,262,292       6,936,286      14,447,537      26,219,722
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (3,262,279)     (6,937,040)     (6,694,100)    (18,546,183)
---------------------------------------------------------------------------------------------
Distributions from net
realized gain                              --              --      (8,113,249)       (138,778)
---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                                8,273,935      (2,935,384)     49,154,924      92,494,657
---------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)           8,273,948      (2,936,138)     48,795,112     100,029,418
---------------------------------------------------------------------------------------------
Beginning of period               126,782,382     129,718,520     291,322,791     191,293,373
                                -------------   -------------   -------------   -------------
End of period                   $ 135,056,330   $ 126,782,382   $ 340,117,903   $ 291,322,791
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
Undistributed
(overdistributed) net
investment income               $          --   $          --   $   7,936,671   $   1,776,867

                                         OPPENHEIMER                      OPPENHEIMER
                                            BOND                       AGGRESSIVE GROWTH
                                            FUND                             FUND
                                         1998            1997              1998            1997
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  17,258,557   $  30,219,733   $      (491,859)  $   2,349,366
-----------------------------------------------------------------------------------------------
Net realized gain (loss)            2,443,329       4,038,585        15,136,851      21,293,313
-----------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation          994,071       6,440,140       142,717,994      61,517,825
                                -------------   -------------   ---------------   -------------
Net increase (decrease) in net
assets resulting from
operations                         20,695,957      40,698,458       157,362,986      85,160,504
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (9,009,960)    (27,908,616)       (2,267,792)     (1,547,409)
-----------------------------------------------------------------------------------------------
Distributions from net
realized gain                      (8,154,014)     (1,447,022)      (23,288,487)    (30,466,762)
-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                               48,986,078      82,296,263        78,329,447     207,268,868
-----------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)          52,518,061      93,639,083       210,136,154     260,415,201
-----------------------------------------------------------------------------------------------
Beginning of period               520,078,028     426,438,945       877,807,473     617,392,272
                                -------------   -------------   ---------------   -------------
End of period                   $ 572,596,089   $ 520,078,028   $ 1,087,943,627   $ 877,807,473
                                -------------   -------------   ---------------   -------------
                                -------------   -------------   ---------------   -------------
Undistributed
(overdistributed) net
investment income               $  10,105,624   $   1,857,027   $      (523,288)  $   2,236,363

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                         OPPENHEIMER                     OPPENHEIMER                      OPPENHEIMER
                                           GROWTH                    MULTIPLE STRATEGIES               GLOBAL SECURITIES
                                            FUND                            FUND                             FUND
                                         1998            1997            1998            1997              1998            1997
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   2,057,277   $   3,966,775   $  12,654,629   $  21,778,851   $     9,588,111   $  12,143,675
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)           19,132,691      47,435,793      19,634,977      34,197,105        66,978,669     103,718,556
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation       68,275,819      34,194,334      12,441,255      32,455,612        43,399,613      33,657,002
                                -------------   -------------   -------------   -------------   ---------------   -------------
Net increase (decrease) in net
assets resulting from
operations                         89,465,787      85,596,902      44,730,861      88,431,568       119,966,393     149,519,233
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (3,939,381)     (1,639,463)     (5,964,037)    (21,242,764)      (21,307,082)     (8,181,958)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net
realized gain                     (47,530,889)    (17,220,011)    (34,591,414)    (18,354,349)      (80,203,951)             --
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                              125,578,426     141,248,396      32,312,271     104,424,895       158,247,589     235,692,756
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)         163,573,943     207,985,824      36,487,681     153,259,350       176,702,949     377,030,031
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period               493,905,974     285,920,150     637,544,830     484,285,480       959,110,220     582,080,189
                                -------------   -------------   -------------   -------------   ---------------   -------------
End of period                   $ 657,479,917   $ 493,905,974   $ 674,032,511   $ 637,544,830   $ 1,135,813,169   $ 959,110,220
                                -------------   -------------   -------------   -------------   ---------------   -------------
                                -------------   -------------   -------------   -------------   ---------------   -------------
Undistributed
(overdistributed) net
investment income               $   2,014,855   $   3,896,959   $   8,187,872   $   1,264,870   $     6,429,535   $  18,148,506

                                         OPPENHEIMER                     OPPENHEIMER                   OPPENHEIMER
                                       STRATEGIC BOND                  GROWTH & INCOME                  SMALL CAP
                                            FUND                            FUND                     GROWTH FUND(1)
                                         1998            1997            1998            1997        1998            1997
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   9,315,047   $  13,156,048   $     987,482   $   1,094,913   $    (218)  $          --
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)              (74,124)        894,858       8,394,359       9,837,467      (5,879)             --
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation       (1,790,043)       (441,401)     13,150,145      15,049,196      (5,900)             --
                                -------------   -------------   -------------   -------------   ---------   -------------
Net increase (decrease) in net
assets resulting from
operations                          7,450,880      13,609,505      22,531,986      25,981,576     (11,997)             --
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (3,974,494)    (12,654,390)       (449,201)       (976,438)         --              --
-------------------------------------------------------------------------------------------------------------------------
Distributions from net
realized gain                      (2,561,341)       (207,080)     (9,891,404)     (2,670,354)         --              --
-------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                               48,683,275      88,374,959      95,221,131      86,023,722     284,350              --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)          49,598,320      89,122,994     107,412,512     108,358,506     272,353              --
-------------------------------------------------------------------------------------------------------------------------
Beginning of period               207,839,404     118,716,410     155,367,750      47,009,244          --              --
                                -------------   -------------   -------------   -------------   ---------   -------------
End of period                   $ 257,437,724   $ 207,839,404   $ 262,780,262   $ 155,367,750   $ 272,353   $          --
                                -------------   -------------   -------------   -------------   ---------   -------------
                                -------------   -------------   -------------   -------------   ---------   -------------
Undistributed
(overdistributed) net
investment income               $   6,225,829   $     885,276   $     668,366   $     130,085   $    (218)  $          --

 1.  For period from May 1, 1998 (commencement of operations) to June 30, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.00           $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------
Income from investment
operations - net investment
income and net realized gain           .03             .05          .05          .06          .04          .03
Dividends and distributions to
shareholders                          (.03)           (.05)        (.05)        (.06)        (.04)        (.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $1.00           $1.00        $1.00        $1.00        $1.00        $1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                       2.61%           5.31%        5.13%        5.62%        4.25%        3.09%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  135,056        $126,782     $129,719     $ 65,386     $ 89,671     $ 61,221
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  126,567        $133,707     $ 99,263     $ 75,136     $ 90,264     $ 57,654
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.20%(2)        5.19%        5.01%        5.52%        4.18%        3.12%
Expenses                              0.51%(2)        0.48%        0.49%        0.51%        0.43%        0.43%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $11.52          $11.13       $10.63       $ 9.79       $11.02       $ 9.74
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .43             .94          .97          .98          .94          .82
Net realized and unrealized
gain (loss)                            .11             .37          .58          .94        (1.27)        1.65
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .54            1.31         1.55         1.92         (.33)        2.47
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.25)           (.91)       (1.05)       (1.08)        (.66)       (1.19)
Distributions from net
realized gain                         (.30)           (.01)          --           --         (.24)          --
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.55)           (.92)       (1.05)       (1.08)        (.90)       (1.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $11.51          $11.52       $11.13       $10.63       $ 9.79       $11.02
                                -------------     --------     --------     --------     --------     --------
                                -------------     --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                              4.76%          12.21%       15.26%       20.37%       (3.18)%      26.34%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  340,118        $291,323     $191,293     $133,451     $ 95,698     $ 93,011
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  317,995        $223,617     $157,203     $115,600     $101,096     $ 67,000
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 8.15%(2)        8.88%        9.18%        9.81%        9.15%       10.50%
Expenses                              0.79%(2)        0.82%        0.81%        0.81%        0.67%        0.68%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)           144.3%          167.6%       125.0%       107.1%       110.1%       135.7%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $443,903,801 and $376,184,299, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $11.91          $11.63       $11.84       $10.78       $11.65       $10.99
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .37             .76          .69          .72          .76          .65
Net realized and unrealized
gain (loss)                            .09             .28         (.15)        1.07         (.98)         .76
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .46            1.04          .54         1.79         (.22)        1.41
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.20)           (.72)        (.74)        (.73)        (.62)        (.75)
Distributions from net
realized gain                         (.18)           (.04)        (.01)          --         (.03)          --
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.38)           (.76)        (.75)        (.73)        (.65)        (.75)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $11.99          $11.91       $11.63       $11.84       $10.78       $11.65
                                    ------        --------     --------     --------     --------     --------
                                    ------        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                              3.94%           9.25%        4.80%       17.00%       (1.94)%      13.04%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  572,596        $520,078     $426,439     $211,232     $135,067     $111,846
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  549,442        $449,760     $296,253     $170,929     $121,884     $ 87,215
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 6.33%(2)        6.72%        6.72%        6.91%        7.30%        7.20%
Expenses                              0.75%(2)        0.78%        0.78%        0.80%        0.57%        0.46%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)            12.4%          116.9%        82.3%        79.4%        35.1%        36.3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $136,308,857 and $63,248,543, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $40.96          $38.71       $34.21       $25.95       $31.64       $26.04
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                 (.02)            .10          .09          .11          .10          .05
Net realized and unrealized
gain (loss)                           7.07            4.01         6.59         8.29        (2.22)        6.71
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                 7.05            4.11         6.68         8.40        (2.12)        6.76
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.10)           (.09)        (.11)        (.09)        (.04)        (.06)
Distributions from net
realized gain                        (1.07)          (1.77)       (2.07)        (.05)       (3.53)       (1.10)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders        (1.17)          (1.86)       (2.18)        (.14)       (3.57)       (1.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $46.84          $40.96       $38.71       $34.21       $25.95       $31.64
                                    ------        --------     --------     --------     --------     --------
                                    ------        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                             17.40%          11.67%       20.22%       32.52%       (7.59)%      27.32%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $1,087,944        $877,807     $617,392     $325,404     $185,774     $136,885
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  971,134        $753,852     $467,080     $240,730     $153,832     $ 98,228
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                (0.10)%(2)       0.31%        0.32%        0.47%        0.50%        0.23%
Expenses                              0.71%(2)        0.73%        0.75%        0.78%        0.57%        0.47%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)            36.7%           87.6%       100.1%       125.5%        96.5%       122.8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $475,558,904 and $334,257,411, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $32.44          $27.24       $23.55       $17.68       $17.70       $16.96
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                 0.09             .25          .15          .25          .22          .46
Net realized and unrealized
gain (loss)                           5.26            6.62         5.46         6.10         (.05)         .74
--------------------------------------------------------------------------------------------------------------
Total income from investment
operations                            5.35            6.87         5.61         6.35          .17         1.20
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.24)           (.15)        (.25)        (.22)        (.15)        (.14)
Distributions from net
realized gain                        (2.94)          (1.52)       (1.67)        (.26)        (.04)        (.32)
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders        (3.18)          (1.67)       (1.92)        (.48)        (.19)        (.46)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $34.61          $32.44       $27.24       $23.55       $17.68       $17.70
                                    ------        --------     --------     --------     --------     --------
                                    ------        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                             17.03%          26.68%       25.20%       36.65%        0.97%        7.25%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  657,480        $493,906     $285,920     $117,710     $ 63,283     $ 56,701
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  577,221        $390,447     $152,466     $ 88,803     $ 59,953     $ 46,389
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 0.72%(2)        1.02%        1.08%        1.46%        1.38%        1.13%
Expenses                              0.76%(2)        0.75%        0.81%(3)     0.79%        0.58%        0.50%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)            32.1%           66.0%        65.4%        58.2%        53.8%        12.6%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The expense ratio was 0.79% net of the voluntary reimbursement by the Manager.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $254,181,356 and $156,337,547, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $17.01          $15.63       $14.55       $12.91       $13.88       $12.47
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .32             .62          .72          .66          .63          .55
Net realized and unrealized
gain (loss)                            .88            1.95         1.45         2.00         (.90)        1.41
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                 1.20            2.57         2.17         2.66         (.27)        1.96
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.16)           (.61)        (.74)        (.65)        (.60)        (.55)
Distributions from net
realized gain                         (.93)           (.58)        (.35)        (.37)        (.10)          --
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders        (1.09)          (1.19)       (1.09)       (1.02)        (.70)        (.55)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $17.12          $17.01       $15.63       $14.55       $12.91       $13.88
                                    ------        --------     --------     --------     --------     --------
                                    ------        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                              7.09%          17.22%       15.50%       21.36%       (1.95)%      15.95%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  674,033        $637,545     $484,285     $381,263     $292,067     $250,290
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  664,192        $564,369     $428,277     $344,745     $279,949     $199,954
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 3.84%(2)        3.86%        4.89%        4.81%        4.90%        4.44%
Expenses                              0.76%(2)        0.75%        0.77%        0.77%        0.56%        0.48%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)            29.4%           41.9%        40.3%        39.0%        31.4%        32.4%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $169,849,310 and $164,777,119, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $21.37          $17.67       $15.00       $15.09       $16.30       $ 9.57
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)           .18             .25          .15          .12          .04         (.02)
Net realized and unrealized
gain (loss)                           2.33            3.68         2.52          .19         (.96)        6.75
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                 2.51            3.93         2.67          .31         (.92)        6.73
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.46)           (.23)          --           --         (.04)          --
Distributions from net
realized gain                        (1.72)             --           --         (.40)        (.25)          --
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders        (2.18)           (.23)          --         (.40)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $21.70          $21.37       $17.67       $15.00       $15.09       $16.30
                                    ------        --------     --------     --------     --------     --------
                                    ------        --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                             12.19%          22.42%       17.80%        2.24%       (5.72)%      70.32%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $1,135,813        $959,110     $582,080     $360,979     $297,842     $ 96,425
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $1,068,024        $802,389     $466,750     $332,336     $214,545     $ 31,696
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 1.81%(2)        1.51%        1.09%        0.86%        0.54%        0.72%
Expenses                              0.75%(2)        0.76%        0.81%        0.89%        0.91%        0.92%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)            44.3%           67.1%        89.9%       131.3%        70.4%        65.1%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. Annualized.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $414,965,998 and $411,048,811, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                               YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ------------------------------------------------------------
                                (UNAUDITED)       1997         1996         1995         1994         1993(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $5.12           $5.09        $4.91        $4.60        $5.12      $5.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .19             .39          .38          .38          .35        .10
Net realized and unrealized
gain (loss)                           (.02)            .04          .19          .30         (.54)       .11
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .17             .43          .57          .68         (.19)       .21
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.09)           (.39)        (.39)        (.37)        (.32)      (.09)
Distributions in excess of net
realized gain                         (.06)           (.01)          --           --         (.01)        --
--------------------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders         (.15)           (.40)        (.39)        (.37)        (.33)      (.09)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $5.14           $5.12        $5.09        $4.91        $4.60      $5.12
                                -------------     --------     --------     --------     --------     --------
                                -------------     --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                              3.30%           8.71%       12.07%       15.33%       (3.78)%     4.25%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  257,438        $207,839     $118,716     $ 60,098     $ 20,320     $9,887
--------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  232,999        $159,934     $ 82,604     $ 37,698     $ 15,389     $4,259
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 8.06%(3)        8.23%        8.48%        9.32%        8.36%      5.67%(3)
Expenses                              0.82%(3)        0.83%        0.85%        0.85%        0.87%      0.96%(3)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)           100.5%          149.7%       144.3%        87.0%       136.6%      10.9%

1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $251,069,880 and $212,695,324, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND FINANCIAL HIGHLIGHTS

                                SIX MONTHS
                                ENDED                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 1998     ----------------------------------
                                (UNAUDITED)       1997         1996         1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                              $20.58          $16.37       $12.51       $10.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                  .09             .19          .14          .01
Net realized and unrealized
gain                                  2.60            4.91         3.91         2.52
------------------------------------------------------------------------------------
Total income from investment
operations                            2.69            5.10         4.05         2.53
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                (.05)           (.17)        (.14)        (.02)
Distributions from net
realized gain                        (1.10)           (.72)        (.05)          --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders        (1.15)           (.89)        (.19)        (.02)
------------------------------------------------------------------------------------
Net asset value, end of period      $22.12          $20.58       $16.37       $12.51
                                    ------        --------     --------     --------
                                    ------        --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                             13.09%          32.48%       32.51%       25.25%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $  262,780        $155,368     $ 47,009       $4,288
------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $  209,180        $ 94,906     $ 21,562       $1,809
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 0.95%(3)        1.15%        1.41%        0.50%(3)
Expenses                              0.81%(3)        0.83%        1.00%        2.07%(3)
------------------------------------------------------------------------------------
Portfolio turnover rate(4)            62.2%           78.5%       112.6%        23.7%

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $153,925,679 and $128,725,131, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

                                                              PERIOD
                                                              ENDED
                                                              JUNE 30, 1998(1)
                                                              (UNAUDITED)
-------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                  $   10.00
-------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                      (.01)
Net realized and unrealized gain                                           (.43)
-------------------------------------------------------------------------------
Total income from investment operations                                    (.44)
-------------------------------------------------------------------------------
Net asset value, end of period                                        $    9.56
                                                                         ------
                                                                         ------
-------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                       (4.40)%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                   $272
-------------------------------------------------------------------------------
Average net assets (in thousands)                                          $262
-------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                     (0.50)%(3)
Expenses                                                                   0.75%(3)
-------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                 23.2%

1. For the period from May 1, 1998 (commencement of operations) to June 30,
1998.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $334,718 and $59,070, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund (OMF), Oppenheimer High Income Fund (OHIF), Oppenheimer Bond Fund (OBF), Oppenheimer Aggressive Growth Fund (OAGF) operated under the name Oppenheimer Capital Appreciation Fund through April 30, 1998, Oppenheimer Growth Fund (OGF), Oppenheimer Multiple Strategies Fund (OMSF), Oppenheimer Global Securities Fund (OGSF), Oppenheimer Strategic Bond Fund (OSBF), Oppenheimer Growth & Income Fund (OGIF) and Oppenheimer Small Cap Growth Fund (OSCGF), (collectively, the Funds) are separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Funds. The Funds' objectives are as follows:

OPPENHEIMER MONEY FUND seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investment in high yield fixed-income securities. The Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OPPENHEIMER BOND FUND primarily seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

OPPENHEIMER AGGRESSIVE GROWTH FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GLOBAL SECURITIES FUND seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities, but which may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly know as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Capital appreciation is not the objective.

OPPENHEIMER GROWTH & INCOME FUND seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

OPPENHEIMER SMALL CAP GROWTH FUND seeks capital appreciation. Current income is not an objective, In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION. Portfolio securities of OMF are valued on the basis of amortized cost, which approximates market value. Portfolio securities of OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF, OGIF and OSCGF are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
STRUCTURED NOTES. The Funds may invest in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The structured notes may be leveraged, which increase the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended June 30, 1998, the market value of these securities comprised an average of 7% and 5%, respectively, of the net assets of OHIF and OSBF, and resulted in realized and unrealized gains of $294,901 and $628,052, respectively.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by OHIF, OBF, OMSF, OSBF and OGIF on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Funds maintain, in segregated accounts with the custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Funds' net asset values to the extent the Funds make such purchases while remaining substantially fully invested. As of June 30, 1998, OHIF, OBF, OMSF and OSBF had entered into outstanding when-issued or forward commitments as shown below:

                                                                               OUTSTANDING WHEN-ISSUED
                                                                               OR
                                                                               FORWARD COMMITMENTS
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                                               $  1,472,599
Oppenheimer Bond Fund                                                                       167,878,635
Oppenheimer Multiple Strategies Fund                                                          6,108,646
Oppenheimer Strategic Bond Fund                                                              22,106,088

In connection with their ability to purchase securities on a when-issued or forward commitment basis, OHIF, OBF and OSBF may enter into mortgage dollar-rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds record each dollar-roll as a sale and a new purchase transaction.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY CREDIT RISK. OHIF, OMSF and OSBF invest in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. The aggregate market value of securities in default at June 30, 1998 for OHIF, OMSF and OSBF are shown below:

                                                                                          PERCENTAGE OF NET
                                                                               AMOUNT     ASSETS
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                                   $  42,665               0.01%
Oppenheimer Multiple Strategies Fund                                           2,162,500               0.32
Oppenheimer Strategic Bond Fund                                                   72,749               0.01

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities purchased by OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF and OGIF that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

For OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF and OGIF, the effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Trust intends for each Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders of OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF, OGIF and OSCGF are recorded on the ex-dividend date. OMF intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, OMF may withhold dividends or make distributions of net realized gains.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased by OHIF, OBF, OMSF, OGSF, OSBF and OGIF is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made on the ex-date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Funds have authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                  JUNE 30, 1998             DECEMBER 31, 1997
                                            --------------------------  --------------------------
OPPENHEIMER MONEY FUND                      SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Sold                                         148,757,96   $148,757,967   390,437,217  $390,437,217
Dividends and distributions reinvested         3,275,949     3,275,949     6,901,000     6,901,000
Redeemed                                    (143,759,981) (143,759,981) (400,273,601) (400,273,601)
                                            ------------  ------------  ------------  ------------
Net increase (decrease)                        8,273,935   $ 8,273,935    (2,935,384) $ (2,935,384)
                                            ------------  ------------  ------------  ------------
                                            ------------  ------------  ------------  ------------

OPPENHEIMER HIGH INCOME FUND
--------------------------------------------------------------------------------------------------
Sold                                          6,872,284   $79,631,842    14,372,458   $163,481,515
Dividends and distributions reinvested        1,300,031    14,807,349     1,658,451     18,684,961
Redeemed                                     (3,908,532)  (45,284,267)   (7,919,351)   (89,671,819)
                                            ------------  ------------  ------------  ------------
Net increase                                  4,263,783   $49,154,924     8,111,558   $ 92,494,657
                                            ------------  ------------  ------------  ------------
                                            ------------  ------------  ------------  ------------

OPPENHEIMER BOND FUND
---------------------------------------------------------------------------------------------------
Sold                                          9,163,206   $109,657,567   12,079,029    $142,326,116
Dividends and distributions reinvested        1,463,254     17,163,974    2,509,897      29,264,275
Redeemed                                     (6,509,116)   (77,835,463)  (7,613,095)    (89,294,128)
                                            ------------  ------------  ------------  -------------
Net increase                                  4,117,344   $ 48,986,078    6,975,831    $ 82,296,263
                                            ------------  ------------  ------------  -------------
                                            ------------  ------------  ------------  -------------

OPPENHEIMER AGGRESSIVE GROWTH FUND
---------------------------------------------------------------------------------------------------
Sold                                          5,823,298   $255,958,927    9,511,150    $368,762,665
Dividends and distributions reinvested          580,165     25,556,279      952,236      32,014,171
Redeemed                                     (4,608,376)  (203,185,759)  (4,981,695)   (193,507,968)
                                            ------------  ------------  ------------  -------------
Net increase                                  1,795,087   $ 78,329,447    5,481,691    $207,268,868
                                            ------------  ------------  ------------  -------------
                                            ------------  ------------  ------------  -------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                  JUNE 30, 1998             DECEMBER 31, 1997
                                            --------------------------  --------------------------
OPPENHEIMER GROWTH FUND                     SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Sold                                          4,330,157  $145,734,005   10,437,357    $318,824,006
Dividends and distributions reinvested        1,565,398    51,470,270      720,274      18,842,365
Redeemed                                     (2,122,009)  (71,625,849)  (6,429,313)   (191,417,975)
                                            ------------ -------------  ------------  ------------
Net increase                                  3,773,546  $125,578,426    4,728,318    $141,248,396
                                            ------------ -------------  ------------  ------------
                                            ------------ -------------  ------------  ------------

OPPENHEIMER MULTIPLE STRATEGIES FUND
---------------------------------------------------------------------------------------------------
Sold                                          2,156,497   $37,223,913     6,728,904    $110,124,465
Dividends and distributions reinvested        2,387,019    40,555,452     2,517,354      39,597,113
Redeemed                                     (2,639,502)  (45,467,094)   (2,765,980)    (45,296,683)
                                            ------------  ------------  ------------  -------------
Net increase                                  1,904,014   $32,312,271     6,480,278    $104,424,895
                                            ------------  ------------  ------------  -------------
                                            ------------  ------------  ------------  -------------

OPPENHEIMER GLOBAL SECURITIES FUND
---------------------------------------------------------------------------------------------------
Sold                                          6,606,784   $143,954,552   17,881,768    $354,780,849
Dividends and distributions reinvested        4,877,993    101,511,033      446,370       8,181,958
Redeemed                                     (4,035,341)   (87,217,996)  (6,390,329)   (127,270,051)
                                            ------------  ------------  ------------   ------------
Net increase                                  7,449,436   $158,247,589   11,937,809    $235,692,756
                                            ------------  ------------  ------------   ------------
                                            ------------  ------------  ------------   ------------

OPPENHEIMER STRATEGIC BOND FUND
--------------------------------------------------------------------------------------------------
Sold                                         11,535,682   $59,546,651    18,907,314    $96,727,423
Dividends and distributions reinvested        1,279,028     6,535,834     2,528,920     12,861,470
Redeemed                                     (3,375,252)  (17,399,210)   (4,147,991)   (21,213,934)
                                            ------------  ------------  ------------  ------------
Net increase                                  9,439,458   $48,683,275    17,288,243    $88,374,959
                                            ------------  ------------  ------------  ------------
                                            ------------  ------------  ------------  ------------

OPPENHEIMER GROWTH & INCOME FUND
--------------------------------------------------------------------------------------------------
Sold                                          4,688,369   $102,660,619     5,209,743   $95,997,604
Dividends and distributions reinvested          468,325     10,340,605       216,162     3,646,792
Redeemed                                       (825,554)   (17,780,093)     (745,544)  (13,620,674)
                                            ------------  ------------  ------------  ------------
Net increase                                  4,331,140   $ 95,221,131     4,680,361   $86,023,722
                                            ------------  ------------  ------------  ------------
                                            ------------  ------------  ------------  ------------

                                                   PERIOD ENDED
OPPENHEIMER SMALL CAP GROWTH FUND                JUNE 30, 1998(1)
--------------------------------------------------------------------------------------------------
Sold                                             28,503   $   284,402            --    $        --
Redeemed                                             (5)          (52)           --             --
                                            ------------  ------------  ------------  ------------
Net increase                                     28,498   $   284,350            --    $        --
                                            ------------  ------------  ------------  ------------
                                            ------------  ------------  ------------  ------------

1.  For the period from May 1, 1998 (commencement of operations) to June 30,
1998.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At June 30, 1998, net unrealized appreciation or depreciation on investments and options written consisted of the following:

                                                   OPPENHEIMER               OPPENHEIMER
                                                   HIGH INCOME  OPPENHEIMER  AGGRESSIVE   OPPENHEIMER
                                                   FUND         BOND FUND    GROWTH FUND  GROWTH FUND
-------------------------------------------------------------------------------------------------------
Gross appreciation                                 $10,884,978  $19,763,740  $316,497,388  $173,714,123
Gross depreciation                                   3,599,689    7,797,339     7,039,109    14,188,709
                                                   -----------  -----------  ------------  ------------
Net unrealized appreciation                        $ 7,285,289  $11,966,401  $309,458,279  $159,525,414
                                                   -----------  -----------  ------------  ------------
                                                   -----------  -----------  ------------  ------------

                                                   OPPENHEIMER   OPPENHEIMER
                                                   MULTIPLE      GLOBAL        OPPENHEIMER  OPPENHEIMER
                                                   STRATEGIES    SECURITIES    STRATEGIC    GROWTH &
                                                   FUND          FUND          BOND FUND    INCOME FUND
-------------------------------------------------------------------------------------------------------
Gross appreciation                                 $128,783,861  $218,615,689  $6,231,507   $42,514,387
Gross depreciation                                   18,907,971    58,633,482   5,659,249    11,111,942
                                                   ------------  ------------  -----------  -----------
Net unrealized appreciation                        $109,875,890  $159,982,207  $  572,258   $31,402,445
                                                   ------------  ------------  -----------  -----------
                                                   ------------  ------------  -----------  -----------

                                                   OPPENHEIMER
                                                    SMALL CAP
                                                   GROWTH FUND
--------------------------------------------------------------
Gross appreciation                                  $  14,104
Gross depreciation                                     20,004
                                                   -----------
Net unrealized depreciation                         $   5,900
                                                   -----------
                                                   -----------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreements with the Trust. For OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF, OGIF and OSCGF, the annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. In addition, management fees for OHIF, OBF and OSBF are 0.50% of average annual net assets in excess of $1 billion. Management fees for OMF are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion. For OSBF, the Manager has agreed to limit the management fee charged so that the ordinary operating expenses of the Fund will not exceed 1.0% of its average annual net assets in any fiscal year.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Funds (except OMF) use forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Funds generally enter into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Funds may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Funds will realize a gain or loss upon the closing or settlement of the forward transaction.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statements of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, outstanding forward contracts were as follows:

                                                                    VALUATION AS
                               EXPIRATION     CONTRACT              OF JUNE 30,    UNREALIZED   UNREALIZED
OPPENHEIMER HIGH INCOME FUND   DATES          AMOUNT (000'S)        1998           APPRECIATION DEPRECIATION
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------------------
Canadian Dollar (CAD)          7/15/98              525  CAD        $   360,280    $   2,899        $      --

OPPENHEIMER BOND FUND
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------------------
Canadian Dollar (CAD)          7/15/98            4,000  CAD        $ 2,722,905    $  37,810        $      --

OPPENHEIMER STRATEGIC BOND
FUND
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------
Danish Krone (DKK)             7/1/98                832  DKK        $   120,983    $   1,822       $       --
Greek Drachma (GRD)            7/17/98-7/20/98   218,300  GRD            714,651           --           11,211
Japanese Yen (JPY)             7/31/98             7,560  JPY             55,066           --               44
New Zealand Dollar (NZD)       7/22/98             1,875  NZD            969,175        7,791               --
South African Rand (ZAR)       7/3/98              5,080  ZAR            860,269      109,027               --
                                                                                    -----------  -------------
                                                                                      118,640           11,255
                                                                                    -----------  -------------
CONTRACTS TO SELL
-----------------------------
Australian Dollar (AUD)        7/22/98               537  AUD            333,325          748               --
                                                                                    -----------  -------------
Total Unrealized Appreciation and Depreciation                                      $ 119,388       $   11,255
                                                                                    -----------  -------------
                                                                                    -----------  -------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

The Funds (except OMF) may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Funds may also buy or write put or call options on these futures contracts.

The Funds generally sell futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Funds may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflect a receivable or payable for the daily mark to market for variation margin.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS (CONTINUED)
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1998, outstanding futures contracts were as follows:

                                                                                VALUATION AS   UNREALIZED
                                                 EXPIRATION     NUMBER OF       OF             APPRECIATION
OPPENHEIMER BOND FUND                            DATE           CONTRACTS       JUNE 30, 1998  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------------------------
U.S. Treasury Bonds, 30 yr.                      9/98                 566       $69,954,063    $     796,563
                                                                                               -------------
CONTRACTS TO SELL
-----------------------------------------------
U.S. Treasury Nts., 5 yr.                        9/98                 265        29,067,188         (155,273)
U.S. Treasury Nts., 10 yr.                       9/98                 156        17,759,625         (107,039)
                                                                                               -------------
                                                                                                    (262,312)
                                                                                               -------------
                                                                                               $     534,251
                                                                                               -------------
                                                                                               -------------


OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------------------------
U.S. Treasury Bonds, 30 yr.                      9/98                 129       $15,943,594    $     237,969
                                                                                               -------------
CONTRACTS TO SELL
-----------------------------------------------
German Government Bonds                          9/98                   5           749,253           (4,481)
Standard & Poors 500 Index                       9/98                  14         4,000,500         (126,875)
                                                                                               -------------
                                                                                                    (131,356)
                                                                                               -------------
                                                                                               $     106,613
                                                                                               -------------
                                                                                               -------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Funds (except OMF) may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
7. OPTION ACTIVITY (CONTINUED)
The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Written option activity for the six months June 30, 1998 was as follows:

                                                           CALL OPTIONS             PUT OPTIONS
                                                       ---------------------  ------------------------
                                                       NUMBER OF  AMOUNT OF   NUMBER OF     AMOUNT OF
OPPENHEIMER HIGH INCOME FUND                           OPTIONS    PREMIUMS    OPTIONS        PREMIUMS
                                                       ---------  ----------  -----------  -----------
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1997                      --  $       --           --   $      --
Options written                                              200      45,875            6      50,220
Options closed or expired                                   (200)    (45,875)          (6)    (50,220)
                                                       ---------  ----------  -----------  -----------
Options outstanding at June 30, 1998                          --  $       --           --   $      --
                                                       ---------  ----------  -----------  -----------
                                                       ---------  ----------  -----------  -----------

OPPENHEIMER MULTIPLE STRATEGIES FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1997                   6,056  $1,797,849           --  $       --
Options written                                            7,411   2,531,943           --          --
Options closed or expired                                 (3,491) (1,043,730)          --          --
Options exercised                                         (2,497)   (694,477)          --          --
                                                       ---------  ----------  -----------  -----------
Options outstanding at June 30, 1998                       7,479  $2,591,585           --  $       --
                                                       ---------  ----------  -----------  -----------
                                                       ---------  ----------  -----------  -----------
OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1997                     400  $    3,679   224,820,000  $   31,046
Options written                                        3,210,000      25,133   561,454,500     101,529
Options closed or expired                             (3,210,000)    (25,133) (416,242,000)    (44,571)
Options exercised                                             --          --  (369,070,000)    (56,616)
                                                       ---------  ----------   -----------  -----------
Options outstanding at June 30, 1998                         400  $    3,679       962,500  $   31,388
                                                       ---------  ----------   -----------  -----------
                                                       ---------  ----------   -----------  -----------
OPPENHEIMER GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1997                     880  $   61,758           --  $       --
Options written                                            8,145   1,623,621           --          --
Options closed or expired                                 (4,815)   (641,383)          --          --
Options exercised                                         (1,610)   (510,365)          --          --
                                                       ---------  ----------  -----------  -----------
Options outstanding at June 30, 1998                       2,600  $  533,631           --  $       --
                                                       ---------  ----------  -----------  -----------
                                                       ---------  ----------  -----------  -----------

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid and restricted securities subject to this 10% limitation at June 30, 1998 are shown below:

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES (CONTINUED)
Information concerning restricted securities is as follows:

                                                                                          PERCENTAGE OF NET
                                                                              AMOUNT      ASSETS
------------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund                                                        $13,000,000              9.62%
Oppenheimer High Income Fund                                                  27,656,030               8.13
Oppenheimer Bond Fund                                                         37,742,036               6.60
Oppenheimer Aggressive Growth Fund                                             5,093,750               0.47
Oppenheimer Multiple Strategies Fund                                           3,556,141               0.53
Oppenheimer Strategic Bond Fund                                               14,409,842               5.60

OPPENHEIMER MONEY FUND

The aggregate value of restricted securities is $3,000,000.

                                                                                           VALUATION
                                                                                           PER UNIT AS
                                                                                           OF
                                                             ACQUISITION     COST PER      JUNE 30,
SECURITY                                                     DATE            UNIT          1998
--------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES
-----------------------------------------------------------
American Honda Finance Corp., 5.687%, 1/19/99                1/22/98            100.00%          100.00%

OPPENHEIMER HIGH INCOME FUND

The aggregate value of restricted securities is $3,911,835.

                                                                                           VALUATION
                                                                                           PER UNIT AS
                                                             ACQUISITION     COST PER      OF
SECURITY                                                     DATE            UNIT          JUNE 30, 1998
--------------------------------------------------------------------------------------------------------
BONDS
-----------------------------------------------------------
ECM Fund, L.P. I., 14% Sub. Nts., 6/10/02                    4/14/92            100.00%         100.25%
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08      3/19/98            101.00          107.00
STOCKS AND WARRANTS
-----------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A                    6/17/97         $   25.00       $   25.00
CGA Group Ltd. Wts., Exp. 12/49                              6/17/97               .00             .50
ECM Fund, L.P. I.                                            4/14/92          1,000.00          885.00
Omnipoint Corp.                                              1/16/96             16.00           21.79
Omnipoint Corp. Wts., Exp. 11/00                             11/29/95              .00           21.79

OPPENHEIMER BOND FUND

The aggregate value of restricted securities is $1,166,500.

                                                                                           VALUATION
                                                                                           PER UNIT AS
                                                                                           OF
                                                             ACQUISITION     COST PER      JUNE 30,
SECURITY                                                     DATE            UNIT          1998
--------------------------------------------------------------------------------------------------------
BONDS
-----------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99             5/15/95            110.05%          116.65%

OPPENHEIMER STRATEGIC BOND FUND

The aggregate value of restricted securities is $408,000.

                                                                                           VALUATION
                                                                                           PER UNIT AS
                                                                                           OF
                                                             ACQUISITION     COST PER      JUNE 30,
SECURITY                                                     DATE            UNIT          1998
-------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
-----------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A                    6/17/97         $   25.00           $25.00
CGA Group Ltd. Wts., Exp. 12/49                              6/17/97               .00              .50

OPPENHEIMER VARIABLE ACCOUNT FUNDS
SHAREHOLDER MEETING (UNAUDITED)
--------------------------------------------------------------------------------

On April 3, 1998, a shareholder meeting was held at which the following items and proposals were approved, as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

                                                                    WITHELD/
NOMINEE/PROPOSAL                  FOR              AGAINST          ABSTAIN        TOTAL
--------------------------------------------------------------------------------------------------
1.         Robert G. Avis         343,078,839.117   9,606,314.100   1,599,420.050  354,284,573.267
           William A. Baker       341,475,509.412  11,209,603.805   1,599,420.050  354,284,533.267
           Charles Conrad, Jr.    343,080,485.338   9,604,667.875   1,599,420.050  354,284,573.263
           Jon S. Fossel          343,120,429.591   9,564,693.626   1,599,420.050  354,284,543.267
           Sam Freedman           343,067,197.485   9,617,955.932   1,599,420.050  354,284,573.467
           Raymond Kalinowski     343,091,550.638   9,593,562.482   1,599,420.050  354,284,533.170
           C. Howard Kast         342,398,240.944  10,286,872.273   1,599,420.050  354,284,533.267
           Robert M. Kirschner    342,299,180.973  10,385,932.244   1,599,420.050  354,284,533.267
           Ned M. Steel           341,433,552.912  11,251,560.305   1,599,420.050  354,284,533.267
           James C. Swain         343,086,111.667   9,595,015.871   1,603,405.729  354,284,533.267

2.         Ratification of the selection of Deloitte & Touche LLP as independent auditors of the Trust for the fiscal year beginning January 1, 1998 (Proposal No. 1):

                                  335,797,488.589   2,214,452.724  15,273,182.843  353,285,124.156

3(i).      Approval of changes to the fundamental investment policies of Oppenheimer Money Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   96,286,996.003  11,207,036.137   9,478,262.875  116,972,295.015

3(ii).     Approval of changes to the fundamental investment policies of Oppenheimer High Income Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                    21,954,279.29   1,416,150.736   2,507,353.000   25,877,783.026

3(iii).    Approval of changes to the fundamental investment policies of Oppenheimer Bond Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                    34,400,730.76   2,437,071.467   2,884,944.412   39,722,748.643

3(iv).     Approval of changes to the fundamental investment policies of Oppenheimer Strategic Bond Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   36,871,222.256   1,735,365.400   2,761,054.592   41,367,642.248

3(v).      Approval of changes to the fundamental investment policies of Oppenheimer Aggressive Growth Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   17,965,586.548   1,398,668.778   1,384,173.270   20,748,428.596

OPPENHEIMER VARIABLE ACCOUNT FUNDS
SHAREHOLDER MEETING (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                    WITHELD/
NOMINEE/PROPOSAL                  FOR              AGAINST          ABSTAIN        TOTAL
--------------------------------------------------------------------------------------------------

3(vi).     Approval of changes to the fundamental investment policies of Oppenheimer Growth Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   10,043,951.548     796,895.779     743,803.638   11,584,650.965

3(vii).    Approval of changes to the fundamental investment policies of Oppenheimer Multiple Strategies
             Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   31,193,142.790   2,281,462.346   3,087,828.124   36,562,433.260

3(viii).   Approval of changes to the fundamental investment policies of Oppenheimer Growth & Income Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                    7,029,838.247     410,269.718     504,078.630    7,944,186.595

3(ix).     Approval of changes to the fundamental investment policies of Oppenheimer Global Securities Fund on warrants, borrowing, investing in oil and gas exploration, investing in other investment companies and hedging. (Proposal No. 2):

                                   37,466,080.901   2,849,132.245   3,176,056.564   43,491,269.710

4.         Approval of changes to certain in Oppenheimer Bond Fund's investment objective and fundamental investment policies. (Proposal No. 3):

                                   34,444,138.694   2,098,267.244   3,180,342.705   29,722,748.643

5.         Approval of amendments to the Trust's Declaration of Trust to permit each Fund to issue additional classes of shares. (Proposal No. 4):

                                  309,886,066.129  18,994,944.838  24,404,133.189  353,285,144.156

OPPENHEIMER VARIABLE ACCOUNT FUNDS

------------------------------------------------------------------------------------------------------
oFFICERS AND TRUSTEES      James C. Swain, Chairman and Chief Executive Officer
                           Bridget A. Macaskill, President and Trustee
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           Charles Conrad, Jr., Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           George C. Bowen, Vice President, Treasurer and Assistant Secretary
                           Andrew J. Donohue, Vice President and Secretary
                           Bruce L. Bartlett, Vice President
                           Alan Gilston, Vice President
                           John Kowalik, Vice President
                           Michael S. Levine, Vice President
                           David P. Negri, Vice President
                           Jane Putnam, Vice President
                           Thomas P. Reedy, Vice President
                           Richard H. Rubinstein, Vice President
                           Arthur P. Steinmetz, Vice President
                           Jay W. Tracey, Vice President
                           William L. Wilby, Vice President
                           Arthur J. Zimmer, Vice President
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
TRANSFER AGENT             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
CUSTODIAN OF PORTFOLIO     The Bank of New York
SECURITIES

------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           The financial statements included herein have been taken from the records of the Funds without examination of the independent auditors.

                           This is a copy of a report to shareholders of Oppenheimer Variable Account
                           Funds. This report must be preceded or accompanied by a Prospectus of
                           Oppenheimer Variable Account Funds. For material information concerning the
                           Funds, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.